SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.)

         Filed by the  Registrant  [X]
         Filed by a Party other than the  Registrant  [ ]
         Check the appropriate box:

         [ ]      Preliminary Proxy Statement
         [x]      Definitive Proxy Statement
         [ ]      Definitive Additional Materials
         [ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
         [ ]      Confidential,  for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2))

                      ATLANTIC GULF COMMUNITIES CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [ ]      $125 per Exchange Act Rules  0-11(c)(1)(ii),  14a-6(i)(1),  or
                  14a-6(i)(2) or Item 22(a)(2) of Schedule 14A
         [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

(Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
         (5) Total fee paid:
--------------------------------------------------------------------------------
         [ ]      Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
         [ ]      Check  box if any part of the fee is  offset  as  provided  by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:
--------------------------------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
         (3) Filing Party:
--------------------------------------------------------------------------------
         (4) Date Filed:
--------------------------------------------------------------------------------

                      ATLANTIC GULF COMMUNITIES CORPORATION
                            2601 SOUTH BAYSHORE DRIVE
                            MIAMI, FLORIDA 33133-5461
                               -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON WEDNESDAY, JUNE 24, 1998

To the Stockholders of Atlantic Gulf Communities Corporation:

         The 1998 Annual Meeting of Stockholders (the "Meeting") of Atlantic Gulf Communities Corporation, a Delaware corporation (the "Company"), will be held on Wednesday, June 24, 1998, starting at 11:00 a.m., Eastern Daylight Time, at the Hyatt Regency Miami, 400 S.E. Second Avenue, Miami, Florida, for the following purposes:

         1. to elect/re-elect Mr. James M. DeFrancia as a Class 3 Director of the Company to serve until the Annual Meeting of Stockholders of the Company in the year 2001 and until his successor is duly elected and qualified (see PART I. DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL ELECTION OF CLASS 3 DIRECTOR in the accompanying Proxy Statement);

         2. to amend the Company's Amended and Restated Certificate of Incorporation (the "Certificate") to authorize the Board of Directors of the Company (the "Board") to effect, in its discretion, the Stock Splits (see PART I. DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL - AMENDMENT OF CERTIFICATE TO AUTHORIZE 1998 STOCK SPLITS in the accompanying Proxy Statement);

         3. in connection with, and on the terms set forth in, Mr. Rutherford's Employment Agreement (see PART I. DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL - MATTERS RELATED TO MR. RUTHERFORD'S EMPLOYMENT AGREEMENT in the accompanying Proxy Statement):

                  a. to ratify and approve the performance objectives (as approved by the Compensation/Stock Option Committee of the Board) for the non-discretionary 75% component of Rutherford's 1998 Bonus (see PART I. DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL MATTERS RELATED TO MR. RUTHERFORD'S EMPLOYMENT AGREEMENT -- PERFORMANCE OBJECTIVES FOR MR. RUTHERFORD'S 1998 BONUS in the accompanying Proxy Statement);

                  b. to ratify and approve the payment of 50% of Mr. Rutherford's 1998 Bonus, to the extent earned (less applicable withholding taxes), in shares of Common Stock of the Company (the "Common Stock") (see PART
                           I. DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL MATTERS RELATED TO MR. RUTHERFORD'S EMPLOYMENT AGREEMENT -- PAYMENT OF 50% OF MR.
                           RUTHERFORD'S 1998 BONUS IN COMMON STOCK in the accompanying Proxy Statement);

                  c. to ratify and approve the payment of 50% of Mr. Rutherford's Warrant Reset Incentive, to the extent earned (less applicable withholding taxes), in shares of Common Stock (see PART I. DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL - MATTERS RELATED TO MR. RUTHERFORD'S EMPLOYMENT AGREEMENT -- PAYMENT OF 50% OF MR. RUTHERFORD'S WARRANT RESET INCENTIVE IN COMMON STOCK in the accompanying Proxy Statement);

                  d. to ratify and approve the 1997 and 1998 Recourse Loan(s) by the Company to Mr. Rutherford, the proceeds of which are to be used solely for the purpose of purchasing shares of Common Stock in the NASDAQ National Market or in one or more private transactions with third parties (see PART I. DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL - MATTERS RELATED TO MR. RUTHERFORD'S EMPLOYMENT AGREEMENT -- LOANS BY THE COMPANY TO MR. RUTHERFORD FOR THE PURCHASE OF COMMON STOCK IN THE MARKET OR IN PRIVATE TRANSACTIONS in the accompanying Proxy Statement); and

                  e. to ratify and approve the purchase by Mr. Rutherford from the Company of shares of Common Stock having a market value, as of the purchase date, equal to $600,000, and the nonrecourse $600,000 Loan to be made by the Company to Mr. Rutherford, the proceeds of which are to be used solely to fund the purchase price for such shares (see PART I. DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL - MATTERS RELATED TO MR. RUTHERFORD'S EMPLOYMENT AGREEMENT -- PURCHASE OF COMMON STOCK FROM THE COMPANY AND THE $600,000 LOAN BY THE COMPANY TO MR. RUTHERFORD OF THE PURCHASE PRICE FOR SUCH COMMON STOCK in the accompanying Proxy Statement);

         4. ratify and approve the payment (at the option of the Board) of 50% of Mr. Laguardia's 1998 Performance Bonus, to the extent earned (less applicable withholding taxes), as set forth in his Employment Agreement, in shares of Common Stock (see PART
                  I. DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL
                  - MATTERS RELATED TO MR. LAGUARDIA'S EMPLOYMENT AGREEMENT in the accompanying Proxy Statement);

         5. to ratify and approve Mr. Jeffrey's New Plan Option Agreement (see PART I. DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL - STOCK OPTION AGREEMENTS -- NEW STOCK OPTION PLAN AGREEMENT FOR MR. JEFFREY in the accompanying Proxy Statement);

         6.       to ratify and approve Mr.  Laguardia's  Option  Agreement (see
                  PART I. DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL - STOCK OPTION AGREEMENTS -- STOCK OPTION PLAN AND AGREEMENT FOR MR. LAGUARDIA in the accompanying Proxy Statement);

         7.       to ratify and approve Mr.  Rutherford's  Option Agreement (see
                  PART I.  DESCRIPTION  OF PROPOSALS  SUBMITTED FOR  STOCKHOLDER

                  APPROVAL - STOCK OPTION AGREEMENTS -- STOCK INCENTIVE PLAN AND
                  AGREEMENT  FOR  MR.  RUTHERFORD  in  the  accompanying   Proxy
                  Statement);

         8. to ratify and approve an amendment to the Atlantic Gulf Communities Corporation Employee Stock Option Plan (the "Plan") to increase the number of shares of Common Stock with respect to which options may be granted under the Plan by 500,000 shares (i.e., from 750,000 shares of Common Stock to 1,250,000 shares of Common Stock) (see PART I. DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL - AMENDMENT OF
                  EMPLOYEE STOCK OPTION PLAN in the accompanying Proxy Statement); and

         9. to transact such other business as may properly come before the Meeting and any and all adjournments or postponements thereof.

         The Board has fixed the close of business on Wednesday, May 6, 1998, as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting (the "Stockholders"). A complete list of Stockholders entitled to vote at the Meeting will be available, upon written demand, for examination during normal business hours by any Stockholder, for any purpose germane to the Meeting and permitted under the Delaware General Corporation Law (the "DGCL"), for a period of ten (10) days prior to the Meeting at the Company's Miami, Florida, offices. Only Stockholders of record as of the record date are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

         A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1997, a Proxy Statement and a proxy card accompany this notice. These materials are first being sent to Stockholders on or about May 25, 1998.

         The enclosed proxy is solicited by the Board. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the Meeting.

         THE MEMBERS OF THE BOARD URGE YOU TO DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. STOCKHOLDERS WILL BE ADMITTED TO THE MEETING ONLY UPON PRESENTATION OF PROOF OF STOCK OWNERSHIP, WHICH MAY INCLUDE A CURRENT BROKERAGE STATEMENT OR A LETTER FROM THEIR BANK OR BROKER. THE RETURN OF THE ENCLOSED PROXY CARD WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU DO ATTEND THE MEETING.



                                 By  Order  of  the   Board  of   Directors   of
                                 Atlantic Gulf Communities Corporation,


                                 -----------------------------------------------
                                     JOEL K. GOLDMAN
                                     SECRETARY

Miami, Florida
May 20, 1998

                      ATLANTIC GULF COMMUNITIES CORPORATION
                            2601 SOUTH BAYSHORE DRIVE
                            MIAMI, FLORIDA 33133-5461
                               -------------------

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            WEDNESDAY, JUNE 24, 1998
                               -------------------


GENERAL INFORMATION

GENERAL

         This Proxy Statement and the accompanying proxy card are being furnished to the record holders (the "Stockholders") of Common Stock, par value $.10 per share (the "Common Stock"), of Atlantic Gulf Communities Corporation (the "Company") in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company (the "Board") for use at the Company's 1998 Annual Meeting of Stockholders (together with any and all adjournments or postponements thereof, the "Meeting") which is scheduled to be held on Wednesday, June 24, 1998, starting at 11:00 a.m., Eastern Daylight Time, at the Hyatt Regency Miami, 400 S.E. Second Avenue, Miami, Florida, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). This Proxy Statement, the Notice, the Annual Report to Stockholders for the fiscal year ended December 31, 1997 (the "Annual Report") and the enclosed proxy card are first being mailed to Stockholders on or about May 25, 1998. The Annual Report is not to be considered part of the Company's proxy solicitation materials.

         At the Meeting, the Stockholders will be asked:

         1. to elect/re-elect Mr. James M. DeFrancia as a Class 3 Director of the Company to serve until the Annual Meeting of Stockholders of the Company in the year 2001 and until his successor is duly elected and qualified (see PART I. DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL ELECTION OF CLASS 3 DIRECTOR below);

         2. to amend the Company's Amended and Restated Certificate of Incorporation (the "Certificate") to authorize the Board to effect, in its discretion, the Stock Splits (see PART I. DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL - AMENDMENT OF CERTIFICATE TO AUTHORIZE 1998 STOCK SPLITS below);

         3. in connection with, and on the terms set forth in, Mr. Rutherford's Employment Agreement (as defined in PART I. DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL - MATTERS RELATED TO MR. RUTHERFORD'S EMPLOYMENT AGREEMENT below):

                  a. to ratify and approve the performance objectives (as approved and adopted by the Board and the Compensation/Stock Option Committee of the Board (the "Compensation Committee") for the non-discretionary 75% component of Mr. Rutherford's 1998 Bonus (see
                           PART  I.  DESCRIPTION  OF  PROPOSALS   SUBMITTED  FOR
                           STOCKHOLDER APPROVAL - MATTERS RELATED TO MR. RUTHERFORD'S EMPLOYMENT AGREEMENT -- PERFORMANCE OBJECTIVES FOR MR. RUTHERFORD'S 1998 BONUS below);

                  b. to ratify and approve the payment of 50% of Mr. Rutherford's 1998 Bonus, to the extent earned (less applicable withholding taxes), in shares of Common Stock (see PART I. DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL - MATTERS RELATED TO MR. RUTHERFORD'S EMPLOYMENT AGREEMENT -- PAYMENT OF 50% OF MR. RUTHERFORD'S 1998 BONUS IN COMMON STOCK below);

                  c. to ratify and approve the payment of 50% of Mr. Rutherford's Warrant Reset Incentive, to the extent earned (less applicable withholding taxes), in shares of Common Stock (see PART I. DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL - MATTERS RELATED TO MR. RUTHERFORD'S EMPLOYMENT AGREEMENT -- PAYMENT OF 50% OF MR. RUTHERFORD'S WARRANT RESET INCENTIVE IN COMMON STOCK below);

                  d. to ratify and approve the 1997 and 1998 Recourse Loan(s) by the Company to Mr. Rutherford, the proceeds of which are to be used solely for the purpose of purchasing shares of Common Stock in the NASDAQ National Market or in one or more private transactions with third parties (see PART I. DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL - MATTERS RELATED TO MR. RUTHERFORD'S EMPLOYMENT AGREEMENT -- LOANS BY THE COMPANY TO MR. RUTHERFORD FOR THE PURCHASE OF COMMON STOCK IN THE MARKET OR IN PRIVATE TRANSACTIONS below);

                  e. to ratify and approve the purchase by Mr. Rutherford from the Company of shares of Common Stock having a market value, as of the purchase date, equal to $600,000, and the nonrecourse $600,000 Loan to be made by the Company to Mr. Rutherford, the proceeds of which are to be used solely to pay the purchase price for such shares (see PART I. DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL - MATTERS RELATED TO MR. RUTHERFORD'S EMPLOYMENT AGREEMENT -- PURCHASE OF COMMON STOCK FROM THE COMPANY AND THE $600,000 LOAN BY THE COMPANY TO MR. RUTHERFORD OF THE PURCHASE PRICE FOR SUCH COMMON STOCK below);

         4. to ratify and approve the payment (at the option of the Board) of 50% of Mr. Laguardia's 1998 Performance Bonus, to the extent earned (less applicable withholding taxes), as set forth in his Employment Agreement, in shares of Common Stock (see PART I. DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL - MATTERS RELATED TO MR. LAGUARDIA'S EMPLOYMENT AGREEMENT below);

         5. to ratify and approve Mr. Jeffrey's New Plan Option Agreement (see PART I. DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL - STOCK OPTION AGREEMENTS -- NEW STOCK OPTION PLAN AGREEMENT FOR MR. JEFFREY below);

         6.       to ratify and approve Mr.  Laguardia's  Option  Agreement (see
                  PART I. DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL - STOCK OPTION AGREEMENTS -- STOCK OPTION PLAN AND AGREEMENT FOR MR. LAGUARDIA below);

         7.       to ratify and approve Mr.  Rutherford's  Option Agreement (see
                  PART I. DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL - STOCK OPTION AGREEMENTS -- STOCK INCENTIVE PLAN AND AGREEMENT FOR MR. RUTHERFORD below);

         8. to ratify and approve an amendment to the Atlantic Gulf Communities Corporation Employee Stock Option Plan (the "Plan") to increase the number of shares of Common Stock with respect to which options may be granted under the Plan by 500,000 shares (i.e., from 750,000 shares of Common Stock to 1,250,000 shares of Common Stock) PART I. DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL - AMENDMENT OF EMPLOYEE STOCK OPTION PLAN below); and

         9. to transact such other business as may properly come before the Meeting and any and all adjournments or postponements thereof.

         The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented at the Meeting and constituting a quorum is required for the election of the Class 3 Director. The affirmative vote of the holders of (a) a majority of the Company's outstanding shares of capital stock,
(b) a majority of the outstanding shares of the Company's 20% Cumulative Redeemable Convertible Preferred Stock, Series A (the "Series A Preferred Stock") and (c) a majority of the outstanding shares of the Company's 20% Cumulative Redeemable Convertible Preferred Stock, Series B (the "Series B Preferred Stock" and, together with the Series A Preferred Stock, the "Preferred Stock") is required for the amendment of the Certificate to permit the Stock Splits. See PART I. DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL
- AMENDMENT OF CERTIFICATE TO AUTHORIZE 1998 STOCK SPLITS -- CONSENTS REQUIRED TO EFFECT THE STOCK SPLIT below. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Meeting and representing a quorum is required for the approval of all other proposals and matters presented to the Stockholders at the Meeting. THE BOARD RECOMMENDS A VOTE "FOR" ALL PROPOSALS SUBMITTED TO THE STOCKHOLDERS FOR APPROVAL.

         The Board knows of no other matters which are likely to be brought before the Meeting. If any other matters properly come before the Meeting, however, the persons named in the enclosed proxy card, or their duly constituted substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters. If the enclosed proxy card is properly executed and returned prior to voting at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. IN THE ABSENCE OF INSTRUCTIONS, EXECUTED PROXIES WILL BE VOTED "FOR" ALL PROPOSALS AND MATTERS SUBMITTED TO THE STOCKHOLDERS FOR APPROVAL.

         Any proxy may be revoked at any time prior to its exercise by notifying the Secretary of the Company in writing, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

QUORUM AND VOTING RIGHTS

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. As of May 6, 1998 ("the Record

Date"), there were outstanding 11,529,603 shares of Common Stock, including 12,981 shares held in a "disputed claims" reserve for subsequent distribution (the "Reserved Shares"). Record holders of the outstanding Common Stock (except the Reserved Shares) at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting. Such record holders are entitled to one vote for each share of Common Stock held of record at the close of business on the Record Date. To take action, a quorum, composed of a majority of the outstanding Common Stock, excluding the Reserved Shares, must be represented by proxy or in person at the Meeting.

         All shares of Common Stock represented by properly executed proxies will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such shares will be voted in favor of (i.e., "FOR") the nominee for Class 3 Director and each of the other proposals submitted to the Stockholders for their approval. Abstentions will be counted as shares present for quorum purposes but otherwise will be counted as a non-vote with respect to the applicable proposal. Broker non-votes will be counted as shares present for quorum purposes, but otherwise will not count for determining whether a proposal has been approved. Any Stockholder executing a proxy has the power to revoke such proxy at any time prior to its exercise. A proxy may be revoked prior to exercise by (1) filing with the Company a written revocation of the proxy, (2) appearing at the Meeting and casting a vote contrary to that indicated on the proxy or (3) submitting a duly executed proxy bearing a later date.

         The cost of preparing, printing, assembling and mailing this Proxy Statement and other material furnished to Stockholders in connection with the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers, directors and employees of the Company or its subsidiaries may solicit proxies by written communication, telephone, telegraph or personal call. Such persons are to receive no special compensation for any solicitation activities. The Company will reimburse banks, brokers and other persons holding Common Stock in their names, or those of their nominees, for their expenses in forwarding proxy solicitation materials to beneficial owners of Common Stock.


PART I.  DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL

ELECTION OF CLASS 3 DIRECTOR

         GENERAL. The Company has a classified Board, currently consisting of two Class 1 directors, Messrs. Agranoff and MacDonald (whose terms will expire at the Company's Annual Meeting of Stockholders in 1999), one Class 2 director, Mr. Rutherford (whose term will expire at the Company's Annual Meeting of Stockholders in 2000), one Class 3 director, Mr. DeFrancia (whose term will expire at the Meeting), and three directors, Messrs. Koenig, Koenigsberger and Neibart, who are appointed by AP-AGC, LLC ("Apollo"), pursuant to the terms of that certain Amended and Restated Investment Agreement (the "Investment Agreement"), dated as of February 7, 1997, amended as of March 20, 1997, amended and restated as of May 15, 1997, by and between the Company and Apollo (the "Apollo Directors"). The Apollo Directors are appointed for one-year terms at the time of each Annual Meeting of Stockholders. Apollo has notified the Company, in writing, that it intends to re-appoint, effective as of the date of the Meeting, Messrs. Koenig, Koenigsberger and Neibart, to serve as Apollo Directors on the Board until the Annual Meeting of Stockholders in 1999. See
PART II.  CERTAIN

INFORMATION RELATING TO OFFICERS, DIRECTORS AND PRINCIPAL STOCKHOLDERS - DIRECTORS - DIRECTORS below for additional information about the directors.

         At the Meeting, the Stockholders will elect one Class 3 director to hold office until the Annual Meeting of Stockholders in 1999 and until his successor is duly elected and qualified. The nominee of the Board for election as the Class 3 director is Mr. James M. DeFrancia. Mr. DeFrancia, age 56, has been a director since June 1997, and is a member of the Audit, Compensation and Refinancing Committees of the Board. See PART II. CERTAIN INFORMATION RELATING TO OFFICERS, DIRECTORS AND PRINCIPAL STOCKHOLDERS - DIRECTORS - DIRECTORS for more information concerning these Committees. Mr. DeFrancia has been a principal of Lowe Enterprises, Inc., a national real estate development company engaged in residential, commercial and resort development activities, since 1987. Since 1995, has served as chairman of Lowe Enterprises Mid-Atlantic, Inc., and president of Lowe Enterprises Community Development, which is headquartered in suburban Washington, D.C. and manages the development of large scale community projects nationally. He has also managed projects where Lowe has been retained by banks, insurance companies and Federal agencies as a consultant/development manager for properties in numerous states.

         RECOMMENDATION AND VOTE. The Board unanimously recommends that the Stockholders vote FOR the election of Mr. DeFrancia as a Class 3 director.

AMENDMENT OF CERTIFICATE TO AUTHORIZE 1998 STOCK SPLITS

         GENERAL. The Board has unanimously adopted a resolution declaring the advisability of, and submits to the Stockholders for approval, a proposal (the "1998 Stock Splits Proposal") to amend the Company's Certificate (1) to effect, as determined by the Board in its discretion, either of two different reverse stock splits of the outstanding Common Stock as of 5:00 p.m. (Florida time) on the effective date of the amendment (the "Effective Date"), pursuant to which either (a) each 100 shares then outstanding will be converted into one share (the "1-for-100 Reverse Split") or (b) each 200 shares then outstanding will be converted into one share (the "1-for-200 Reverse Split" and together with the 1-for-100 Reverse Split, the "Reverse Split" or "Reverse Splits") and (2) to effect a forward split of the Common Stock as of 6:00 a.m. (Florida time) on the day following the effective date of the Reverse Split, pursuant to which Common Stock then outstanding as of such date will be converted into the number of shares of the Common Stock that such shares represented immediately prior to the Effective Date ("Forward Split"). The Reverse Split(s) and the Forward Split are collectively referred to herein as the "1998 Stock Splits." In lieu of issuing less than one whole share resulting from the Reverse Split to holders of fewer than 200 or 100 shares, as the case may be, the Company will make cash payment to such holders based on the closing prices of the Common Stock, as discussed below. The Board will select, in its discretion, one of the Reverse Splits based on factors existing at the time of determination, including (u) the availability of funds necessary to consummate the Reverse Split and the cost of such funds;
(v) the market price of the Common Stock; (w) the Board's determination of which of the Reverse Splits will result in the greatest reduction in the Company's administrative expenses; (x) prevailing market conditions; (y) the likely effect on the market price of the Common Stock; and (z) other relevant factors. If one Reverse Split is consummated, the other Reverse Split will be abandoned by the Board pursuant to Section 242(c) of the DGCL, without further action by the Stockholders.

         A form of the 1998 Stock Splits Proposal was submitted to and approved by the Stockholders at the Annual Meetings of Stockholders in 1996 (the "1996 Stock Splits Proposal") and 1997 (the "1997 Stock Splits Proposal"). The Board, however, did not implement the 1996 Stock Splits Proposal and its authority to do so expired at the 1997 Annual Meeting of Stockholders. The Board also has not implemented the 1997 Stock Splits Proposal and does not intend to do so prior to the Meeting. The Board's authority to effect the 1997 Stock Splits Proposal will expire at the Meeting. If the 1998 Stock Splits Proposal is approved by the Stockholders at the Meeting, there is no assurance that the Board will determine to implement it.

         Consummation of the 1998 Stock Splits will not change the number of shares of Common Stock authorized by the Company's Certificate, which will remain at 70,000,000 shares of Common Stock. Stockholders may approve or reject the 1998 Stock Splits Proposal in whole, but not in part. If, for any reason the Board deems it advisable to abandon the 1998 Stock Splits Proposal following its approval by Stockholders, the 1998 Stock Splits may be abandoned by the Board at any time before the Effective Date, whether before or after the Meeting (even if it has been approved by the Stockholders). The 1998 Stock Splits will become effective on the date that the Certificate of Amendment to the Company's Certificate is filed with the Secretary of State of Delaware. If the Effective Date does not occur prior to the 1999 Annual Meeting of Stockholders, the 1998 Stock Splits Proposal will not be consummated without further approval of Stockholders. If the Board determines to consummate the 1998 Stock Splits, the Company will publicly announce the determination at least 10 days prior to the Effective Date.

         The text of the resolutions providing for the 1998 Stock Splits, including proposed amendments to the Company's Certificate, is attached as Appendix A hereto.

         The combined effect of the 1998 Stock Splits Proposal, if consummated, on the holders of Common Stock will be as follows:

         (1) The Common Stock of holders of record of fewer than 100 shares of Common Stock on the Effective Date (assuming a 1-for-100 Reverse Split) or fewer than 200 shares of Common Stock on the Effective Date (assuming a 1-for-200 Reverse Split) will automatically be converted in the Reverse Split into the right to receive cash in lieu of less than one whole share in the amount set forth below. See PART I. DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL - AMENDMENT OF CERTIFICATE TO AUTHORIZE 1998 STOCK SPLITS -- CASH PAYMENT IN LIEU OF SHARES below.

         (2) The Common Stock of holders of record of 100 or more shares on the Effective Date (assuming a 1-for-100 Reverse Split) or 200 or more shares on the Effective Date (assuming a 1-for-200 Reverse Split) will be automatically converted in the Reverse Split into the number of shares equal to the number of their shares divided by 100 shares (assuming a 1-for-100 Reverse Split) or 200 shares (assuming a 1-for-200 Reverse Split). However, as of 6:00 a.m. (Florida time), on the day after the Effective Date, each remaining Stockholder's Common Stock (giving effect to the Reverse Split) will be converted, pursuant to the Forward Split, into Common Stock, either on the basis of 100 shares (assuming a 1-for-100 Reverse Split) or 200 shares (assuming a 1-for-200 Reverse Split) per share of Common Stock and any fraction thereof held immediately after the Reverse Split. As a result, the number of shares held by each remaining Stockholder immediately after the Forward Split will equal the number of shares of Common Stock such record holder held immediately prior to the Reverse Split.

         CASH PAYMENT IN LIEU OF SHARES. In lieu of issuing less than one whole share resulting from the Reverse Split to holders of record of fewer than 100 shares (assuming a 1-for-100 Reverse Split) or fewer than 200 shares (assuming a 1-for-200 Reverse Split), the Company will value each outstanding share of Common Stock held on the Effective Date of the Reverse Split at the average daily closing price per share of the Common Stock as reported by the NASDAQ National Market for the 10 trading days immediately preceding the Effective Date. Such per share price is hereinafter referred to as the "Purchase Price."

         Stockholders who hold fewer than 100 shares of record on the Effective Date (assuming a 1-for-100 Reverse Split) or fewer than 200 shares of record on the Effective Date (assuming a 1-for-200 Reverse Split) will be entitled to receive, in lieu of the less than one whole share arising as a result of the Reverse Split, cash in the amount of the Purchase Price times the number of shares of Common Stock held immediately prior to the Reverse Split.

         Any Stockholder owning of record fewer than 100 shares of Common Stock (assuming a 1-for-100 Reverse Split) or fewer than 200 shares of Common Stock (assuming a 1-for-200 Reverse Split) who desires to retain an equity interest in the Company after the Effective Date may do so by purchasing, prior to the Effective Date, sufficient shares of Common Stock in the open market to increase the number of shares held in his name to 100 or more shares or 200 or more shares, respectively.

         As soon as practical after the Effective Date, the Company will mail a letter of transmittal to each holder of record of a stock certificate or certificates which represent issued Common Stock outstanding on the Effective Date. The letter of transmittal will contain instructions for the surrender of such certificate or certificates to the Company's designated exchange agent in exchange for cash payments in lieu of shares or certificates representing the number of whole shares of Common Stock into which the shares of Common Stock have been converted as a result of the 1998 Stock Splits. No cash payment will be made or new certificate issued to a Stockholder until he has surrendered his outstanding certificates together with the letter of transmittal to the Company's exchange agent. See PART I. DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL - AMENDMENT OF CERTIFICATE TO AUTHORIZE 1998 STOCK SPLITS -- EXCHANGE OF STOCK CERTIFICATES below.

         EFFECT OF THE PROPOSED STOCK SPLITS. Under Delaware law, Stockholders have no right to dissent from (1) the proposed 1998 Stock Splits or (2) the payment of cash in lieu of issuing less than one whole share resulting from the Reverse Split.

         On the Effective Date, each Stockholder of record who owns fewer than 100 shares of Common Stock (assuming a 1-for-100 Reverse Split) or fewer than
200 shares of Common Stock (assuming a 1-for-200 Reverse Split) will have only the right to receive cash based upon the Purchase Price in lieu of receiving less than one whole share. The interest of each such Stockholder in the Company will thereby be terminated, and each such Stockholder will have no right to vote as a Stockholder or share in the Company's assets, earnings or profits.

         Each Stockholder on the Effective Date who owns of record 100 or more shares of Common Stock (assuming a 1-for-100 Reverse Split) or 200 or more shares (assuming a 1-for-200 Reverse Split) will continue as a Stockholder with respect to the share or shares resulting from the Reverse Split, and such shares will be Forward Split as of 6:00 a.m. (Florida time), on the date immediately after the Effective Date so as to convert each share plus any fraction thereof held by such record holder immediately after the Effective Date into Common Stock, on the basis of 100 shares of Common Stock for each share then held (assuming a 1-for-100 Reverse Split) or on the basis of 200 shares of Common Stock for each share then held (assuming a 1-for-200 Reverse Split). Each such Stockholder will continue to share in the Company's assets, earnings or profits, if any, to the extent of each such Stockholder's ownership of Common Stock following the 1998 Stock Splits.

         The Company's Certificate currently authorizes the issuance of 70,000,000 shares of Common Stock. The authorized Common Stock will not be changed by reason of the proposed 1998 Stock Splits. As of May 4, 1998, the number of outstanding shares of Common Stock was 11,529,603, including 12,981 Reserved Shares. Based upon the Company's best estimates as of May 4, 1998, the number of outstanding shares of Common Stock would be reduced as a result of the proposed 1-for-100 Reverse Split and 1-for-200 Reverse Split, if implemented, from 11,529,603 to approximately 10,585,864 and 9,895,121, respectively (or by approximately 943,739 and 1,634,482 shares, respectively), and the number of
Stockholders   of  record  would  be  reduced  from   approximately   30,151  to
approximately 7,099 and 2,129 respectively (or by approximately 23,052 and 28,022 Stockholders, respectively).

         The Common Stock is currently registered under section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act") and as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The proposed 1998 Stock Splits will not affect the registration of the Common Stock under the Exchange Act, and the Company has no current intention of terminating its registration under the Exchange Act to become a "private" company. Also, consummation of the 1998 Stock Splits is not expected to adversely affect the eligibility of the Common Stock to be traded on the NASDAQ National Market.

         Based on, as of May 1, 1998, the aggregate number of shares owned by record holders with fewer than 100 shares and the market price of the Common Stock, the Company estimates that payments for less than one whole share resulting from the 1-for-100 Reverse Split will aggregate approximately $2,949,184 (943,739 shares times $3.125 per share). As of May 1, 1998, based on the aggregate number of shares owned by record holders with fewer than 200 shares and the market price of the Common Stock, the Company estimates that payments for less than one whole share resulting from the 1-for-200 Reverse Split will aggregate approximately $5,107,756 (1,634,482 shares times $3.125 per share). The Company currently neither has the funds necessary to consummate the 1998 Stock Splits nor has decided on the source of such funds. If the Board determined to effect the 1998 Stock Splits, it could consider, among other things, the Company raising the necessary funds by borrowing or privately placing Common Stock or other securities.

         The par value of the Common Stock will remain at $.10 per share following consummation of the 1998 Stock Splits, and the number of shares of Common Stock outstanding will be reduced. As a consequence, the aggregate par value of the outstanding Common Stock will be reduced, while the aggregate capital in excess of par value attributable to the outstanding Common Stock for statutory and accounting purposes will be correspondingly increased. The resolutions approving the 1998 Stock Splits provide that this increase in capital in excess of par value will be treated as capital for statutory purposes. Under the DGCL, however, the Board will have the authority, subject to various limitations, to transfer some or all of such increased capital in excess of par value from capital to surplus, which additional surplus could be distributed to Stockholders as dividends or used by the Company to repurchase outstanding Common Stock. The Company currently has no plans to use any surplus so created to pay any such dividend or to repurchase shares (and is currently prohibited from repurchasing shares and paying dividends pursuant to existing agreements with creditors and certain equity holders).

         The increase in the authorized but unissued number of shares of Common Stock affected by the 1998 Stock Splits could have an anti-takeover effect. Common Stock could, within the limits imposed by applicable law, be issued by the Company in one or more transactions which would make more difficult, and therefore less likely, a takeover of the Company. Any such issuance of additional Common Stock could have the effect of diluting the earnings per share and book value per share of outstanding Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company.

         CONSENTS REQUIRED TO EFFECT THE STOCK SPLIT. Consummation of the 1998 Stock Splits will require the consent (the "Consents") of (1) Foothill Capital Corporation (the Company's revolving credit and term loan lender), (2) Apollo (the sole holder of the outstanding Series A Preferred Stock) and (3) the holders of a majority of the Series B Preferred Stock. If the Board decides to effect the 1998 Stock Splits, it will use its reasonable best efforts to obtain all three Consents. There can be no assurance that the Company will be able to obtain such Consents. If the Company is unable to obtain such Consents, the Company will not be able to effect the 1998 Stock Splits.

         PURPOSE OF THE PROPOSED STOCK SPLITS. As of May 1, 1998, the Company estimates that approximately 23,052 and 28,022 record holders, or approximately 76% and 93% of the record holders of Common Stock, owned fewer than 100 shares and 200 shares of Common Stock, respectively. Such Stockholders owning fewer than 100 shares and 200 shares own in the aggregate approximately 8% and 14% of the outstanding Common Stock, respectively. Based upon the closing price per share of the Common Stock of $3.125, as reported on the NASDAQ National Market on May 1, 1998, a stockholding of 99 shares has a market value of approximately $309.38 and a stockholding of 199 shares has a market value of approximately $621.88.

         The cost of administering each Stockholder's account and the amount of time spent by management in responding to Stockholder requests is the same regardless of the number of shares held in the account. Accordingly, the cost to the Company of maintaining many small accounts is disproportionately high when compared with the total number of shares involved. In view of the disproportionate cost to the Company of retaining small Stockholder accounts, management believes that it would be beneficial to the Company and its Stockholders as a whole to eliminate the administrative burden and cost associated with approximately 23,052 accounts containing fewer than 100 shares of Common Stock (assuming a 1-for-100 Reverse Split) or 28,022 accounts containing fewer than 200 shares of Common Stock (assuming a 1-for-200 Reverse Split). It is expected that the direct cost of administering Stockholder accounts will be reduced by up to approximately $150,000 per year if the 1-for-100 Reverse Split is consummated and up to approximately $185,000 per year if the 1-for-200 Reverse Split is consummated.

         Furthermore, the Company is unable to locate a significant number of its Stockholders with small holdings. Therefore, the Company believes it cannot acquire the shares of those Stockholders and realize the savings described above by making a tender offer to acquire shares. If the Company is to acquire these shares, it must do so by means of a Reverse Split. Funds otherwise payable to a Stockholder who cannot be located will be held until proper claim therefor is made, subject to applicable escheat laws.

         Also, the Reverse Split will enable Stockholders holding of record fewer than 100 shares (assuming a 1-for-100 Reverse Split) or fewer than 200 shares (assuming a 1-for-200 Reverse Split) to dispose of their investment at market value and, in effect, avoid brokerage fees on the transaction. Stockholders owning a small number of shares would, if they choose to sell their shares, probably incur brokerage fees disproportionately high relative to the market value of their shares. In some cases, it might be difficult to find a broker to handle such small transactions.

         If the 1998 Stock Splits are consummated, the Common Stock held by the Company as treasury shares and available for subsequent issuance would increase by approximately 943,739 shares, assuming a 1-for-100 Reverse Split, and 1,634,482 shares, assuming a 1-for-200 Reverse Split, based on record ownership of Common Stock as of May 4, 1998 (and in either event, without giving effect to the possible issuance of Common Stock to raise funds to consummate the Reverse Split). While the Company has no current specific plans to issue Common Stock other than as discussed above under PART I. DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL - AMENDMENT OF CERTIFICATE TO AUTHORIZE 1998 STOCK SPLITS --GENERAL above and otherwise pursuant to the Company's Employee Stock Option Plan, 1994 Non-Employee Directors Stock Option Plan and 1996 Non-Employee Directors Stock Plan, the additional treasury shares would provide the Board with flexibility in the management of the Company's capitalization and the provision of incentives to the Company's officers and other employees. The additional Common Stock could be used by the Company in connection with (1) the establishment of director or employee stock compensation plans, (2) the issuance of stock purchase warrants in connection with the refinancing of debt, (3) future acquisitions by the Company, (4) future capital raising by the Company and (5) other corporate purposes. Unless required by law or regulatory authorities, no further authorization by vote of Stockholders will be sought for any future Common Stock issuances. No Stockholder will have any preemptive or other preferential right to purchase any Common Stock that may be issued and sold by the Company in the future.

         EXCHANGE OF STOCK CERTIFICATES. If the Board determines to consummate the 1998 Stock Splits, as soon as practicable after the Effective Date, the Company will send letters of transmittal to all Stockholders of record on the Effective Date for use in transmitting stock certificates ("Old Certificates") to the Company's exchange agent. Upon proper completion and execution of the letter of transmittal and return thereof to the exchange agent, together with Old Certificates, each stockholder who holds of record fewer than 100 shares on the Effective Date (assuming a 1-for-100 Reverse Split) or fewer than 200 shares on the Effective Date (assuming a 1-for-200 Reverse Split) will receive cash in the amount to which the holder is entitled. After the Effective Date and until surrendered, each outstanding Old Certificate held by a Stockholder who holds of record fewer than 100 shares (assuming a 1-for-100 Reverse Split) or fewer than 200 shares (assuming a 1-for-200 Reverse Split) shall be deemed for all purposes to represent only the right to receive the amount of cash to which the holder is entitled as a result of the Reverse Split. No interest will be paid on cash sums due as of the Effective Date. See PART I. DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL - AMENDMENT OF CERTIFICATE TO AUTHORIZE 1998 STOCK SPLITS -- CASH PAYMENT IN LIEU OF SHARES above.

         Upon proper completion and execution of the letter of transmittal and return thereof to the exchange agent, together with Old Certificates, holders of record of 100 or more shares on the Effective Date (assuming a 1-for-100 Reverse Split) or 200 or more shares on the Effective Date (assuming a 1-for-200 Reverse Split) will receive certificates ("New Certificates") representing the number of whole shares of Common Stock into which their shares of Common Stock have been converted as a result of the 1998 Stock Splits. Until surrendered, each outstanding Old Certificate held by a Stockholder who holds of record 100 or more shares (assuming a 1-for-100 Reverse Split) or 200 or more shares (assuming a 1-for-200 Reverse Split) shall be deemed for all purposes to represent the number of whole shares to which the holder is entitled as a combined result of the 1998 Stock Splits.

         FEDERAL INCOME TAX CONSEQUENCES. The following discussion describes certain federal income tax consequences of the 1998 Stock Splits to Stockholders who are citizens or residents of the United States, other than Stockholders who received their Common Stock as compensation. The consequences for each Stockholder will be governed by the specific facts and circumstances pertaining to his acquisition and ownership of Common Stock. Thus, the Company recommends that each Stockholder consult with his tax advisor concerning his own personal tax situation. In general, the federal income tax consequences of the 1998 Stock Splits will vary among Stockholders depending upon whether they receive solely cash for their shares or solely New Certificates in exchange for Old Certificates. Further, the income tax consequences to a Stockholder who receives cash for shares and who continues to own, or is treated (see description of constructive ownership below) as continuing to own, Common Stock immediately following the transaction will depend on factors which cannot be predicted with certainty. A Stockholder may receive cash in the transaction and own shares immediately after the transaction, if he holds shares in more than one account. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the 1998 Stock Splits. The Company, however, believes that because the 1998 Stock Splits are not part of a plan to increase periodically a Stockholder's proportionate interest in the Company's assets or earnings and profits, the 1998 Stock Splits probably will have the following federal income tax effects:

         (1) A Stockholder who receives only cash as a result of the Reverse Split and who is not treated as owning any Common Stock immediately following the transaction will generally be treated as having sold his Common Stock represented by Old Certificates and will recognize gain or loss to the extent that the cash received differs from his basis in such Common Stock. If the shares are a capital asset in the hands of the Stockholder, the gain or loss will be recognized as a capital gain or loss. Whether gains or losses from the sale or exchange of capital assets are short-term or long-term capital gains or losses depends on the period the capital asset was held.

         (2) A Stockholder who receives solely New Certificates will not recognize gain or loss on the exchange. In the aggregate, the Stockholder's basis in the Common Stock represented by New Certificates will equal the holder's basis in the Common Stock represented by Old Certificates.

         (3) The income tax consequences to a Stockholder who receives cash as a result of the Reverse Split and who owns, or is treated as owning, any Common Stock immediately following the transaction will depend on whether the percentage of the outstanding Common Stock which the Stockholder owned, or is treated as owning, immediately after the transaction is less than the percentage of the outstanding Common Stock which the Stockholder owned, or was treated as owning, immediately prior to the transaction. If there has been a reduction in such percentage, the Stockholder will generally be treated as having sold the shares for which he received cash and will recognize gain or loss on such shares in the manner described under item 1 above. If there is no reduction in such percentage, the Stockholder will generally be treated as having received a dividend distribution equal to the amount of cash received. A dividend distribution would be ordinary income to the extent of the Company's current or accumulated earnings and profits. Amounts in excess of earnings and profits would be a return of capital to the extent of the Stockholder's basis in his directly owned shares and, assuming the shares are held as a capital asset, any balance of the cash distribution would be capital gain.

         (4) The Forward Split will constitute a reorganization within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended, and the Company will not recognize any gain or loss as a result of the Forward Split.

         (5) Generally a Stockholder is deemed to own shares actually owned by, and in certain instances, constructively owned by, certain family members, corporations in which the Stockholder has a major interest, partnerships, trusts and estates in which the Stockholder has an interest, or which the Stockholder may acquire by exercise of an option or by conversion of a security. In addition, a Stockholder which is a partnership, trust or estate is deemed to own shares owned by persons having an interest in the Stockholder and a Stockholder which is a corporation will be deemed constructively to own shares owned by major stockholders of the corporation.

         RECOMMENDATION AND VOTE. The 1998 Stock Splits Proposal must be approved by the Stockholders before it can effected by the Board, should the Board determine, in its discretion, to do so prior to the 1999 Annual Meeting of Stockholders.

         The Board unanimously recommends that the Stockholders vote FOR approval of the 1998 Stock Splits Proposal and each of the resolutions with respect thereto set forth in Appendix A hereto. Stockholders may approve or reject the 1998 Stock Splits Proposal in whole, but not in part.

MATTERS RELATED TO MR. RUTHERFORD'S EMPLOYMENT AGREEMENT

         On November 17, 1997, J. Larry Rutherford (who has been Chief Executive Officer of the Company since March 1991, President of the Company since January 1991 and Chairman of the Board since June 1997) entered into an Employment Agreement with the Company, pursuant to which the Company agreed to continue to employ Mr. Rutherford as President and Chief Executive Officer for the period commencing on and as of July 1, 1997 and ending on December 31, 2000, unless terminated sooner in accordance with the terms of the Employment Agreement. See
PART II. CERTAIN INFORMATION RELATING TO OFFICERS, DIRECTORS AND PRINCIPAL STOCKHOLDERS - COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS -- EMPLOYMENT AGREEMENTS --- MR. RUTHERFORD'S EMPLOYMENT AGREEMENT below for a complete description of the terms Mr. Rutherford's Employment Agreement. Each of the following provisions in Mr. Rutherford's Employment Agreement and the exhibits thereto, (1) by their terms, and/or (2) in order to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended and the Treasury Regulations promulgated thereunder (collectively, "Section 162(m)"), and/or (3) in order to comply with the margin rules established by the Federal Reserve Board (the "Margin Rules"), and/or (4) in order to comply with the NASD non-quantitative listing requirements (the "NASD Listing Requirements"), require Stockholder approval before they become effective. Stockholders may approve or reject any or all of these provisions.

         PERFORMANCE OBJECTIVES FOR MR. RUTHERFORD'S 1998 BONUS

                  PROPOSAL. Pursuant to his Employment Agreement, Mr. Rutherford is eligible to receive an annual bonus of up to $600,000 per year in each of 1998 and 1999 (the "Bonus(es)"). Twenty-five percent (25%) of each Bonus will be payable in the discretion of the Board (the "Discretionary Component"). The remaining seventy-five percent (75%) of each Bonus will be payable based on the achievement by the Company of certain pre-determined objectives approved by the Compensation Committee (the "Nondiscretionary Component").

         On March 31, 1998, the Compensation Committee approved seven (7) objectives for the Nondiscretionary Component of Mr. Rutherford's 1998 Bonus based on the achievement by the Company and its subsidiaries of certain specified levels of (1) 1998 income before taxes, (2) 1998 earnings before interest and taxes, (3) 1998 net cash flow, (4) 1998 net cash flow after reorganization, (5) 1998 gross margin, (6) 1998 general and administrative costs and (7) the year-end closing price of the Common Stock (the "1998 Bonus Objectives"). The Compensation Committee and the Board believe that the 1998 Bonus Objectives constitute confidential business information, the disclosure of which could adversely affect the Company.

         Section 162(m) generally disallows a tax deduction to public corporations for compensation over $1 million for any fiscal year paid to the corporation's chief executive officer and four other most highly compensated executive officers in service as of the end of any fiscal year. Section 162(m) provides that qualifying performance-based compensation will not be subject to the deduction limitation if certain requirements are met. The Company intended, at the time it entered into Mr. Rutherford's Employment Agreement, for the Nondiscretionary Component of his Bonuses to be fully deductible for federal income tax purposes (provided that Stockholder approval of the Bonus Objectives was subsequently obtained) and instructed the Compensation Committee to establish Bonus Objectives, in accordance with the procedures set forth in Mr. Rutherford's Employment Agreement, that would comply with the performance-based compensation requirements of Section 162(m). The Compensation Committee set Mr. Rutherford's 1998 Bonus Objectives, and those 1998 Bonus Objectives are now being submitted to the Stockholders for their approval at the Meeting in accordance with the requirements of Section 162(m). If the Stockholders approve Mr. Rutherford's 1998 Bonus Objectives, any 1998 Bonus paid to Mr. Rutherford, based on his achievement of those 1998 Bonus Objectives, should qualify as fully deductible, performance-based compensation for Section 162(m) purposes. If the Stockholders do not approve Mr. Rutherford's 1998 Bonus Objectives, the Nondiscretionary Component of any 1998 Bonus paid to Mr. Rutherford will not qualify as performance-based compensation for Section 162(m) purposes and some or all of Mr. Rutherford's 1998 compensation, including all of the Discretionary Component of his 1998 Bonus and all or a portion of the Nondiscretionary Component of his 1998 Bonus, may not be deductible by the Company. Payment of the Nondiscretionary Component of Mr. Rutherford's 1998 Bonus is not conditioned on obtaining Stockholder approval for the 1998 Bonus Objectives. Because of the ambiguities of Section 162(m) and the uncertainties as to its application and interpretation, no assurances can be given, even if Stockholder approval is obtained, that the compensation paid to Mr. Rutherford in 1998, that all or any portion of the Nondiscretionary Component of his 1998 Bonus, will satisfy all of the requirements of Section 162(m).

         The Board believes that (1) Mr. Rutherford's 1998 Bonus Objectives are fair and reasonable to the Company, its Stockholders and Mr. Rutherford, in light of all of the relevant facts and circumstances, and (2) approval of his 1998 Bonus Objectives by the Stockholders is in the best interests of the Company and its Stockholders. In approving Mr. Rutherford's Employment Agreement, including his 1998 Bonus and the 1998 Bonus Objectives for the Nondiscretionary Component of his 1998 Bonus, the Board and the Compensation Committee took into account, among other things, (a) Mr. Rutherford's substantial contributions to (i) the growth of the Company since coming out of bankruptcy in 1992, (ii) the ongoing development of the Company's core business, (iii) the ongoing disposition of the Company's predecessor assets,
(iv) the successful closing of the Company's equity transactions in 1997, (v) the Company's ongoing debt restructuring plans and (vi) the Company's successful execution of its business plan(s), as well as (b) the desirability and importance to the Company of obtaining Mr. Rutherford's future commitment to (i) the Company, (ii) implementing the Company's present and future projects and
(iii) carrying out the Board's long-term vision for the Company. The Board and the Stock Option Committee strongly believe that Mr. Rutherford's 1998 Bonus and the 1998 Objectives for the Nondiscretionary Component of his 1998 Bonus are valuable tools for incenting Mr. Rutherford to accomplish all of these goals, which, if accomplished, are expected to substantially increase the value of the Company and, hence, the Stockholder's investment in the Company.

                  RECOMMENDATION AND VOTE. For the reasons discussed above, the Board unanimously recommends that the Stockholders vote FOR approval of Mr. Rutherford's 1998 Bonus Objectives.

         PAYMENT OF 50% OF MR. RUTHERFORD'S 1998 BONUS IN COMMON STOCK

                  PROPOSAL. Mr. Rutherford's Employment Agreement provides that 50% of Mr. Rutherford's 1998 Bonus, to the extent earned (less applicable withholding taxes), will be paid to Mr. Rutherford in Common Stock, valued at its fair market value ("FMV") as of the payment date. The other 50% of his 1998 Bonus, to the extent earned (less applicable withholding taxes), will be paid in cash. Mr. Rutherford's Employment Agreement provides that, notwithstanding anything therein to the contrary, the provision thereof requiring the payment of 50% of his 1998 Bonus in Common Stock will not become effective unless and until it is approved by the Stockholders. If Stockholder approval for this arrangement is not obtained, them Mr. Rutherford's entire 1998 Bonus, to the extent earned (less applicable withholding taxes), is to be paid in cash. Payment of Mr. Rutherford's 1998 Bonus is not conditioned on obtaining Stockholder approval for payment of 50% thereof in Common Stock. Furthermore, pursuant to the NASD nonquantitative listing requirements (the "NASD Listing Requirements"), which requirements are applicable to the Company, the Company is required (with certain exceptions, none of are applicable in this instance) to obtain Stockholder approval of any plan or arrangement pursuant to which officers of the Company may acquire Common Stock.

         The Board believes that payment of 50% of Mr. Rutherford's 1998 Bonus, to the extent earned (less applicable withholding taxes), in Common Stock is in the best interests of the Company and its Stockholders. The Board believes that it serves the Company's and Stockholders' interests for all of the Company executive officers to own Common Stock and for a portion of such officers' compensation to be tied, at least in part, to the performance of the Company and its Common Stock. The Board also believes that paying 50% of Mr. Rutherford's 1998 Bonus, to the extent earned (less applicable withholding taxes), in Common Stock is an incentive to Mr. Rutherford to devote his full-time energies to the growth and development of the Company's business and thereby benefit directly from any increases in the price of the Common Stock that may result from such growth and development. Paying 50% of Mr. Rutherford's 1998 Bonus in Common Stock is beneficial to the Stockholders because it preserves Company cash and if, as anticipated, the price of the Common Stock increases as a result of the growth and development of the Company's business, the Stockholders should benefit directly from such price increases.

                  RECOMMENDATION AND VOTE. For the reasons discussed above, the Board unanimously recommends that the Stockholders vote FOR approval of payment of 50% of Mr. Rutherford's 1998 Bonus, to the extent earned (less applicable withholding taxes), in Common Stock.

         PAYMENT OF 50% OF MR. RUTHERFORD'S WARRANT RESET INCENTIVE IN COMMON STOCK

                  PROPOSAL.  On  June  24,  1997,  the  Company  issued  certain
Warrants to Apollo (the "Apollo Warrants"). The exercise price of the Apollo Warrants is subject to a downward adjustment by March 31, 1999, to the extent the Company does not achieve certain cumulative cash flow targets for 1998 and 1999. Pursuant to the terms of his Employment Agreement, Mr. Rutherford is eligible to receive a $250,000 bonus (the "Warrant Reset Incentive") in the event there is no downward adjustment in the exercise price of the Apollo
Warrants, 50% of which, to the extent earned (less applicable withholding taxes), will be paid to Mr. Rutherford in Common Stock, valued at its FMV as of the payment date. The other 50% of the Warrant Reset Incentive, to the extent earned (less applicable withholding taxes), will be paid in cash. Mr. Rutherford's Employment Agreement provides that, notwithstanding anything therein to the contrary, the provision thereof requiring the payment of 50% of Mr. Rutherford's Warrant Reset Incentive, to the extent earned (less applicable withholding taxes), in Common Stock will not become effective unless and until it is approved by the Stockholders. If Stockholder approval for this arrangement is not obtained, then Mr. Rutherford's entire Warrant Reset Incentive, to the extent earned (less applicable withholding taxes), will be paid in cash. Payment of Mr. Rutherford's Warrant Reset Bonus is not conditioned on obtaining Stockholder approval for payment of 50% thereof in Common Stock.

         The Board believes that payment of 50% of Mr. Rutherford's Warrant Reset Incentive, to the extent earned (less applicable withholding taxes), in Common Stock is in the best interests of the Company and its Stockholders. The Board believes that it serves the Company's and Stockholders' interests for all of the Company's executive officers to own Common Stock and for a portion of such officers' compensation to be tied, at least in part, to the performance of the Company and its Common Stock. The Board also believes that paying 50% of Mr. Rutherford's Warrant Reset Incentive, to the extent earned (less applicable withholding taxes), in Common Stock is an incentive to Mr. Rutherford to devote his full-time energies to the growth and development of the Company's business and thereby benefit directly from any increases in the price of the Common Stock that may result from such growth and development. Paying 50% of Mr. Rutherford's Warrant Reset Incentive in Common Stock is beneficial to the Stockholders because it preserves Company cash and if, as anticipated, the price of the Common Stock increases as a result of the growth and development of the Company's business, the Stockholders should benefit directly from such price increases.

                  RECOMMENDATION AND VOTE. For the reasons discussed above, the Board unanimously recommends that the Stockholders vote FOR approval of payment of 50% of Mr. Rutherford's Warrant Reset Incentive, to the extent earned (less applicable withholding taxes), in Common Stock.

         LOANS BY THE COMPANY TO MR. RUTHERFORD FOR THE PURCHASE OF COMMON STOCK IN THE MARKET OR IN PRIVATE TRANSACTIONS

                  PROPOSAL. Pursuant to Mr. Rutherford's Employment Agreement, subject to compliance with applicable law including any applicable margin requirements established by the Federal Reserve Board (the "Margin Rules"), the Company has agreed to make loans to Mr. Rutherford, from time to time, of up to an aggregate of $199,000 in 1997 and $199,000 in 1998, provided that all such borrowed funds are concurrently or immediately thereafter used by Mr. Rutherford to purchase Common Stock in the NASDAQ National market or in one or more private transactions with third parties (the "Recourse Loans").

         In December 1997, Mr. Rutherford signed a $199,000 promissory note (the "1997 Recourse Loan"). As of the date hereof, Mr. Rutherford has drawn $186,664 of the 1997 Recourse Loan and used those proceeds to purchase 45,200 shares of Common Stock. There is still $12,336 of availability under the 1997 Recourse Loan. The 1997 Recourse Loan is a full recourse obligation and is secured by a pledge of the shares of Common Stock purchased by Mr. Rutherford with the proceeds therefrom. The terms of the pledge are set forth in a written pledge and security agreement. The term of the 1997 Recourse Loan is five years. The 1997 Recourse Loan is payable in annual installments of interest only, with all unpaid principal and accrued and unpaid interest payable on maturity. Interest on the 1997 Recourse Loan is at the prime rate as published by The Wall Street Journal from time to time (the "WSJ Rate"). In addition to other customary events of default, the 1997 Recourse Loan will become due and payable in full upon (1) the termination by the Company of Mr. Rutherford's employment with the Company for cause (as defined in his Employment Agreement) or (2) the termination by Mr. Rutherford of his employment with the Company. The Company intends to loan Mr. Rutherford the remaining balance of the 1997 Recourse Loan in 1998 to purchase additional shares of Common Stock in the NASDAQ National Market or in one or more private transactions with third parties.

         The Company intends to loan Mr. Rutherford an additional $199,000 (the "1998 Recourse Loan") in 1998 in order to permit him to purchase additional shares of Common Stock in the NASDAQ National Market or in one or more private transactions with third parties. The 1998 Recourse Loan will be on terms substantially identical to the terms of the 1997 Recourse Loan.

         The Recourse Loans, which, as discussed above, are secured by a pledge of the shares of Common Stock purchased with the proceeds therefrom, are margin loans for purposes of the Margin Rules. Under these rules, the principal amount of the Recourse Loans cannot exceed 50% of the current FMV of the Common Stock (the "50% Limitation") purchased with the proceeds therefrom, unless the Company qualifies as a "plan lender" (the "Plan Lender Rules"), in which case the principal amount limitation on the Recourse Loans is increased to 100% of the current FMV of the Common Stock (the "100% Limitation"). A "plan lender" is any corporation that extends credit to its own employees to purchase corporation stock under an "eligible plan." An "eligible plan" includes any employee stock purchase or ownership plan adopted by a corporation and approved by its stockholders. The Company qualifies as a plan lender and, subject to obtaining Stockholder approval of the Recourse Loans, the arrangement to provide the Recourse Loans to Mr. Rutherford to enable him to purchase Common Stock qualifies as an "eligible plan."

         The Board believes that making the Recourse Loans to Mr. Rutherford to enable him to purchase Common Stock in the NASDAQ National Market or in one or more private transactions with third parties is in the best interests of the Company and its Stockholders. The Board believes that it serves the Company's and Stockholders' interests for all of the Company's executive officers to own Common Stock. The Board also believes that making the Recourse Loans to Mr. Rutherford to enable him to purchase Common Stock is an incentive to Mr. Rutherford to devote his full-time energies to the growth and development of the Company's business and thereby benefit directly from any increases in the price of the Common Stock that may result from such growth and development. If, as anticipated, the price of the Common Stock increases as a result of the growth and development of the Company's business, the Stockholders should benefit directly from such price increases.

                  RECOMMENDATION AND VOTE. For the reasons discussed above, the Board unanimously recommends that the Stockholders vote FOR approval of the Recourse Loans to Mr. Rutherford.

         PURCHASE OF COMMON STOCK FROM THE COMPANY AND THE $600,000 LOAN BY THE COMPANY TO MR. RUTHERFORD OF THE PURCHASE PRICE FOR SUCH COMMON STOCK

                  PROPOSAL. Pursuant to his Employment Agreement, Mr. Rutherford
has agreed to purchase Common Stock from the Company having a market value, as of the date on which such shares are purchased, equal to $600,000. Subject to compliance with the other provisions of Mr. Rutherford's Employment Agreement and applicable law including the Margin Rules, the Company has agreed to make a loan to Mr. Rutherford for the full amount of the $600,000 purchase price of the Common Stock to be purchased from the Company (the "$600,000 Loan"). Notwithstanding anything to the contrary in Mr. Rutherford's Employment Agreement, Mr. Rutherford may not purchase any Common Stock from the Company with proceeds from the $600,000 Loan unless and until the Stockholders approve Mr. Rutherford's Stock Option Agreement (as defined below) in satisfaction of
Section 162(m).

         It is anticipated that the $600,000 Loan will be on terms substantially identical to the terms of the Recourse Loans, except that the $600,000 Loan, unlike the two Recourse Loans, will be a nonrecourse loan secured solely by the shares of Common Stock purchased with the proceeds therefrom.

         The $600,000 Loan is a margin loan for purposes of the Margin Rules. The $600,000 Loan, like the Recourse Loans, is subject to the 50% Limitation, unless the it satisfies the Plan Lender Rules, in which case it will be eligible for the 100% Limitation. As discussed above, the Company qualifies as a plan lender and, subject to obtaining Stockholder approval of the $600,000 Loan, the arrangement to provide the $600,000 Loan to Mr. Rutherford to enable him to purchase Common Stock qualifies as an "eligible plan."

         The Board believes that making the $600,000 Loan to Mr. Rutherford to enable him to purchase Common Stock from the Company is in the best interests of the Company and its Stockholders. The Board believes that it serves the Company's and Stockholders' interests for all of its executive officers to own Common Stock. The Board also believes that making the $600,000 Loan to Mr.
Rutherford to enable him to purchase Common Stock is an incentive to Mr. Rutherford to devote his full-time energies to the growth and development of the Company's business and thereby benefit directly from any increases in the price of the Common Stock that may result from such growth and development. If, as anticipated, the price of the Common Stock increases as a result of the growth and development of the Company's business, the Stockholders should benefit directly from such price increases.

                  RECOMMENDATION AND VOTE. For the reasons discussed above, the Board unanimously recommends that the Stockholders vote FOR approval of the $600,000 Loan to Mr. Rutherford.

MATTERS RELATED TO MR. LAGUARDIA'S EMPLOYMENT AGREEMENT

         PROPOSAL. On November 17, 1997, John Laguardia and the Company entered into that certain Employment Agreement (Mr. Laguardia's "Employment Agreement"), pursuant to which the Company agreed to employ Mr. Laguardia as Executive Vice President and Chief Operating Officer for the period commencing on and as of November 17, 1997 and ending on November 17, 2001, unless terminated sooner in accordance with the terms of the Employment Agreement. Pursuant to Mr. Laguardia's Employment Agreement, the Company has agreed to pay Mr. Laguardia a Performance Bonus in 1998 (the "1998 Performance Bonus"), to the extent earned (less applicable withholding taxes), in an amount equal to up to 100% of his 1998 base compensation (which is $300,000). Mr. Laguardia's Employment Agreement provides that 50% of his 1998 Performance Bonus will be paid in cash and, at the Company's option, 50% of the 1998 Performance Bonus may be paid in Common Stock, based upon the FMV of the Common Stock at the close of business on the day immediately preceding the payment date of the 1998 Performance Bonus. As discussed above, the NASD Listing Requirements require the Company to obtain Stockholder approval of any plan or arrangement pursuant to which officers of the Company may acquire Common Stock, with certain exceptions. It is unclear whether any of those exceptions would apply to the payment of 50% of Mr. Laguardia's 1998 Performance Bonus in Common Stock. For that reason, the Company has decided to seek such approval. If Stockholder approval for this arrangement is not obtained, then Mr. Laguardia's entire 1998 Performance Bonus, to the extent earned, will be payable in cash.

         The Board will make its decision whether to pay 50% of Mr. Laguardia's 1998 Performance in Common Stock 1999 immediately prior to the payment of such bonus, to the extent earned. The Board believes that it serves the Company's and Stockholders' interests for all of the Company's executive officers, to own Common Stock and for a portion of such officers' compensation to be tied, at least in part, to the performance of the Company and its Common Stock. The Board also believes, as discussed above, that payment of a portion of an officer's compensation in Common Stock can be an incentive to the officer to devote his full time energies to the growth and development of the Company's business and, thereby, benefit from any increases in the price of the Common Stock that may result from such growth and development. If, as anticipated, the price of the Common Stock increases as a result of the growth and development of the Company's business, the Stockholders should benefit directly from such price increases. Notwithstanding the foregoing, the Board recognizes that, because of future events, it may not always be in the best interests of the Company and the Stockholders to pay 50% of Mr. Laguardia's 1998 Performance Bonus in Common Stock. The Board will use its reasonable business judgment in deciding whether to pay 50% of Mr. Laguardia's 1998 Performance Bonus in Common Stock based on the all of the relevant facts and circumstances known by the Board at such time.

         RECOMMENDATION AND VOTE. For the reasons discussed above, the Board unanimously recommends that the Stockholders vote FOR approval of payment (at the option of the Board) of 50% of Mr. Laguardia's 1998 Performance Bonus, to the extent earned (less applicable withholding taxes), in Common Stock.

STOCK OPTION AGREEMENTS

         NEW STOCK OPTION PLAN AND AGREEMENT FOR MR. JEFFREY

                  PROPOSAL. On November 17, 1997, Thomas W. Jeffrey (who has been serving as Executive Vice President - Chief Financial Officer of the Company since 1994) entered into an

Employment Agreement with the Company (effective as of July 1, 1997), pursuant to which the Company agreed to continue to employ Mr. Jeffrey as Executive Vice President - Chief Financial Officer for the period commencing on and as of July 1, 1997 and ending on December 31, 2000, unless terminated sooner in accordance with the terms of the Employment Agreement. See PART II. CERTAIN INFORMATION RELATING TO OFFICERS, DIRECTORS AND PRINCIPAL STOCKHOLDERS - EXECUTIVE COMPENSATION -- EMPLOYMENT AGREEMENTS --- MR. JEFFREY'S EMPLOYMENT AGREEMENT below for a complete description of the terms Mr. Jeffrey's Employment Agreement.

         Pursuant to Mr. Jeffrey's Employment Agreement, the Company granted Mr. Jeffrey, effective as of November 17, 1997, an option (the "New Plan Option") to acquire 200,000 shares of Common Stock. The terms of the New Plan Option are set forth in that certain New Stock Option Plan and Agreement, dated as of November 17, 1997 (the "New Plan Option Agreement"), a copy of which is attached as Appendix B hereto.

         The  principal  terms of the New Plan Option  Agreement are as follows:
The term of the New Plan Option is seven years from its grant date. The number of shares of Common Stock subject to the New Plan Option is 200,000 shares. The exercise price of the New Plan Option will be the FMV of the Common Stock on the date the New Plan Option is approved by the Stockholders. The exercise price is payable in cash, or by check, or such other consideration as may be determined by the Board or the Compensation Committee. Subject to obtaining Stockholder approval, a portion of the New Plan Option to acquire 66,667 shares of Common Stock will vest and become exercisable on each of the Stockholder approval date and June 30, 1998, and the remainder of the New Plan Option to acquire 66,666 shares of Common Stock will vest and become exercisable on June 30, 1999. If the New Plan Option is not approved by the Stockholders on or before September 30, 1998, the New Plan Option will expire retroactively to its original grant date, and Mr. Jeffrey will have the right to terminate his Employment Agreement for good reason, as discussed below. The New Plan Option will become immediately exercisable in full if a "change of control" of the Company (as defined in the New Plan Option Agreement) occurs or if a committee of outside directors appointed by the Board or the Board gives 30 days' notice canceling, effective on the date of consummation of certain major transactions (as specified in the New Plan Option Agreement), any New Plan Option that remains unexercised on such date. In addition, the New Plan Option will terminate upon the earliest to occur of the following: (1) 5 business days after the date Mr. Jeffrey's employment with the Company is terminated for cause (as defined in his Employment Agreement), (2) 90 days after the date Mr. Jeffrey's employment with the Company is terminated (a) by the Company without cause (as defined in his Employment
Agreement or (b) as a result of death or disability (as defined in his Employment Agreement) and (3) 30 days after the date Mr. Jeffrey terminates his employment with the Company.

         If the Stockholders do not approve his New Plan Option on or before September 30, 1998, Mr. Jeffrey will have the right to terminate his employment for good reason at any time prior to the earlier of 15 days following disapproval by the Stockholders or October 15, 1998. Upon such termination, Mr. Jeffrey will be entitled to receive (1) accrued but unpaid Base Compensation (as defined in his Employment Agreement) through the termination date and (2) accrued and unpaid Performance Bonus, if any (as defined in his Employment Agreement). In addition, if, and only to the extent that, a Performance Bonus would have been payable to Mr. Jeffrey for the bonus period in which Mr. Jeffrey terminates his employment for good reason based upon satisfaction of the pre-determined 1998 Performance Bonus objectives set by the President and approved by the Board, Mr. Jeffrey will be entitled to receive a pro rata share of his Performance Bonus that is earned for the bonus period in which his employment terminates. The New Plan Option will terminate automatically if the Stockholders do not approve the New Plan Option Agreement on or before September 30, 1998, whether or not Mr. Jeffrey terminates his employment for good reason. Any and all unexercised and unvested New Plan Options will terminate 30 days after the termination date in the event Mr. Jeffrey terminates his employment for good reason.

         The Board believes that granting Mr. Jeffrey his New Plan Option on the terms set forth in his New Plan Option Agreement is in the best interests of the Company and its Stockholders. The Board believes that it serves the Company's and Stockholders' interest for its executive officers to have an equity interest in the Company, whether directly by way of the ownership of Common Stock or indirectly through stock options to acquire Common Stock, and for a portion of their compensation to be tied, at least in part, to the performance of the Company and its Common Stock. The Board also believes that awarding Mr. Jeffrey a 200,000 share New Plan Option is an incentive to Mr. Jeffrey to devote his full-time energies to the growth and development of the Company's business and thereby benefit directly from any increases in the price of the Common Stock that may result from such growth and development. Awarding a 200,000 share New Plan Option to Mr. Jeffrey is beneficial to the Stockholders because it preserves Company cash and if, as anticipated, the price of the Common Stock increases as a result of the growth and development of the Company's business, the Stockholders should benefit directly from such price increases.

                  RECOMMENDATION AND VOTE. For the reasons discussed above, the Board unanimously recommends that the Stockholders vote FOR approval of Mr. Jeffrey's New Plan Option Agreement.

         STOCK OPTION PLAN AND AGREEMENT FOR MR. LAGUARDIA

                  PROPOSAL. As discussed above, on November 17, 1997, Mr. Laguardia and the Company entered into Mr. Laguardia's Employment Agreement. Pursuant to Mr. Laguardia's Employment Agreement, the Company agreed to grant to Mr. Laguardia, effective as of November 17, 1997, an option (Mr. Laguardia's "Option") to acquire 450,000 shares of Common Stock. The terms of the Option are set forth in that certain Stock Option Plan and Agreement, dated as of November 17, 1997 (Mr. Laguardia's "Option Agreement"), a copy of which is attached as Appendix C hereto. All references in this section to the terms "Option" and Option Agreement" refer solely to Mr. Laguardia's Option and his Option Agreement.

         The principal terms of Mr. Laguardia's Option Agreement are as follows:
The term of his Option is seven years from the vesting date of each tranche of the Option. The number of shares of Common Stock subject to the Option is 450,000 shares. The exercise price of the Option will be the FMV of the Common Stock on the date the Option is approved by the Stockholders. The exercise price is payable in cash, or by check, or such other consideration as may be determined by the Board or the Compensation Committee. Subject to obtaining Stockholder approval, a portion of the Option to acquire 150,000 shares of Common Stock will vest and become exercisable on each of the Stockholder approval date, June 30, 1998, and June 30, 1999. If the Option is not approved by the Stockholders on or before September 30, 1998, then the Option will expire retroactively to its original grant date, and Mr. Laguardia will have the right, on or before December 31, 1998, to terminate his Employment Agreement. If Mr. Laguardia exercises such right, he will be entitled to receive (1) any Performance Bonus (as defined in his Employment Agreement) and Base Compensation (as defined in his Employment Agreement) earned but unpaid as of the termination date and (2) a lump sum severance of $300,000. The Option will become immediately exercisable in full if a "change of control" of the

Company (as defined in the Option Agreement) occurs or if a committee of outside directors appointed by the Board or the Board gives 30 days' notice canceling, effective on the date of consummation of certain major transactions (as specified in the Option Agreement), any Option that remains unexercised on such date. In addition, the Option will terminate upon the earliest to occur of the following: (1) 5 business days after the date Mr. Laguardia's employment with the Company is terminated for cause (as defined in his Employment Agreement),
(2) 90 days after the date Mr. Rutherford's employment with the Company is terminated (a) by the Company without cause (as defined in his Employment Agreement), (b) as a result of death or disability (as defined in his Employment Agreement) or (c) by the Company without cause (as defined in his Employment Agreement) and (3) 30 days after the date Mr. Laguardia terminates his employment with the Company.

         The Board believes that granting Mr. Laguardia his Option on the terms set forth in his Option Agreement is in the best interests of the Company and its Stockholders. The Board believes that it serves the Company's and Stockholders' interest for its executive officers to have an equity interest in the Company, whether directly by way of the ownership of Common Stock or indirectly through stock options to acquire Common Stock, and for a portion of their compensation to be tied, at least in part, to the performance of the Company and its Common Stock. The Board also believes that awarding Mr. Laguardia a 450,000 share Option is an incentive to Mr. Laguardia to devote his full-time energies to the growth and development of the Company's business and thereby benefit directly from any increases in the price of the Common Stock that may result from such growth and development. Awarding a 450,000 share Option to Mr. Laguardia is beneficial to the Stockholders because it preserves Company cash and if, as anticipated, the price of the Common Stock increases as a result of the growth and development of the Company's business, the Stockholders should benefit directly from such price increases.

                  RECOMMENDATION AND VOTE. For the reasons discussed above, the Board unanimously recommends that the Stockholders vote FOR approval of Mr. Laguardia's Option Agreement.

         STOCK INCENTIVE PLAN AND AGREEMENT FOR MR. RUTHERFORD

                  PROPOSAL. As discussed above, on November 17, 1997, Mr. Rutherford and the Company entered into Mr. Rutherford's Employment Agreement. Pursuant to Mr. Rutherford's Employment Agreement, the Company agreed to grant to Mr. Rutherford, effective as of November 17, 1997, an option (Mr. Rutherford's "Option") to acquire 3,000,000 shares of Common Stock. The terms of the Option are set forth in that certain Stock Incentive Plan and Agreement, dated as of November 17, 1997 (Mr. Rutherford's "Option Agreement"), a copy of which is attached as Appendix D hereto. See PART II. CERTAIN INFORMATION RELATING TO OFFICERS, DIRECTORS AND PRINCIPAL STOCKHOLDERS EXECUTIVE COMPENSATION -- EMPLOYMENT AGREEMENTS --- MR. RUTHERFORD'S EMPLOYMENT AGREEMENT below for a complete description of the terms Mr. Rutherford's Employment Agreement. All references in this section to the terms "Option" and Option Agreement" refer solely to Mr. Rutherford's Option and his Option Agreement.

         The principal terms of Mr. Rutherford's Option Agreement are as follows: The term of his Option is seven years from the grant date of the Option. The number of shares of Common Stock subject to the Option is 3,000,000 shares. The exercise price of the Option will be the FMV of the Common Stock on the date the Option is approved by the Stockholders. The exercise price is payable in cash, or by check, or such other consideration as may be determined by the Board or the Compensation Committee. Subject to obtaining Stockholder approval, a portion of the Option to acquire 750,000 shares of Common Stock will vest and become exercisable on each of the Stockholder approval date, December 31, 1998, December 31, 1999 and December 31, 2000. If the Option Agreement is not approved by the Stockholders on or before September 30, 1998, the Option will expire retroactively to its original grant date, and Mr. Rutherford will have the right, on or before October 15, 1998, to terminate his Employment Agreement for good reason. The Option will become immediately exercisable in full if a "change of control" of the Company (as defined in the Option Agreement) occurs or if a committee of outside directors appointed by the Board or the Board gives 30 days' notice canceling, effective on the date of consummation of certain major transactions (as specified in the Option Agreement), any Option that remains unexercised on such date. In addition, the Option will terminate upon the earliest to occur of the following: (1) 5 business days after the date Mr. Rutherford's employment with the Company is terminated for cause (as defined in his Employment Agreement), (2) 90 days after the date Mr. Rutherford's employment with the Company is terminated (a) by the Company without cause (as defined in his Employment Agreement or (b) as a result of death or disability (as defined in his Employment Agreement) and (3) 30 days after the date Mr. Rutherford's terminates his employment with the Company.

         If the Stockholders do not approve his Option Agreement on or before September 30, 1998, Mr. Rutherford will have the right to terminate his employment for good reason at any time prior to October 15, 1998. Upon such termination, Mr. Rutherford will be entitled to receive (1) accrued and earned but unpaid Base Salary (as defined in his Employment Agreement), (2) any accrued and earned but unpaid Incentive Compensation for bonus periods ending on or before the termination date (as defined in his Employment Agreement) and (3) a pro rata share of any Incentive Compensation (as defined in his Employment Agreement) to the extent earned for the bonus period including the termination date. In addition, all restrictive covenants in Mr. Rutherford's Employment Agreement applicable to Mr. Rutherford will terminate. Any and all unexercised and unvested Options will terminate 30 days after the termination date in the event Mr. Rutherford terminates his employment for good reason.

         The Board believes that granting Mr. Rutherford his Option on the terms set forth in his Option Agreement is in the best interests of the Company and its Stockholders. The Board believes that it serves the Company's and Stockholders' interest for its executive officers to have an equity interest in the Company, whether directly by way of the ownership of Common Stock or indirectly through stock options to acquire Common Stock, and for a portion of their compensation to be tied, at least in part, to the performance of the Company and its Common Stock. The Board also believes that awarding Mr. Rutherford a 3,000,000 share Option is an incentive to Mr. Rutherford to devote his full-time energies to the growth and development of the Company's business and thereby benefit directly from any increases in the price of the Common Stock that may result from such growth and development. Awarding a 3,000,000 share Option to Mr. Rutherford is beneficial to the Stockholders because it preserves Company cash and if, as anticipated, the price of the Common Stock increases as a result of the growth and development of the Company's business, the Stockholders should benefit directly from such price increases.

                  RECOMMENDATION AND VOTE. For the reasons discussed above, the Board unanimously recommends that the Stockholders vote FOR approval of Mr. Rutherford's Option Agreement.

AMENDMENT TO THE EMPLOYEE STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AS TO WHICH OPTIONS MAY BE GRANTED TO 1,250,000

         PROPOSAL. In 1993, the Board adopted, and the Stockholders ratified and approved, the Atlantic Gulf Communities Corporation Employee Stock Option Plan (the "Plan"). The Plan permits the Compensation Committee to grant options to key employees (as defined in the Plan) to acquire Common Stock. The total number of shares of Common Stock with respect to which options under the Plan may be granted is limited to 750,000 shares. Currently, there are 134,500 shares available for option grants under the Plan. The Plan specifically provides that the number of shares as to which options may be granted under the Plan may not be materially increased without the approval of the Stockholders. The Board has adopted a resolution to increase the number of shares as to which options may be granted under the Plan by 500,000 shares (i.e., from the present limit of 750,000 shares to 1,250,000 shares).

         The Board believes that increasing the number of shares as to which options may be granted under the Plan by 500,000 shares (i.e., from the present limit of 750,000 shares to 1,250,000 shares) is in the best interests of the Company and its Stockholders. The Board believes that it serves the Company's and Stockholders' interest for its key employees to have an equity interest in the Company, whether directly by way of the ownership of Common Stock or indirectly through stock options to acquire Common Stock, and for a portion of their compensation to be tied, at least in part, to the performance of the Company and its Common Stock. The Board also believes that awarding options to key employees is an incentive to them to devote their full-time energies to the growth and development of the Company's business and thereby benefit directly from increases in the price of the Common Stock that may result from such growth and development. Increasing the number of shares as to which options may be granted under the Plan is beneficial to the Stockholders because it preserves Company cash, it gives the Board an additional compensation tool and if, as anticipated, the price of the Common Stock increases as a result of the growth and development of the Company's business, the Stockholders should benefit directly from such price increases.

         RECOMMENDATION AND VOTE. For the reasons discussed above, the Board unanimously recommends that the Stockholders vote FOR approval of the increase in the number of shares of Common Stock as to of which options may be granted under the Plan by 500,000 (i.e., from 750,000 to 1,250,000 shares).


PART II. CERTAIN INFORMATION RELATING TO OFFICERS, DIRECTORS AND PRINCIPAL STOCKHOLDERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of shares of Common Stock as of April 1, 1998, by (i) each person (or group of affiliated persons) known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock, (ii) each of the Company's directors, (iii) each Named Executive Officer (as defined in PART II. CERTAIN INFORMATION RELATING TO OFFICERS, DIRECTORS AND PRINCIPAL STOCKHOLDERS - EXECUTIVE COMPENSATION -- SUMMARY COMPENSATION TABLE below) and (iv) all directors and Named Executive Officers as a group.

                                                                 Number of
       Name And Address of Beneficial Owner (1)                  Shares(2)       Percent (2)
       ----------------------------------------                  ---------       -----------

AP-AGC, LLP (3)(4)                                               9,982,500          46.4%
Morgan Stanley Group (5)                                         4,135,075          30.3%
Elliott Group (6)                                                2,378,573          18.3%
Corinthian Capital Company (7)                                     714,785           6.2%
Luther King Capital Management (8)                                 610,279           5.3%
Gerald N. Agranoff (9)                                              47,816           (20)
James M. DeFrancia (10)                                             23,441           (20)
Stuart F. Koenig (3)(4)(11)                                      9,935,618          46.3%
Ricardo Koenigsberger (3)(4)(12)                                 9,937,008          46.3%
Charles K. MacDonald (13)                                           23,441           (20)
Lee Neibart (3)(4)(14)                                           9,937,008          46.3%
J. Larry Rutherford (15)                                           261,204           2.2%
Thomas W. Jeffrey (16)                                              88,010           (20)
Jay C. Fertig (17)                                                  18,000           (20)
Kimball D. Woodbury (18)                                            21,500           (20)
Kevin M. O'Grady                                                         0             0
Brian A. McLaughlin(19)                                              5,000           (20)
All Named Executive Officers and Directors as a Group (10
persons)(17)(19)                                                30,275,046          72.6%

---------------

(1) Unless otherwise indicated, the address of each of the persons named above is c/o Atlantic Gulf Communities Corporation, 2601 South Bayshore Drive, Miami Florida 33133.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of options or warrants. Each beneficial owner's number of shares is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the date hereof have been exercised. The total outstanding shares used to calculate each beneficial owner's percentage includes such exercisable options and warrants of that person only. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(3) Messrs. Koenig, Koenigsberger and Neibart, the Apollo Directors, are affiliated with Apollo. Accordingly, Apollo may be deemed to be the beneficial owner of the shares owned by each of Messrs. Koenig, Koenigsberger and Neibart and, in turn, each of them may be deemed to be the beneficial owner of the shares owned by Apollo.

(4) Consisting of (a) 4,913,567 shares of Common Stock issuable upon the conversion of 2.5 million shares of Series A Preferred Stock into Common Stock (at a conversion price of $5.75 per share), (b) 5,000,000 shares of Common Stock issuable upon the exercise of 5 million warrants (at an exercise price of $5.75 per share), (c) 2,051 shares of Common Stock owned by Mr. Koenig, (d) 20,000 shares of Common Stock issuable to Mr. Koenig upon the exercise of a stock option (at an exercise price of $4.813 per share), (e) 3,441 shares of Common Stock owned by Mr. Koenigsberger, (f) 20,000 shares of Common Stock issuable to Mr. Koenigsberger upon the exercise of a stock option (at an exercise price of $6.6406 per share), (g) 3,441 shares of Common Stock owned by Mr. Neibart and (h) 20,000 shares of Common Stock issuable to Mr. Neibart upon the exercise of a stock option (at an exercise price of $6.6406 per share).

(5) According to a Schedule 13G, dated February 24, 1998, the following parties, which have elected to file as a 13G group (the "Morgan Stanley Group"), reported beneficial ownership of the following shares of Common Stock:

         (i) Morgan Stanley, Dean Witter, Discover & Co.("MS"): beneficial ownership - 4,135,075 shares (including the shares described in (ii), (iii), (iv) and (v) below), shared voting power - 2,035,900 shares and shared dispositive power - 4,135,075 shares;

         (ii) Morgan Stanley Asset Management Inc. (a wholly-owned subsidiary of MS): beneficial ownership - 2,685,914 shares (including the shares described in (iii) below), shared voting power - 1,409,996 shares and shared dispositive power - 2,685,914 shares (including the shares described in (iii) below);

         (iii)    Morgan  Stanley  Institutional  Fund,  Inc. - U.S. Real Estate
                  Portfolio: beneficial ownership - 1,245,079 shares, shared voting power - 589,684 shares and shared dispositive power - 1,245,079 shares;

         (iv) Van Kampen American Capital Asset Management, Inc. (a wholly-owned subsidiary of MS): beneficial ownership - 1,449,161 shares (including the shares described in (v) below), shared voting power - 625,904 shares and shared dispositive power - 1,449,161 shares (including the shares described in (v) below); and

         (v) Van Kampen American Capital Life Investment Trust - Real Estate Securities Fund: beneficial ownership - 1,002,287 shares, shared voting power - 433,224 shares and shared dispositive power - 1,002,287 shares.

         The address of the Morgan Stanley Group is 1585 Broadway, 38th Floor, New York, New York 10036.

(6) According to a Schedule D, dated July 1, 1997, the following parties, which have elected to file as a 13D group (the "Elliott Group"), reported beneficial ownership of the following shares of Common Stock:

         (i) Elliott Associates, L.P. ("Elliott"): beneficial ownership - 2,378,573 shares and sole dispositive power - 2,378,573 shares;

         (ii) Westgate International, L.P. ( a wholly-owned subsidiary of Elliott): beneficial ownership - 537,390 shares, shared voting power - 537,390 shares and shared dispositive power - 537,390 shares; and

         (iii) Martley International, Inc.(a wholly-owned subsidiary of Elliott): beneficial ownership - 537,390 shares, shared voting power - 537,390 shares and shared dispositive power - 537,390 shares.

         The address of the Elliott Group is 712 Fifth Avenue, 36th Floor, New York, New York 10019.

(7) Consisting solely of shares of Common Stock. The address of Corinthian Capital Company is 1700 Broadway, Suite 712, Denver, Colorado 80290.

(8) Consisting solely of shares of Common Stock. The address of Luther King Capital Management is 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102.

(9) Consisting of (a) 22,816 shares of Common Stock, (b) 20,000 shares of Common Stock issuable upon the exercise of a stock option (at an exercise price of $8.75 per share), and (c) 5,000 shares of Common Stock issuable upon the exercise of a stock option (at an exercise price of $7.875 per share).

(10) Consisting of (a) 3,441 shares of Common Stock and (b) 20,000 shares of Common Stock issuable upon the exercise of a stock option (at an exercise price of $6.6406 per share).

(11) Consisting of (a) 4,913,567 shares of Common Stock issuable to Apollo upon the conversion of 2.5 million shares of Series A Preferred Stock into Common Stock (at a conversion price of $5.75 per share), (b) 5,000,000 shares of Common Stock issuable to Apollo upon the exercise of 5 million warrants (at an exercise price of $5.75 per share), (c) 2,051 shares of Common Stock owned by Mr. Koenig and (d) 20,000 shares of Common Stock issuable to Mr. Koenig upon the exercise of a stock option (at an exercise price of $4.813 per share). Mr. Koenig disclaims beneficial ownership of the Company securities owned by Messrs. Koenigsberger and Neibart.

(12) Consisting of (a) 4,913,567 shares of Common Stock issuable to Apollo upon the conversion of 2.5 million shares of Series A Preferred Stock into Common Stock (at a conversion price of $5.75 per share), (b) 5,000,000 shares of Common Stock issuable to Apollo upon the exercise of 5 million warrants (at an exercise price of $5.75 per share), (c) 3,441 shares of Common Stock owned by Mr. Koenigsberger and (d) 20,000 shares of Common Stock issuable to Mr. Koenigsberger upon the exercise of a stock option (at an exercise price of $6.6406 per share). Mr. Koenigsberger disclaims beneficial ownership of the Company securities owned by Messrs. Koenig and Neibart.

(13) Consisting of (a) 3,441 shares of Common Stock and (b) 20,000 shares of Common Stock issuable upon the exercise of a stock option (at an exercise price of $6.6406 per share).

(14) Consisting of (a) 4,913,567 shares of Common Stock issuable to Apollo upon the conversion of 2.5 million shares of Series A Preferred Stock into Common Stock (at a conversion price of $5.75 per share), (b) 5,000,000 shares of Common Stock issuable to Apollo upon the exercise of 5 million warrants (at an exercise price of $5.75 per share), (c) 3,441 shares of Common Stock owned by Mr. Neibart and (d) 20,000 shares of Common Stock issuable to Mr. Neibart upon the exercise of a stock option (at an exercise price of $6.6406 per share). Mr. Neibart disclaims beneficial ownership of the Company securities owned by Messrs. Koenig and Koenigsberger.

(15) Consisting of (a) 55,200 shares of Common Stock, (b) 202,500 shares of Common Stock issuable upon the exercise of stock options (at an exercise price ranging from $6.50 to $12.00 per share), (c) 1,728 shares of Common Stock issuable upon the conversion of 888 shares of Series B Preferred Stock into Common Stock (at a conversion price of $5.75 per share) and (d) 1,776 shares of Common Stock issuable upon the exercise of 1,776 warrants (at an exercise price of $5.75 per share). Does not include 3,072,500 shares of Common Stock issuable upon the exercise of options that are not exercisable within 60 days of the date hereof.

(16) Consisting of (a) 1,000 shares of Common Stock, (b) 86,667 shares of Common Stock issuable upon the exercise of stock options (at an exercise price ranging from $4.3125 to $12.00 per share), (c) 169 shares of Common Stock issuable upon the conversion of 87 shares of Series B Preferred Stock into Common Stock (at a conversion price of $5.75 per share), and (d) 174 shares of Common Stock issuable upon the exercise of 174 warrants (at an exercise price of $5.75 per share). Does not include 283,333 shares of Common Stock issuable upon the exercise of options that are not exercisable within 60 days of the date hereof.

(17) Consisting of 18,000 shares of Common Stock issuable upon the exercise of stock options (at an exercise price ranging from $5.50 to $12.00 per share). Mr. Fertig's employment with the Company terminated in January 1998 and, therefore, he is not included in the group entitled "All Named Executive Officers and Directors as a Group".

(18) Consisting of 21,500 shares of Common Stock issuable upon the exercise of stock options (at an exercise price ranging from $5.50 to $12.00 per share). Does not include 18,500 shares of Common Stock issuable upon the exercise of options that are not exercisable within 60 days of the date hereof.

(19) Consisting of 5,000 shares of Common Stock. Mr. McLaughlin's employment with the Company terminated in April 1997 and, therefore, he is not included in the group entitled "All Named Executive Officers and Directors as a Group".

(20)     Less than one percent.

DIRECTORS

         DIRECTORS.   The  following   table  sets  forth  certain   information
concerning the directors of the Company:

            Name                                      Age                Position(s) with the Company
            ----                                      ---                ----------------------------
Gerald D. Agranoff (1)(7)(8)(9)                        51           Director and Chairman of the Compliance Committee

James M. DeFrancia (3)(5)(6)(9)                        56           Director

Stuart F. Koenig (4)(5)(6)                             45           Director

Ricardo Koenigsberger (4)(5)(6)(7)(8)                  31           Director and Chairman of the Audit Committee

Charles K. MacDonald (1)(7)(9)                         39           Director

Lee Neibart (4)(6)(8)                                  47           Director and Chairman of the Compensation
                                                                    Committee and the Acquisitions/Dispositions
                                                                    Committee

J. Larry Rutherford (2)(8)(9)                          52           Director, President, Chief Executive Officer and
                                                                    Chairman of the Refinancing Committee

---------------------------

(1) A Class 1 Director whose term on the Board will expire at the Company's Annual Meeting of Stockholders in 1999 (the "1999 Annual Meeting").

(2) A Class 2 Director whose term on the Board will expire at the Company's Annual Meeting of Stockholders in 2000 (the "2000 Annual Meeting").

(3)      A Class 3 Director whose term on the Board will expire at the Meeting.

(4) Appointed by Apollo for a one-year term, which will expire at the Meeting. Pursuant to the Investment Agreement, Apollo has the right to appoint three (3) directors to the Board.

(5)      Member of the Audit Committee.

(6) Member of the Compensation Committee. Mr. Koenigsberger is an alternate member of the Compensation/Stock Option Committee in the absence of Mr. Koenig or Mr. Neibart.

(7)      Member of the Compliance Committee.

(8)      Member of the Acquisitions/Dispositions Committee.

(9)      Member of the Refinancing Committee, which was formed in February 1998.

         Immediately following the election of directors at the Company's Annual Meeting of Stockholders in 1997, the Board consisted of Gerald N. Agranoff, James W. Apthorp, Allen A. Blase, Jerome C. Cohen, Raymond Ehrlich, W.D. Frederick, J. Larry Rutherford, W. Edward Scheetz, Lawrence B. Seidman and John
W. Temple.  Effective upon the closing (the "Closing, which occurred on June 24,
1997) of the Investment Agreement:

         - Messrs. Apthorp, Blase, Cohen, Ehrlich, Frederick, Seidman and Temple resigned from the Board in accordance with the terms of the Investment Agreement;

         - Apollo appointed Messrs. Neibart and Koenigsberger to the Board (see Note 4 to the Director table above);

         - Mr. Rutherford, who was a Class 3 director, resigned from the Board and was immediately reappointed to the Board as a Class 2 director;

         - Mr. Agranoff, who was a Class 3 director, resigned from the Board and was immediately reappointed to the Board as a Class 1 director;

         - Mr. Scheetz, the original Apollo designee on the Board, resigned from the Board and was immediately reappointed to the Board by Apollo (see Note 4 to the Director table above);

         -        Mr.  DeFrancia  was  appointed  to  the  Board  as a  Class  3 director; and

         -        Mr.  MacDonald  was  appointed  to  the  Board  as a  Class  1 director.

         In October, 1997, Mr. Scheetz resigned from the Board, and Apollo appointed Mr. Koenig to the Board, in accordance with the right granted to it under the Investment Agreement to appoint three (3) directors to the Board, to fill the vacancy left by Mr. Scheetz's resignation.

         PRINCIPAL OCCUPATIONS AND DIRECTORSHIPS HELD BY THE DIRECTORS

         Mr. Agranoff has been a director since June 1994. He is a general partner of, and general counsel to, Edelman Securities Company, L.P. (formerly Arbitrage Securities Company), a registered broker-dealer. He has been affiliated with Edelman Securities Company, L.P. since January 1982. In addition, Mr. Agranoff is currently counsel to the law firm of Pryor, Cashman, Sherman & Flynn, in New York. From 1975 through 1981, Mr. Agranoff was engaged exclusively in the private practice of law in New York. In addition, he was an adjunct instructor at New York University's Institute of Federal Taxation. Prior to entering private practice, Mr. Agranoff served as attorney-advisor to a judge of the United States Tax Court. Mr. Agranoff is a director of Datapoint Corporation, Canal Capital Corporation, Bull Run Corporation and American Energy Group, Ltd.

         Mr. DeFrancia has been a principal of Lowe Enterprises, Inc., a national real estate development company engaged in residential, commercial and resort development activities, since 1987. Since 1995, he has served as Chairman of Lowe Enterprises Mid-Atlantic Inc., and president of Lowe Enterprises Community Development, which is headquartered in suburban Washington, D.C., and manages the development of large scale community projects nationally. He has also managed projects where Lowe has been retained by banks, insurance companies and Federal agencies as a consultant/development manager for properties in numerous states.

         Mr. Koenig joined Apollo Real Estate Advisors in 1995 as Chief Financial Officer. Prior to that time, Mr. Koenig was a Vice President in the Real Estate Principal Investment Area of Goldman, Sachs & Co., where he served as Controller and Director of Investor Relations for the three Whitehall real estate investment funds.

         Mr. Koenigsberger has been associated with Apollo Real Estate Advisors I, L.P., since 1995 and a partner of Apollo Real Estate Advisors II, L.P. since 1996, which, together with affiliates, act as managing general partners of the Apollo Real Estate Investment Funds, private real estate investment funds which invest in direct and indirect real property interests, including real estate related public and private debt and equity securities. Since prior to 1995, Mr. Koenigsberger has been associated with Apollo Advisors, L.P., which acts as managing general partner of Apollo Investment Fund, L.P. and AIF II, L.P., private securities investment funds. Mr. Koenigsberger is a director of Meadowbrook Golf, Inc., and CB Commercial.

         Mr. MacDonald is President of Morgandane Management Corp., an investment advisory firm. From 1987 to 1995, he was a securities analyst and portfolio manager with Elliott Associates, L.P. Mr. MacDonald is a director of Marvel Entertainment Group, Inc.

         Mr. Neibart has been a partner of Apollo Real Estate Advisors I, L.P., since 1993 and of Apollo Real Estate Advisors II, L.P., since 1996, which, together with affiliates, act as managing general partners of the Apollo Real Estate Investment Funds, private real estate investment funds which invest in direct and indirect real property interests, including real estate related public and private debt and equity securities. Since prior to 1992, Mr. Neibart was Executive Vice President and Chief Operating Officer of The Robert Martin Company, a private real estate development and management firm based in Westchester County, New York. Mr. Neibart is a director of Koger Equity, Inc., Metropolis Realty, Inc., NextHealth, Inc., Meadowbrook Golf, Inc., All-Right Parking Corp. and Roland International, Inc.

         See PART II. CERTAIN INFORMATION RELATING TO OFFICERS, DIRECTORS AND PRINCIPAL STOCKHOLDERS - EXECUTIVE OFFICERS AND OTHER KEY EMPLOYEES below for biographical information concerning Mr. Rutherford.

         COMMITTEES OF THE BOARD ("COMMITTEES") AND MEETINGS OF THE BOARD AND COMMITTEES. The Board has five (5) standing Committees, the Acquisitions/Dispositions Committee, the Audit Committee, the Compensation Committee (formerly known as the Human Relations Committee), the Compliance Committee and the Refinancing Committee.

         The Acquisitions/Dispositions Committee held no meetings in fiscal year 1997. The current members of the Acquisitions/Dispositions Committee are Messrs. Agranoff, Koenigsberger, Neibart (the Chairman) and Rutherford. The principal functions of the Acquisitions/Dispositions Committee are to (1) approve all operational decisions to implement the Board-approved business plan(s), (2) approve real estate acquisitions which commit no more than $5 million of Company equity in any single transaction, (3) approve dispositions of Company assets with gross sales prices no greater than $3 million per transaction and (4) delegate certain authorities to the President and Chief Executive Officer of the Company relating to acquisitions, dispositions and personnel matters, subject to the restrictions set forth with respect to these matters in the Investment Agreement.

         The Audit Committee held one (1 ) meeting in fiscal year 1997. The current members of the Audit Committee are Messrs. DeFrancia, Koenig and Koenigsberger (the Chairman). The principal functions of the Audit Committee are to (1) select and engage on the Company's behalf, and fix the compensation of, a firm of certified public accountants whose duty it shall be to audit the books and accounts of the Company and its subsidiaries for the fiscal year in respect of which they are appointed, and who shall report to the Audit Committee, and
(2) confer with the accountants and determine, and from time to time report to the Board upon, the scope of audit procedures, accounting practices and internal accounting and financial controls of the Company and its subsidiaries.

         The Compensation Committee held three (3)) meetings in fiscal year 1997. The current members of the Compensation Committee are Messrs. DeFrancia, Koenig and Neibart (the Chairman). Mr. Koenigsberger is an alternate member of the Compensation Committee. The principal functions of the Compensation Committee are to (1) administer and approve all elements of compensation for Company officers and senior staff members, (2) administer and approve participation in all awards, grants and related actions under the provisions of each of the Company's annual incentive and/or stock option programs, including under the Company's Employee Stock Option Plan, as amended (the "Employee Option Plan"), and (3) report to Stockholders on executive compensation items, as required by the Securities and Exchange Commission (the "SEC").

         The Compliance Committee held no meetings in fiscal year 1997. The current members of the Compliance Committee are Messrs. Agranoff (the Chairman), Koenigsberger and MacDonald. The principal function of the Compliance Committee is to monitor the Company's compliance with the terms of the November 1992 Final Judgment of Permanent Injunction against the Company as it relates to the Company's sales and marketing practices.

         The Refinancing Committee was formed in February 1998. The current members of the Refinancing Committee are Messrs. Agranoff, DeFrancia, MacDonald and Rutherford (the Chairman). The principal function of the Refinancing Committee is to approve all decisions concerning negotiations with Apollo for the release of its security interest in the Company's projects in connection with a Company corporate debt refinancing.

         The Board currently consists of Messrs. Agranoff, DeFrancia, Koenig, Koenigsberger, MacDonald, Neibart and Rutherford (the Chairman of the Board). The Board held six (6) regularly scheduled meetings (including the Board meeting held in connection with the Annual Meeting of Stockholders in 1997) and seven
(7) special meetings during fiscal year 1997. Each director attended at least 75% of the aggregate number of meetings of the Board (that were held during his term on the Board) and committees on which he served during 1997 (except that Mr. Koenigsberger attended the last two (2) Compensation Committee meetings held during 1997 in Mr. Neibart's absence).

         COMPENSATION OF DIRECTORS. Under the 1996 Non-Employee Directors' Stock Plan, each Non-Employee Director receives (1) an annual retainer of $25,000 paid in Common Stock quarterly based on the share price at the end of the previous quarter, (2) $3,000 per Board meeting attended in person and (3) $1,000 per Board meeting attended by telephone. Board meeting fees are paid in cash quarterly. No fees are paid for attending Board Committee meetings or for serving as Chairman of a Board Committee. Mr. Rutherford is an employee Director and, therefore, is not entitled to participate in the Non-Employee Directors' Stock Plan. Effective April 1, 1998, the Board amended the 1996 Non-Employee Director Stock Plan to provide that (a) sixty percent (60%) of the annual retainer (i.e., $15,000) will be paid in Common Stock and (b) the remaining forty percent (40%) of the annual retainer (i.e., $10,000) will be paid in cash. The purpose of this change is to provide the Non-Employee Directors' with cash in an amount sufficient to pay their taxes on the annual retainer.

         Under the Non-Employee Directors' Stock Option Plan, each Non-Employee Director who was a director on February 6, 1995 (1) was granted an option to acquire 20,000 shares of Common Stock and (2) is granted an option to acquire 5,000 shares of Common Stock at the first meeting of directors following each subsequent election or appointment of such director to the Board. Each person who became (or becomes) a Non-Employee Director after February 6, 1995, (1) was (will be) granted an option to acquire 20,000 shares of Common Stock and (2) is (will be) granted an option to acquire 5,000 shares of Common Stock at the first meeting of directors following each subsequent election or appointment of such person to the Board. The exercise price of each of these options is 100% of the fair market value of the Common Stock on the option grant date. Each option is fully vested on the grant date and has a term of 10 years. Options for a maximum of 350,000 shares of Common Stock may be granted under this plan. Effective April 1, 1998, the Board amended the Non-Employee Directors' Stock Option Plan to provide that each Apollo Director that each Apollo Director will be granted an option to purchase 1,667 shares of Common Stock each time he is re-appointed to the Board. Every third year that an Apollo Director is re-appointed to the Board his option grant will cover 1,666 shares of Common Stock, with the result that an Apollo Director who is re-appointed to the Board for three consecutive years will receive three option(s) covering the same number of shares of Common Stock (i.e., 5,000) as a Class 1, 2 and 3 Director who is re-elected to a three-year term.

         In 1997, the Stockholders approved an amendment to the Non-Employee Directors' Stock Option Plan to extend the exercise periods of the options granted under that plan to the seven (7) directors (Messrs. Apthorp, Blase, Cohen, Ehrlich, Frederick, Seidman and Temple) who resigned effective as of the Closing in accordance with the terms of the Investment Agreement (the "Former Directors") from 90 days following their resignation dates to the earlier of (1) the scheduled expiration dates of such options (i.e., the tenth anniversary of their grant dates) or (2) the expiration of the period ending on the second anniversary of the effective dates of their resignations plus the expiration of the period equal to 6 months for each full 12 months such Former Director served as a Board member. Consequently, the exercise periods of the options held by the seven Former Directors were extended as follows: Mr. Apthorp - 20,000 options until June 2002; Mr. Blase - 25,000 options until June 2000; Mr. Cohen - 20,000 options until December 2001; Mr. Ehrlich - 25,000 options until December 2001; Mr. Frederick - 25,000 options until June 2001; Mr. Seidman - 20,000 options until December 1999; and Mr. Temple - 25,000 options until December 2001.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. The members of the Compensation Committee during fiscal year 1997 were Messrs. DeFrancia, Koenig and Neibart (the Chairman). None of the executive officers of the Company serves or served on the compensation committee of another entity or on any other committee of the board of directors of another entity performing similar functions during fiscal year 1997, and no executive officer of the Company serves or served as a director of another entity one of whose executive officers serves or served on the Compensation Committee or the Board.

EXECUTIVE OFFICERS AND OTHER KEY EMPLOYEES

         EXECUTIVE OFFICERS AND OTHER KEY EMPLOYEES. The following table sets forth certain information about the current executive officers and certain other key employees of the Company:

            Name                     Age                             Position(s) With the Company
            ----                     ---                             ----------------------------
J. Larry Rutherford                  52         President, Chief Executive Officer, Director and
                                                Chairman of the Board

Thomas W. Jeffrey                    38         Executive Vice President and Chief Financial Officer

John Laguardia                       59         Executive Vice President and Chief Operating Officer

Jay C. Fertig (1)                    38         Former Senior Vice President - National Land Sales

J. Thomas Gillette, III              53         Senior Vice President - Community Development for
                                                North Florida

Frank C. Weed                        49         Senior Vice President - Resorts

Kimball D. Woodbury                  46         Senior Vice President - Acquisitions

Paula J. Cook                        39         Vice President and Controller

John H. Fischer                      40         Vice President and Treasurer

Joel K. Goldman                      32         Vice President, Secretary and General Counsel

Susan M. Kinsey                      46         Vice President - Human Resources

Marcia Langley (2)                   37         Former Vice President and Special Counsel - Business
                                                Development and Assistant Secretary

Kevin M. O'Grady                     43         Vice President - Business Development

Claudia Troisi                       48         Vice President - South Florida General Manager

----------------
(1)  Mr. Fertig's  employment  with the Company  terminated in January 1998. See
     PART II. CERTAIN INFORMATION RELATING TO OFFICERS, DIRECTORS AND PRINCIPAL STOCKHOLDERS - EXECUTIVE COMPENSATION -- SEVERANCE ARRANGEMENTS below.

(2)  Ms. Langley's employment with the Company terminated in April 1998.

         Officers of the Company are appointed by and serve at the discretion of the Board and the Company. Certain officers of the Company have employment agreements with the Company which entitle them, in certain circumstances, to receive certain payments and other benefits from the Company in the event their employment with the Company is terminated prior to the expiration of the terms of their employment agreements.

         Mr. Rutherford was elected Chairman of the Board in June 1997 and has been the Chief Executive Officer of the Company since March 1991 and the President of the Company since January 1991. Mr. Rutherford has been a director of the Company since January 1991, when he was also named the Company's Acting Chief Executive Officer. Mr. Rutherford joined the Company in September 1990 as its Executive Vice President-Operations. Before his employment with the Company, from May 1989 to August 1990, Mr. Rutherford served as President and Chief Executive Officer of Gulfstream Land & Development Corp. ("Gulfstream"), a Florida-based community development and homebuilding company. In this capacity, Mr. Rutherford was charged with restructuring $300 million in Gulfstream debt. Gulfstream actively developed seven large-scale mixed-use communities totaling 27,000 acres in Fort Lauderdale, Tampa, Jacksonville, Sarasota and Orlando, Florida; Atlanta, Georgia; and Richmond, Virginia. In addition, Gulfstream managed a homebuilding subsidiary which sold approximately 500 units per year. Prior to being named Gulfstream's Chief Executive Officer, Mr. Rutherford served Gulfstream as President and Chief Operating Officer from 1986 until May 1989, and as Senior Vice President from 1982 until 1986. From 1974 to 1982, Mr. Rutherford worked in various real estate-related financial and operational capacities for Wintergreen Development, Inc. and the Cabot, Cabot & Forbes Company. In 1992, Mr. Rutherford was named as a defendant in a three-count Information filed by the State Attorney for Broward County, Florida. The charges in the Information, which include a charge of vehicular homicide, relate to an April 1991 traffic accident in which a passenger was killed. As of April 1998, no trial date has been scheduled. Following review of the circumstances surrounding this accident and the charges, the Board has expressed its continuing confidence in Mr. Rutherford's ability to perform his duties as President and Chief Executive Officer.

         Mr. Jeffrey has been the Company's Executive Vice President and Chief Financial Officer since October 1994. Mr. Jeffrey joined the Company in June 1991 as Senior Vice President - Law and Secretary and was named its General Counsel in September 1991. From 1987 to 1991, Mr. Jeffrey practiced bankruptcy and securities law with Wilmer, Cutler & Pickering, in Washington, D.C., and developed a specialization in financial restructurings. Prior to 1987, Mr. Jeffrey served as a judicial clerk to the Hon. Nathanial R. Jones, Judge on the United States Court of Appeals for the Sixth Circuit, Cincinnati, Ohio, and to the Hon. Richard A. Enslen, Judge on the United States District Court for the Western District of Michigan, Kalamazoo, Michigan.

         Mr. Laguardia joined the Company as Executive Vice President and Chief Operating Officer in December 1997. From 1995 until 1997, Mr. Laguardia had been President and CEO of American Heritage Homes, having served as Receiver and Trustee of American Heritage's predecessor since 1992. During Mr. Laguardia's tenure, American Heritage returned to financial health and grew to become a major homebuilder in the Orlando and Tampa markets. From 1990 to 1992, Mr. Laguardia was Senior Vice President & CFO of Fairfield Communities, Inc., a large scale developer of resort and primary home communities. Prior to that, he served for one year as Senior Vice President and Chief Financial Officer of the Michael Swerdlow Companies, Inc., a fully integrated, Florida-based real estate development company. From 1982 to 1989, Mr. Laguardia served in a number of capacities, including Executive Vice President and Chief Operating Officer, with Gulfstream.

         Mr. Gillette joined the Company in 1991, and since February 1996 has been Senior Vice President - Community Development for North Florida overseeing the Company's projects in Tampa and Jacksonville, Florida and Cary, North Carolina. Prior to 1996, he served as Vice President and General Manager for the Company's Jacksonville and Tampa projects. Prior to joining the Company, Mr. Gillette held the position of Vice President and General Manager for Westinghouse Treasure Coast Communities in Vero Beach, Florida for approximately two years where he directed all activities associated with a luxury residential project. During most of the 1980's, Mr. Gillette was President of the Northeast Florida Division for Gulfstream. Previously, Mr. Gillette owned and operated a home building and brokerage company in Richmond, Virginia for seven years.

         Mr. Weed joined the Company in July 1997 as Senior Vice President - Resorts Division and has management oversight responsibility for the West Bay project in Naples, Florida, as well as the Jupiter Ocean Grande Project in Jupiter, Florida. Prior to joining the Company, Mr. Weed was Chief Executive Officer of Island Developers, Ltd., the developer of Fisher Island, Florida. He was also responsible for the development of several large-scale residential communities such as Boca West and Cherry Valley.

         Mr. Woodbury has served as Senior Vice President - Acquisitions since April 1997 and is responsible for evaluating potential major market land acquisitions. From July 1995 until March 1997, Mr. Woodbury was Senior Vice President - Community Development and was responsible for the Company's South Florida subdivision homesite projects. Mr. Woodbury served as Senior Vice President - Business Development from September 1994 until July 1995. Prior to that time, he served as the Company's Vice President - Planning and Business Development from December 1991 and has been with the Company in various land planning capacities since 1981. From 1976 until joining the Company, Mr. Woodbury worked in a variety of government planning positions and as a private development consultant.

         Ms. Cook was named Vice President and Controller in November 1997 after working in the Company's tax department since 1994. Prior to joining the Company, Ms. Cook practiced in public accounting for five years with Deloitte & Touche and Coopers & Lybrand. Ms. Cook is a Certified Public Accountant.

         Mr. Fischer has been a Vice President of the Company since March 1992 and was appointed Treasurer in February 1994. Mr. Fischer has worked for the Company in various capacities since August 1988. Prior to joining the Company, from 1981 to 1987, Mr. Fischer was employed by the Florida Power & Light Company in its financial resources department.

         Mr. Goldman joined the Company as Vice President and Assistant General Counsel in January 1996. In March 1997, Mr. Goldman was named Vice President, Secretary and General Counsel of the Company. From 1990 until 1996, Mr. Goldman was a real estate associate with the law firm of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A. in Miami.

         Ms. Kinsey joined the Company in 1989 as Director - Human Resources and was promoted to Vice President Human Resources in May 1992. Prior to joining the Company, Ms. Kinsey was with Arvida for 14 years in various human resources positions.

         Mr. O'Grady joined the Company in 1995 as Vice President - Business Development. Prior to joining the Company, Mr. O'Grady spent nearly 20 years in the real estate industry and was involved both in commercial and residential investment and development. Mr. O'Grady was with Rosenthal-Shuler Realty Partners, Ahmanson Development as Vice President - Venture Operations and President of Robert Trent Jones International Development Company in Washington, D.C.

         Ms. Troisi joined the Company as Vice President, South Florida General Manager, in April 1997. Ms. Troisi has more than 20 years experience in the real estate business. Prior to joining the Company, she was the Vice President, General Manager, for Arvida/JMB Partners for three years. Prior to joining Arvida, she was Senior Vice President for the Baldwin Company.

EXECUTIVE COMPENSATION

         COMPENSATION COMMITTEE REPORT. The Compensation Committee consists of Messrs. DeFrancia, Koenig and Neibart. Mr. Koenigsberger is an alternate member of the Compensation Committee in Mr. Koenig's or Mr. Neibart's absence. None of the members of the Compensation Committee is, or ever has been, an employee of the Company. See PART II. CERTAIN INFORMATION RELATING TO OFFICERS, DIRECTORS AND PRINCIPAL STOCKHOLDERS - DIRECTORS -- COMMITTEES OF THE BOARD ("COMMITTEES") AND MEETINGS OF THE BOARD AND COMMITTEES for more information about the Compensation Committee.

                  COMPENSATION POLICIES. The Compensation Committee continued the compensation policies of its predecessor, the Human Relations Committee, during 1997. The goals of the Company's senior management compensation program are, and continue to be, to attract and retain qualified executive officers, to motivate such officers to achieve the Company's business objectives and to contribute to the long-term growth and success of the Company, foster teamwork and reward officers for the achievement of such goals. The Compensation Committee utilizes salary, performance based cash bonuses, project and goal specific cash bonuses, stock options, recourse and nonrecourse loans to purchase Common Stock and other compensation tools to compensate and incent senior management.

         Specifically, the Compensation Committee believes that:

         -- the Company's compensation programs should support the Company's short-term and long-term strategic goals and objectives by rewarding individuals who significantly contribute, individually and as team members, to the accomplishment of those goals and objectives

         -- short-term and long-term compensation programs play a critical role in attracting and retaining well qualified executives

         -- compensation should be meaningfully related to the creation and enhancement of value for the Stockholders

         -- a portion of the executive's compensation should be tied directly or indirectly to the ownership of Common Stock so as to align the interests of the executives with the interests of the Stockholders

         The Compensation Committee has considered and will continue to consider the impact of Section 162(m) in setting total executive officer compensation. See PART I. DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL - MATTERS RELATED TO MR. RUTHERFORD'S EMPLOYMENT AGREEMENT -- PERFORMANCE OBJECTIVES FOR MR. RUTHERFORD'S 1998 BONUS above for a discussion of Section 162(m). The compensation paid/accrued to each of the Company's executive officers in 1997 is under the Section 162(m) $1,000,000 threshold and, therefore, is expected to be fully deductible by the Company. The compensation to be paid/accrued to all of the executive officers, other than Mr. Rutherford, in 1998 also is expected to be under the Section 162(m) $1,000,000 threshold and, therefore, is expected to be fully deductible by the Company. Mr. Rutherford's compensation in 1998 may exceed the $1,000,000 threshold. The Compensation Committee has structured a portion of Mr. Rutherford's 1998 Bonus (the Nondiscretionary Component) in order to qualify it for the performance based exception in Section 162(m) and is submitting Mr. Rutherford's performance based objectives to the Stockholders for their approval at the Meeting. See PART
I. DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL - MATTERS RELATED TO MR. RUTHERFORD'S EMPLOYMENT AGREEMENT -- PERFORMANCE OBJECTIVES FOR MR. RUTHERFORD'S 1998 BONUS above. To the extent, future compensation payable to an executive officer may be subject to the Section 162(m) limitation, the Compensation Committee will consider ways to maximize the deductibility of such compensation while retaining the discretion necessary to compensate executive officers in a manner commensurate with performance and in the best interests of the Company and the Stockholders. As a result, the Company may pay compensation to executive officers that may not be deductible by the Company for federal income tax purposes. See PART I. DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL - MATTERS RELATED TO MR. RUTHERFORD'S EMPLOYMENT AGREEMENT above.

                  BASE SALARY. Executive officer base salaries (1) are determined by reference to Company and individual performance, based on a wide range of quantitative and qualitative measures, and (2) are targeted at the competitive median for competitors in land development and condominium construction in the Company's market areas. Salaries for executive officers are reviewed annually by the Compensation Committee, which may recommend increases to the Board based on (a) the Compensation Committee's view that a particular executive officer's performance merits such increase and (b) increases in median pay levels at the Company's competitors.

         The 1997 base salaries of Mr. Rutherford and Jeffrey were based on their employment agreements. Mr. Rutherford and Mr. Jeffrey signed new employment agreements with the Company in November 1997. See PART II. CERTAIN INFORMATION RELATING TO OFFICERS, DIRECTORS AND PRINCIPAL STOCKHOLDERS - EXECUTIVE COMPENSATION --EMPLOYMENT AGREEMENTS --- MR. RUTHERFORD'S EMPLOYMENT AGREEMENT and --- MR. JEFFREY'S EMPLOYMENT AGREEMENT below for a detailed description of the terms of their employment agreements. In November 1997, the Company also entered into an employment agreement with Mr. Laguardia, the Executive Vice President - Chief Operating Officer, when he joined the Company. Their employment agreements have been structured to retain these executives in their positions and to incent them to continue to devote their full-time efforts to the Company and to implement the Company's short-term and long-term strategic goals, to carry out the Company's business plan and to enhance Stockholder value. The base pay for Mr. Rutherford and Mr. Jeffrey increased under their new employment agreements.

                  ANNUAL   INCENTIVES  AND  BONUSES.   On  the  Human  Relations
Committee's recommendation, the Board authorized the implementation of a management by objectives bonus program tied to 1993 performance (the "M.O. Program"). Under this program, the Company's Chief Executive officer could earn a bonus of up to 100% of his base salary and the other executive officers could earn bonuses of up to 35% of their base salaries, depending upon (1) the Company meeting certain established 1993 net cash flow goals and (2) the executive officer achieving certain other pre-determined departmental and individual objectives, including objectives for regional sales and asset dispositions. In addition to the executive officers, the M.O. Program applied to all of the Company's employees, at varying bonus levels. The Board adopted similar M.O. Programs in 1994, 1995, 1996 and 1997, each having a (a) net cash flow goal, (b) a departmental goal, (c) a completion of major transactions goal and (d) a Common Stock price goal (only in 1994).

         In 1995, Mr. Rutherford received a bonus of $130,000 under the 1994 M.O. Program (based on performance goals similar to those for 1993) and a discretionary bonus of $100,000 under his employment agreement. In 1996, he received a $295,000 bonus under his employment agreement. In 1997, he received
(1) a $206,000 bonus under his new employment agreement, (2) a $100,000 bonus in connection with the Company's repayment in full of its Unsecured 12% Notes due on December 31, 1996, and (3) a $90,000 discretionary bonus that was earned during the last six months of 1996.

         Based upon the Company's cash flow and the completion of certain major corporate transactions, Mr. Jeffrey received a bonus of $40,220 in 1995 under the 1994 M.O. Program and a $15,000 advance against his anticipated 1996 bonus. He did not receive a bonus in 1996 under the 1995 M.O. Program, but did receive a bonus of $85,000 when the Foothill debt closed. In 1997, Mr. Jeffrey received
(1) a $50,000 bonus that was earned under the 1996 M.O. Program and (2) a $105,000 bonus under his new employment agreement ($15,000 of which was paid in 1998).

         Mr. Fertig received incentive compensation as a percentage of the revenues from certain of the Company's land sales. His incentive payments were $152,992 in 1995, $329,777 in 1996 and $210,997 in 1997. Mr. Fertig did not
participate in the 1995, 1996 or 1997 M.O. Programs.

         Mr. Woodbury received (1) a $20,685 bonus under the 1994 M.O. Program and incentive payments of $7,438 in 1995, (2) incentive payments of $35,015 in 1996 (and earned a $37,800 bonus under the 1996 M.O. Program that was paid to him in 1997) and (3) incentive payments of $45,308 in 1997 (and earned a $32,000 bonus under the 1997 M.O. Program that was paid to him in 1998).

         Mr. O'Grady participates in the M.O. Programs and also receives incentives on various transactions. He received incentive payments of (1) $50,000 in 1995, (2) $153,914 in 1996 ( as well as a $15,000 bonus under the
1995 M.O. Program and earned a $10,000 bonus under the 1996 M.O. Program that was paid to him in 1997) and (3) $200,781 in 1997 and earned a $10,000 bonus under the 1997 M.O. Program that was paid to him in 1998.

         See PART II. CERTAIN INFORMATION RELATING TO OFFICERS, DIRECTORS AND PRINCIPAL STOCKHOLDERS - EXECUTIVE COMPENSATION -- EMPLOYMENT AGREEMENTS --- MR. RUTHERFORD'S EMPLOYMENT AGREEMENT and --- MR. JEFFREY'S EMPLOYMENT AGREEMENT below for a detailed description of the terms of their current employment agreements and the annual incentives and bonuses contained therein.

                  LONG-TERM INCENTIVES. In 1993, the Company adopted an employee stock option plan to provide a long-term incentive compensation program for plan participants. The Compensation Committee believes that the employee stock option plan (1) links a portion of its executive officers' compensation directly to the performance of the Common Stock, which provides a strong incentive to the participants in the plan to work toward increasing Stockholder value and (2) is a valuable tool in attracting and retaining well qualified executive officers. For information concerning stock option grants to Named Executive Officers in 1995, 1996 and 1997, see PART II. CERTAIN INFORMATION RELATING TO OFFICERS, DIRECTORS AND PRINCIPAL STOCKHOLDERS - EXECUTIVE COMPENSATION - STOCK OPTION GRANTS DURING FISCAL YEAR 1997. For more information concerning the stock option grants to Mr. Rutherford and Mr. Jeffrey under their new employment agreements, see PART II. CERTAIN INFORMATION RELATING TO OFFICERS, DIRECTORS AND PRINCIPAL STOCKHOLDERS - EXECUTIVE COMPENSATION - EMPLOYMENT AGREEMENTS -- MR. RUTHERFORD'S EMPLOYMENT AGREEMENT and MR. JEFFREY'S EMPLOYMENT AGREEMENT. The number of shares of Common Stock subject to option grants to these executive officers was determined by the Compensation Committee based on its subjective evaluation of competitive industry practices, as well as the officers' positions and their contributions and anticipated contributions to the Company's business.

         The Company also agreed to make certain loans to Mr. Rutherford to permit him to purchase shares of Common Stock. The Compensation Committee views these loans as part of its long-term incentive compensation package for Mr. Rutherford. For more information about these loans, see PART I. DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL - MATTERS RELATED TO MR. RUTHERFORD'S EMPLOYMENT AGREEMENT above.

                           Compensation/Stock Option Committee

                           Messrs. DeFrancia, Koenig, Neibart and Koenigsberger (alternate)

         SUMMARY COMPENSATION TABLE. The following table summarizes the compensation accrued/paid by the Company during the periods indicated for services rendered to the Company and its subsidiaries by (1) the Company's Chief Executive Officer, (2) the four highest paid executive officers other than the Chief Executive Officer and (3) up to two other executive officers who left the employ of the Company prior to December 31, 1997, but who would have been included in (2) above if they had been officers of the Company on December 31, 1997 (the "Named Executive Officers").

                                                                                    Long Term Compensation
                                                                          ----------------------------------------
                                          Annual Compensation(1)                    Awards              Payouts
                                  --------------------------------------  -------------------------   ------------
                                                            Other          Restricted   Securities
                       Fiscal                               Annual           Stock      Underlying                    All Other
                        Year       Salary     Bonus(13)  Compensation(6)     Award(s)    Option(s)    LTIP Payouts  Compensation(7)
                       ------     --------    ---------  ---------------  -----------   -----------   ------------  ---------------

J. Larry Rutherford,     1997     $425,000    $306,000          --              -0-        3,000,000(11)     -0-          $ 3,673
President and Chief      1996      400,000     385,000          --              -0-            -0-           -0-            3,183
Executive Officer        1995      350,000     230,000          --              -0-           50,000         -0-            2,288

Thomas W. Jeffrey,       1997     $200,000    $105,000          --              -0-          250,000(12)     -0-          $ 4,563
Executive Vice           1996      175,000     135,000          --              -0-           20,000         -0-            3,403
President and Chief      1995      175,000      55,220          --              -0-           40,000         -0-            2,616
Financial Officer

Jay C. Fertig, Senior    1997     $ 70,000    $210,997(2)       --              -0-            -0-           -0-          $ 4,059
Vice President(8)        1996       70,000     329,777(2)       --              -0-           10,000         -0-            3,946
                         1995       70,000     152,992(2)       --              -0-           10,000         -0             1,922

Kimball D. Woodbury,     1997     $150,000     $77,308(9)       --              -0-            -0-           -0-          $ 3,943
Senior Vice President-   1996      135,000      72,815(9)       --              -0-           10,000         -0-             -0-
Acquisitions             1995      128,367      28,123(9)       --              -0-           10,000         -0-            1,359

Kevin M. O'Grady, Vice   1997     $100,000    $210,781(5)   $   --              -0-            -0-           -0-          $   626
President(3)             1996      100,000     178,914(5)       --              -0-            5,000         -0-             -0-
                         1995       42,433      50,000(2)    9,274              -0-            -0-           -0-             -0-

Brian  A. McLaughlin,    1997     $ 76,923    $570,269(2)   $   --              -0-            -0-           -0-        $193,445(10)
Former President -       1996      250,000     618,907(2)       --              -0-            -0-           -0-           2,250
Atlantic Gulf Land       1995      110,577      66,887(2)   24,138              -0-            -0-           -0-             -0-
Company(3)(4)

 ---------------------------

(1) Salary and commissions are included in the table on a when paid basis and bonuses are included on a when accrued basis.

(2)  These amounts consist entirely of commissions.

(3)  Messrs. O'Grady and McLaughlin joined the Company in July 1995.

(4) Mr. McLaughlin left the Company in April 1997. See PART II. CERTAIN INFORMATION RELATING TO OFFICERS, DIRECTORS AND PRINCIPAL STOCKHOLDERS - EXECUTIVE COMPENSATION -- CONSULTING, BROKERAGE AND OTHER SIMILAR
     ARRANGEMENTS WITH FORMER NAMED EXECUTIVE OFFICERS --- LP MANAGEMENT SERVICES AGREEMENT and --- OG MANAGEMENT SERVICES AGREEMENT below.

(5) The bonus amounts for Mr. O'Grady include commissions of $200,781 and $153,914 in 1997 and 1996, respectively.

(6) While the Named Executive Officers receive certain perquisites, except as stated herein, such perquisites did not exceed the lesser of $50,000 or 10% of any such officer's salary and bonus for any periods presented. Other Annual Compensation for Mr. McLaughlin included $20,413 for relocation expenses in 1995.

(7) Represents amounts contributed on the officer's behalf by the Company to its 401(k) Plan.

(8)  Mr.  Fertig  left the  Company  in  January  1998.  See  PART  II.  CERTAIN
     INFORMATION RELATING TO OFFICERS, DIRECTORS AND PRINCIPAL STOCKHOLDERS - EXECUTIVE COMPENSATION -- SEVERANCE ARRANGEMENTS and CONSULTING, BROKERAGE AND OTHER SIMILAR ARRANGEMENTS WITH FORMER NAMED EXECUTIVE OFFICERS --- EXCLUSIVE BROKERAGE AND CONSULTING AGREEMENT WITH BAYSHORE LAND GROUP, INC. below.

(9) The bonus amounts for Mr. Woodbury include commissions of $10,308, $15,783 and $7,438 in 1997, 1996 and 1995, respectively.

(10) Other compensation for Mr. McLaughlin in 1997 consists of severance of $173,077, vacation pay of $16,277 and 401(k) plan contributions of $4,091.

(11) All of these options are subject to Stockholder approval, which approval has not been obtained as the date hereof. See PART II. CERTAIN INFORMATION RELATING TO OFFICERS, DIRECTORS AND PRINCIPAL STOCKHOLDERS - EXECUTIVE COMPENSATION -- STOCK OPTION GRANTS DURING FISCAL YEAR 1997 and -- EMPLOYMENT AGREEMENTS below.

(12) Includes 200,000 options that are subject to Stockholder approval, which approval has not been obtained as the date hereof. See PART II. CERTAIN INFORMATION RELATING TO OFFICERS, DIRECTORS AND PRINCIPAL STOCKHOLDERS - EXECUTIVE COMPENSATION --STOCK OPTION GRANTS DURING FISCAL YEAR 1997 and -- EMPLOYMENT AGREEMENTS below.

(13) For more information  concerning the components of the annual bonuses,  see
     PART II. CERTAIN INFORMATION RELATING TO OFFICERS, DIRECTORS AND PRINCIPAL STOCKHOLDERS - EXECUTIVE COMPENSATION -- COMPENSATION COMMITTEE REPORT --- ANNUAL INCENTIVES AND BONUSES above.


         STOCK OPTION GRANTS DURING FISCAL YEAR 1997. The following table sets forth summary information concerning options to purchase Common Stock granted to Named Executive Officers in 1997.

-----------------------------------------------------------------------------------------------------------------------------
                                                    Percent of Total Options
                                                    Granted to Employees in   Exercise     Expiration        Grant Date
Name                               Options Granted  Fiscal Year               Price        Date              Present Value(4)
-----------------------------------------------------------------------------------------------------------------------------
J. Larry Rutherford                  3,000,000(1)               92.3%          (1)         11/17/04(1)            (1)
-----------------------------------------------------------------------------------------------------------------------------
Thomas W. Jeffrey                       50,000(2)                1.5%       $4.3125        11/17/04              $1.94
                                       200,000(3)                6.2%          (3)         11/17/04(3)            (3)
-----------------------------------------------------------------------------------------------------------------------------
Jay C. Fertig                                0                    --             --              --                --
-----------------------------------------------------------------------------------------------------------------------------
Kimball D. Woodbury                          0                    --             --              --                --
-----------------------------------------------------------------------------------------------------------------------------
Kevin M. O'Grady                             0                    --             --              --                --
-----------------------------------------------------------------------------------------------------------------------------
Brian A. McLaughlin                          0                    --             --              --                --
-----------------------------------------------------------------------------------------------------------------------------

(1) This option is subject to Stockholder approval, which approval has not been obtained as the date hereof. No portion of this option may be exercised before such approval is obtained. Assuming such approval is obtained, this option will vest in 750,000 share tranches on each of the Stockholder approval date and December 31, 1998, 1999 and 2000. If the Stockholders do not approve this option prior to September 30, 1998, the option will be deemed null and void ab initio, and Mr. Rutherford will have the right to terminate his Employment Agreement with the Company. See PART II. CERTAIN INFORMATION RELATING TO OFFICERS, DIRECTORS AND PRINCIPAL STOCKHOLDERS - EXECUTIVE COMPENSATION -- EMPLOYMENT AGREEMENTS --- MR. RUTHERFORD'S EMPLOYMENT AGREEMENT below. The per share exercise price of this option will be the fair market value of the Common Stock on the date the Stockholders approve the option agreement. The grant date present value of this option cannot be determined until exercise price is set.

(2) This option will vest according to the following schedule: (a) options for 16,667 shares of Common Stock vested on November 17, 1997, (b) options for 16,667 shares will vest on June 30, 1998 and (c) options for 16,666 shares will vest on June 30, 1999.

(3) This option is subject to Stockholder approval, which approval has not been obtained as the date hereof.. No portion of this option may be exercised before such approval is obtained. Assuming such approval is obtained, this option will vest according to the following schedule: (a) options for 66,667 shares will vest on each of the Stockholder approval date and June 30, 1998 and (b) options for 66,666 shares will vest on June 30, 1999. If the Stockholders do not approve this option on or before September 30, 1998, the option will expire retroactively to its original grant date, and Mr. Jeffrey will have the right to terminate his Employment Agreement with the Company. See PART II. CERTAIN INFORMATION RELATING TO OFFICERS, DIRECTORS AND PRINCIPAL STOCKHOLDERS - EXECUTIVE COMPENSATION -- EMPLOYMENT AGREEMENTS --- MR. JEFFREY'S EMPLOYMENT AGREEMENT below. The per share exercise price of this option will be the fair market value of the Common Stock on the date the Stockholders approve the option agreement. The grant date present value of this option cannot be determined until exercise price is set.

(4) The grant date present values are calculated based on the "risk-free" Black-Scholes model. The assumptions used in the calculations include an expected volatility of .417, a rate of return of 5.8%, no dividend yield and a time to exercise of five years.

         AGGREGATED STOCK OPTION EXERCISES IN FISCAL YEAR 1997 AND STOCK OPTION VALUES AT DECEMBER 31, 1997. The following table sets forth information concerning options to purchase Common Stock held by each of the Named Executive Officers during fiscal year 1997 and the value of their unexercised options at December 31, 1997. None of the Named Executive Officers exercised any options to purchase Common Stock during fiscal year 1997.

                                                               Number of Securities                   Value of
                                                                    Underlying                      Unexercised
                              Shares                               Unexercised                     In-the-Money
                             Acquired                               Options at                      Options at
                                on             Value             December 31, 1997             December 31, 1997(1)
                             Exercise         Realized      Exercisable     Unexercisable   Exercisable Unexercisable
                             --------         --------      -----------     -------------   ----------- -------------

    J. Larry Rutherford         -0-           $  -0-          192,500         3,082,500      $   -0-     $    -0-
    Thomas W. Jeffrey           -0-              -0-           74,667           295,333        3,125        6,250
    Jay C. Fertig               -0-              -0-           18,000            22,000          -0-          -0-
    Kimball D. Woodbury         -0-              -0-           18,000            22,000          -0-          -0-
    Kevin M. O'Grady            -0-              -0-            -0-               -0-            -0-          -0-
    Brian A. McLaughlin         -0-              -0-            -0-               -0-            -0-          -0-

----------------
(1) Represents the difference between the fair market value of the Common Stock on December 31, 1997 (i.e., $4.50 per share) and the per share exercise prices of the options.

         DEFINED BENEFIT RETIREMENT PLAN. The Company has a defined benefit plan (the "Retirement Plan") that covers most employees who met certain age and service requirements before December 31, 1990. The Retirement Plan was amended in 1990 to fix benefits and service accruals as of December 31, 1990. The following table reflects estimated annual benefits payable on retirement under the Retirement Plan in the form of a life annuity. Because credited service ceased in 1990 and none of the Company's executive officers has 15 years of credited service, the table does not display more than 15 years. Benefits payable under the Retirement Plan are subject to certain limitations imposed by the Internal Revenue Code of 1986, as amended (the "Code"), and benefits in certain situations may be subject to offsets for Social Security.

----------------------------------------------------------------------------------------------------------
                                                                  Years of Credited Service
                                                  --------------------------------------------------------
                                                             5                 10                 15
   Assumed Highest Average Compensation                      -                 --                 --
----------------------------------------------------------------------------------------------------------
                $ 75,000                                  $4,467            $ 8,935            $13,402
----------------------------------------------------------------------------------------------------------
                 100,000                                   6,155             12,310             18,465
----------------------------------------------------------------------------------------------------------

         Because of the 1990 amendment to the retirement Plan, of the executive officers named in the Summary Compensation Table, only Mr. Fertig and Mr. Woodbury are entitled to participate in the Retirement Plan. Their credited service is frozen at 6 and 10 years, respectively, and their benefits are fixed at their average salaries for the five years ended December 31, 1990 of $46,454 and $50,192, respectively.

         EMPLOYMENT AGREEMENTS. Defined terms used in each of the subsections of this section are applicable solely for purposes of the subsection in which they are used and not for any other purpose, section or subsection herein.

                  MR. RUTHERFORD'S EMPLOYMENT AGREEMENT. On November 17, 1997, Mr. Rutherford and the Company entered into that certain Employment Agreement (as amended on November 26, 1997, and on December 29, 1997), pursuant to which the Company agreed to continue to employ Mr. Rutherford as President and Chief Executive Officer of the Company for the period commencing on and as of July 1, 1997 and ending on December 31, 2000, unless terminated sooner in accordance with its terms.

         Pursuant to his Employment Agreement, Mr. Rutherford will be paid a base salary of $450,000 per year ("Base Salary"). Beginning January 1, 1999, the Base Salary will be reviewed, at least annually, by the Board. Mr. Rutherford received a bonus in the amount of $206,000 on the date he signed his Employment Agreement. Mr. Rutherford is eligible to receive annual bonuses in 1998 and 1999 ("Bonuses"), as described below, and a Warrant Reset Bonus, as described below. The Bonuses and the Warrant Reset Bonus are collectively referred to herein as Mr. Rutherford's "Incentive Compensation." See PART I. DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL - MATTERS RELATED TO MR. RUTHERFORD'S EMPLOYMENT AGREEMENT -- PERFORMANCE OBJECTIVES FOR MR. RUTHERFORD'S 1998 BONUS, -- PAYMENT OF 50% OF MR. RUTHERFORD'S 1998 BONUS IN COMMON STOCK and -- PAYMENT OF 50% OF MR. RUTHERFORD'S WARRANT RESET INCENTIVE IN COMMON STOCK above for a description of Mr. Rutherford's Incentive Compensation.

         Mr. Rutherford's Employment Agreement provides for other fringe benefits, including participation in medical, dental, hospitalization, accidental death and dismemberment, disability, travel and life insurance plans and any and all other welfare or benefit plans offered by the Company to its executives, including savings, pension, profit-sharing and deferred compensation plans.

         The Company has granted Mr. Rutherford an option (the "Option") to acquire up to 3,000,000 shares of Common Stock. The terms of the Option are set forth in that certain Stock Incentive Plan and Agreement for Mr. Rutherford, dated as of November 17, 1997 (the "Option Agreement"). See PART I. DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL - STOCK OPTION AGREEMENTS -- STOCK INCENTIVE PLAN AND AGREEMENT FOR MR. RUTHERFORD above for a complete description of the terms of the Option and Option Agreement.

         In accordance with the terms of his Employment Agreement, subject to compliance with applicable margin rules, the Company agreed to loan Mr. Rutherford $199,000 in 1997, and, subject to obtaining Stockholder approval, agreed to loan him an additional $199,000 in 1998 (the "Recourse Loans"), to be used by Mr. Rutherford to purchase Common Stock in the NASDAQ National Market or from third parties. In addition, subject to prior approval of the Stockholders, Mr. Rutherford has agreed to purchase $600,000 of Common Stock from the Company. Subject to compliance with the applicable margin rules, the Company has agreed to loan Mr. Rutherford $600,000 to fund such purchase (the "$600,000 Loan"). See
PART I. DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL - MATTERS RELATED TO MR. RUTHERFORD'S EMPLOYMENT AGREEMENT -- LOANS BY THE COMPANY TO MR. RUTHERFORD FOR THE PURCHASE OF COMMON STOCK IN THE MARKET OR IN PRIVATE TRANSACTIONS and -- PURCHASE OF COMMON STOCK FROM THE COMPANY AND THE $600,000 LOAN BY THE COMPANY TO MR. RUTHERFORD OF THE PURCHASE PRICE FOR SUCH COMMON STOCK above for a complete description of the terms of the Recourse Loans and $600,000 Loan.

         The Company has the right, in its sole and absolute discretion, to terminate Mr. Rutherford's employment with the Company for cause, as defined in Mr. Rutherford's Employment Agreement. Upon the occurrence of any such termination, Mr. Rutherford will be entitled to receive (1) any accrued and unpaid Base Salary through the termination date and (2) any accrued and earned but unpaid Incentive Compensation for bonus periods ending on or before the termination date. Any and all unexercised and unvested Options will terminate 5 business days after the termination date.

         Mr. Rutherford's Employment Agreement will terminate on his death, and the Company will have the right to terminate Mr. Rutherford's employment with the Company if Mr. Rutherford, as a result of physical or mental disability (as defined in his Employment Agreement), is unable to perform his duties for a period of 180 days in any 12-month period. Upon the occurrence of such termination, Mr. Rutherford (or his estate, in the case of his death) will be entitled to receive (1) any accrued and unpaid Base Salary through the termination date, (2) any accrued and earned but unpaid Incentive Compensation for bonus periods ending on or before the termination date and (3) 6 months additional Base Salary according to the Company's normal payroll schedule. Any and all unexercised and unvested Options will terminate 90 days after the termination date.

         Finally, the Company has the right at all times, in its sole and absolute discretion, to terminate Mr. Rutherford's employment without cause. Upon the occurrence of any such termination, Mr. Rutherford will be entitled to receive (1) any accrued and unpaid Base Salary through the termination date, (2) any accrued and earned but unpaid Incentive Compensation for bonus periods ending on or before the termination date and (3) his Base Salary (according to the Company's normal payroll schedule) until the earlier of (a) 2 years from the date of termination or (b) December 31, 2000. Any and all unexercised and unvested Options will terminate 90 days after the termination date.

         Mr. Rutherford has the right at all times, on 60 days' written notice, to terminate his employment with the Company. Upon any such termination (other than by Mr. Rutherford for good reason, as defined below), Mr. Rutherford will be entitled to receive (1) any accrued and unpaid Base Salary through the termination date and (2) any accrued and earned but unpaid Incentive Compensation for bonus periods ending on or before the termination date. Any and all unexercised and unvested Options will terminate 30 days after the termination date.

         In the event the Stockholders do not approve his Option Agreement, Mr. Rutherford has the right to terminate his employment with the Company for good reason at any time before October 15, 1998. Upon any such termination, Mr. Rutherford will be entitled to receive (1) any accrued and unpaid Base Salary through the termination date, (2) any accrued and earned but unpaid Incentive Compensation for bonus periods ending on or before the termination date and (3) a pro rata share of any Incentive Compensation (to the extent earned) for the bonus period including the termination date. In addition, all of the restrictive covenants in the Employment Agreement applicable to Mr. Rutherford will terminate. Any and all unexercised and unvested Options will terminate 30 days after the termination date.

         At all times while he is employed by the Company and unless (1) his employment with the Company is terminated by the Company prior to the expiration of his Employment Agreement without cause or (2) he terminates his employment with the Company for good reason, for a 2-year period following termination of his employment with the Company, Mr. Rutherford is prohibited from competing, directly or indirectly, with the Company (with certain limited exceptions, as set forth in his Employment Agreement). He is also prohibited at any time from disclosing, using to the detriment of the Company or for the benefit of any other persons or misusing the Company's confidential information. Finally, during his employment and for a 2-year period following termination of his employment for any reason, he is prohibited from (a) employing or attempting to employ any Company employee unless such employee has not been employed by the Company for a period in excess of 6 months or (b) calling on or soliciting actual or prospective clients of the Company on behalf of any competitor of the Company.

         Mr.  Rutherford's  Employment  Agreement provides that, for purposes of
Section 162(m) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder ("Section 162(m)"), for each fiscal year of the Company, payment of the portion of Mr. Rutherford's Incentive Compensation earned for that fiscal year that would not otherwise be deductible by reason of Section 162(m) (the "Section 162(m) Portion") shall be subject to the following conditions: (1) the Objectives for such year shall be determined by the Compensation Committee at such times as may be required for the Section 162(m) Portion to be deductible under Section 162(m), (2) the Company's attainment of the Objectives shall be determined by the Compensation Committee, in its sole discretion, (3) payment of the Section 162(m) Portion shall be subject to the prior approval of the Stockholders of the material terms of such Objectives (including the maximum amount of compensation that may be paid to Mr. Rutherford for any calendar year) and (4) the sum of the Incentive Compensation and the Warrant Reset Incentive payable to Mr. Rutherford in any calendar year shall not exceed $1 million. Notwithstanding any other provision of Mr. Rutherford's Employment Agreement, compensation otherwise payable to Mr. Rutherford thereunder that, for any calendar year, does not meet one of the exceptions to the deduction limitation in Section 162(m), will not, for such year, exceed the Section 162(m) deduction limitation. In addition, the grant of the Option to Mr. Rutherford and any rights to purchase Common Stock for a nonrecourse note will be subject to and conditioned upon (a) approval of the Compensation Committee and (b) approval by the Stockholders of Mr. Rutherford's Option Agreement. As discussed above, the 1998 Recourse Loan to Mr. Rutherford also will require Stockholder approval.

                  MR. JEFFREY'S EMPLOYMENT AGREEMENT. On November 17, 1997, Mr. Jeffrey and the Company entered into that certain Employment Agreement, effective as of July 1, 1997, pursuant to which the Company agreed to continue to employ Mr. Jeffrey as Executive Vice President and Chief Financial Officer of the Company for the period commencing on July 1, 1997 and ending on June 30, 1999, unless terminated sooner in accordance with the terms thereof.

         Pursuant to his Employment Agreement, Mr. Jeffrey (1) was paid at an annual rate of $200,000 for the last 6 months of 1997 and (2) is to be paid an annual base salary of $225,000 per year starting in 1998 ("Base Compensation"). Mr. Jeffrey is eligible to receive an annual bonus, to the extent earned (a "Performance Bonus"), of up to 50% of his Base Compensation, based upon the Company's and his performance. Performance Bonuses will be determined based upon objectives and other criteria set by the President and approved by the Board in consultation with Mr. Jeffrey. Mr. Jeffrey received a cash bonus of $90,000 when he signed his Employment Agreement in payment for his agreement to terminate his employment arrangement with the Company that was authorized by the Board on
December 9, 1996. The $90,000 will be applied against Mr. Jeffrey's 1997 Performance Bonus.

         Mr. Jeffrey's Employment Agreement also provides that he will be entitled to such other fringe benefits and perquisites as are provided to any or all of the Company's senior executives, including (but not limited to), life insurance and health insurance, four weeks of paid vacation, the right to participate in the Company's 401K plan, a Company leased car and up to $1,000 per year of tax planning and return preparation services.

         The Company granted Mr. Jeffrey, effective as of November 17, 1997, an Option to acquire up to 50,000 shares of Common Stock (the "Existing Plan Option"). The terms of the Existing Plan Option are set forth in that certain Existing Plan Stock Option Agreement, dated as of November 17, 1997 (the "Existing Plan Option Agreement"), a copy of which is attached as Exhibit A to Mr. Jeffrey's Employment Agreement. The Existing Plan Option has a 7-year term. The exercise price of the Existing Plan Option is $4.3125 per share. Existing Plan Options to purchase 16,667 shares of Common Stock became exercisable on November 17, 1997. Existing Plan Options to purchase another 16,667 shares of Common Stock will become exercisable on June 30, 1998, and Existing Plan Options to acquire the final 16,666 shares of Common Stock will become exercisable on June 30, 1999. The Existing Plan Option will become immediately exercisable in full if a "change of control" of the Company (as defined in the Option Agreements) occurs or if a committee of outside directors appointed by the Board or the Board gives 30 days' notice canceling, effective on the date of consummation of certain major transactions (specified in the Existing Plan Option Agreement), any Existing Plan Option that remains unexercised on such date.

         The Company also granted Mr. Jeffrey, effective as of November 17, 1997, an Option to acquire up to another 200,000 shares of Common Stock (the "New Plan Option"). The terms of the New Plan Option are set forth in that certain New Plan Stock Option Agreement, dated as of November 17, 1997 (the "New Plan Option Agreement"). See PART I. DESCRIPTION OF PROPOSALS SUBMITTED FOR STOCKHOLDER APPROVAL - STOCK OPTION AGREEMENTS -- NEW STOCK OPTION PLAN AND AGREEMENT FOR MR. JEFFREY above for a complete description of Mr. Jeffrey's New Plan Option and New Plan Option Agreement.

         The Company has the right to terminate Mr. Jeffrey's employment with the Company for cause, as defined in Mr. Jeffrey's Employment Agreement. Upon any such a termination, Mr. Jeffrey will not be entitled to receive any further compensation, and all of his Options will terminate 5 business days after the termination date.

         Mr. Jeffrey's Employment Agreement will terminate immediately upon his death or total and permanent disability (i.e., if he is unable to perform his regular duties for 180 or more consecutive days). Upon such a termination, Mr. Jeffrey or his estate will be entitled to receive (1) any accrued but unpaid Base Compensation through the termination date, (2) any accrued and earned but unpaid Performance Bonus and (3) a severance payment equal to 6 months of Base Compensation. Any and all unexercised and unvested Options will terminate 90 days after the termination date.

         The Company also has the right, upon 60 days' notice, to terminate Mr. Jeffrey's employment without cause. Upon any such termination, Mr. Jeffrey will be entitled to receive (1) any Performance Bonus earned but unpaid and (2) a cash severance payment in the amount of $300,000, payable bi-weekly over the twelve-month period following the termination date. The Company will continue Mr. Jeffrey's (a) leased car expense reimbursement and his tax preparation reimbursement for a period of 3 months following the termination date or, alternatively, pay Mr. Jeffrey the after-tax equivalent of such benefits and (b) insurance benefits for a period of 12 months following the termination date or, alternatively, pay Mr. Jeffrey the after-tax equivalent of such benefits. The Company also will pay, on Mr. Jeffrey's behalf, up to $10,000 of out placement service costs. Any and all unexercised and unvested Options will terminate 90 days after the termination date.

         Mr. Jeffrey has the right, on 90 days' written notice, to terminate his employment with the Company. Upon any such termination (but not in the event such termination arises out of the failure of the Stockholders to approve the New Plan Option Agreement on or before September 30, 1998), Mr. Jeffrey will be not be entitled to receive any further compensation, and any and all unexercised and unvested Options will terminate 30 days after the termination date.

         If the Stockholders do not approve his New Plan Option Agreement on or before September 30, 1998, Mr. Jeffrey will have the right to terminate his employment for good reason at any time prior to the earlier of 15 days following disapproval by the Stockholders or October 15, 1998. Upon such a termination, Mr. Jeffrey will be entitled to receive (1) accrued but unpaid Base Compensation through the termination date and (2) accrued and earned but unpaid Performance Bonus, if any. In addition, if, and only to the extent that the Performance Bonus would have been payable to Mr. Jeffrey for the bonus period in which Mr. Jeffrey terminates his employment for good reason based upon satisfaction of the pre-determined objectives set by the President and approved by the Board, Mr. Jeffrey will be entitled to receive a pro rata share of his Performance Bonus that is earned for the bonus period in which his employment terminates. All New Plan Options will terminate automatically if the Stockholders do not approve the New Plan Option Agreement on or before September 30, 1998, whether or not Mr. Jeffrey terminates his employment for good reason. Any and all unexercised and unvested Existing Plan Options will terminate 30 days after the termination date in the event Mr. Jeffrey terminates his employment for good reason.

         At all times while he is employed by the Company, Mr. Jeffrey is prohibited from competing, directly or indirectly, with the Company in the real estate development and sales business in the State of Florida. He is also prohibited at any time from disclosing or using any of the Company's confidential information except as required by the performance of his duties and solely for the Company's benefit except as may be required by any law or court order. Finally, during his employment and for a period of 180 days following the termination of his employment with the Company, Mr. Jeffrey is prohibited from soliciting, encouraging or inducing any employee of the Company to leave his employment with the Company.

SEVERANCE ARRANGEMENTS

         MR. FERTIG'S TERMINATION AGREEMENT. On January 16, 1998, Mr. Fertig and the Company entered into that certain Termination of Employment Agreement (the "Termination Agreement") pursuant to which Mr. Fertig left the employ of the Company effective as of the same date. Pursuant to Mr. Fertig's Termination Agreement, the Company agreed to pay Mr. Fertig (1) termination pay equal to 12 months base salary (i.e., $200,000), less all applicable withholding amounts, in 26 bi-weekly installments, beginning on January 17, 1998 and ending on January 16, 1999, (2) for all accrued and unused vacation time and (3) all bonuses, overrides and the like for the fiscal year ended December 31, 1997. The Company also agreed to maintain in force Mr. Fertig's group insurance through January 31, 1999. Mr. Fertig will be eligible for COBRA continuation coverage effective February 1, 1999. The Company will continue to pay for Mr. Fertig's leased vehicle through September 15, 1999. Mr. Fertig (X) waived any and all employment/termination of employment claims he might have against the Company,
(Y) agreed not to disclose or make use of any Company confidential information and (Z) agreed during the 12-month termination pay payout period to reasonably cooperate with and assist the Company concerning matters he worked on while employed by the Company (and the Company agreed to reimburse Mr. Fertig for any reasonable out-of-pocket expenses he incurred in connection with providing such cooperation and assistance).

CONSULTING, BROKERAGE AND OTHER SIMILAR ARRANGEMENTS WITH FORMER NAMED EXECUTIVE OFFICERS

         EXCLUSIVE BROKERAGE AND CONSULTING AGREEMENT WITH BAYSHORE LAND GROUP, INC. On January 16, 1998, the Company entered into an Exclusive Brokerage and Consulting Agreement, dated as of the same date (the "Bayshore Agreement"), with Bayshore Land Group, Inc. ("Bayshore"). Mr. Fertig, who terminated his employment with the Company in January 1998, is the president and a stockholder of Bayshore.

         Pursuant to the Bayshore Agreement, the Company has retained Bayshore, on an exclusive basis, to serve as its exclusive broker, and as a consultant to the Company, in connection with the advertising, marketing, promotion and sale of certain Company-owned Tracts (as identified therein), Lots (as identified therein) and one Commercial Parcel (as identified therein), all located in Florida and Tennessee (collectively, the "Property").

         The term of the Bayshore Agreement is one year for the sale of Tracts, two years for the sale of Lots and two years for the sale of the Commercial Parcel. In consideration for Bayshore's services, the Company agreed to pay Bayshore the following commissions ("Commissions"): (1) 6% of the gross sales price for the sale of certain Lots and Tracts that were already under contract at the time the parties entered into the Bayshore Agreement, (2) 6% of the gross sales price for all other Lots and Tracts (3.5% in the case of certain sales in the Sabal Trace development), and (3) 4% of the gross sales price of the Commercial Parcel (6% of the gross sales price if a co-broker is retained, but Bayshore will be responsible for paying the co-broker). From January 16, 1998 through March 31, 1998, the Company paid a total of $284,126 in commissions to Bayshore.

         The Company may terminate the Bayshore Agreement (1) without cause (as defined therein) at any time upon thirty days prior written notice to Bayshore and (2) at any time with cause (as defined therein). In the event of a termination without cause, the Company has agreed to pay Bayshore (a) all Commissions payable under the Bayshore Agreement with respect to sales under contract on the termination date which close thereafter, (b) subject to (c) below, in the case of all properties not under contract on the termination date, between 3% and 6% of the listing price for the Properties (as shown on an attachment to the Bayshore Contract) depending on when the Bayshore Agreement is terminated and (c) if a Property not under contract on the termination date is sold within 120 days after the termination date, the full Commission on the Property (less amounts already paid under (b) above) with respect to sales to parties to whom Bayshore showed the Property prior to the termination date.

         LP MANAGEMENT SERVICES AGREEMENT. On July 1, 1997, the Company entered into a Management Services Agreement (the "LP Management Agreement") with Development Management Group, Inc. ("DMG"), pursuant to which the Company retained DMG to provide certain development and operating management services to the Company's LaBelle Plantations project (the "Project") on behalf of the Company. Mr. McLaughlin, who terminated his employment with the Company in April 1997, is the president and a stockholder of DMG.

         Pursuant to the LP Management Agreement, DMG agreed to (1) oversee the design, development, sales, marketing and day-to-day operations of the Project and (2) obtain all necessary development approvals for the project. The term of the LP Management Agreement was scheduled to expire on the earliest to occur of
(a) the sale of the last plantation (the Project consists of several smaller plantation tracts), (b) December 31, 1999 or (c) the early termination date, as described below. In consideration for DMG's services, the Company agreed to pay DMG (a) a base fee of $6,000 per month ("Base Fee") and (b) incentive compensation equal to 5% of the gross amount of all sales, transfers or dispositions relating to the Project ("Incentive Compensation").

         The Company terminated the LP Management Agreement without cause in March 1998. In accordance with the terms of the LP Management Agreement, the Company agreed to pay DMG any Base Fee earned through the termination date plus six months additional Base Fee, and DMG will retain any rights it may have to Incentive Compensation earned but unpaid as of the termination date.

         OG MANAGEMENT SERVICES AGREEMENT. On July 1, 1997, the Company entered into a Management Services Agreement (the "OG Management Agreement") with DMG and Ocean Grove Associates, Ltd., a Florida limited partnership ("OGLP"). The Company is the parent of Ocean Grove, Inc. ("OGI"). OGI is the general partner of OGLP. OGLP owns a project in Jupiter, Florida (the "Project"). Pursuant to the OG Management Services Agreement, the Company, OGLP and OGI retained DMG to provide certain development and operating management services to the Project on behalf of OGLP. As discussed above, Mr. McLaughlin, who terminated his employment with the Company in April 1997, is the president and a stockholder of DMG.

         Pursuant to the OG Management Agreement, DMG agreed to (1) oversee the redesign, development and construction, sales, marketing and day-to-day operations and (2) obtain all approvals necessary to commence construction, of the Project. The term of the OG Management Agreement was scheduled to expire on the earliest to occur of (a) the receipt of the certificate of occupancy for the last building to be built on the Project and the sale of the last residential unit and/or cabana, (b) December 31, 2003 or (c) the termination date, as described below. In consideration for DMG's services, OGLP agreed to pay DMG (i) a base fee of $15,000 per month ("Base Fee"), provided that in no event will the Base Fee exceed 5% of the projected total gross sales from the Project, (ii) incentive compensation equal to 1.5% of the gross amount of all sales, transfers or dispositions relating to the Project ("Incentive Compensation") and (iii) bonus compensation in an amount equal to 1% of the gross sales amount of all sales, transfers and dispositions relating to the Project upon repayment to OGLP of its equity capital invested in the Project.

         OGLP terminated the OG Management Agreement without cause in March 1998. In accordance with the terms of the OG Management Agreement, OGLP agreed to pay DMG any Base Fee earned through the termination date plus six months additional Base Fee, and DMG will retain any rights it may have to Incentive Compensation earned but unpaid as of the termination date.

STOCK PERFORMANCE GRAPH

         Set forth below is a performance graph comparing the total cumulative return on the Common Stock since it commenced trading on December 31, 1992 through December 31, 1997 with the NASDAQ Composite Index and a group of peer companies. Returns are based on the change in month-end to month-end price and assume reinvested dividends. These calculations assume the value of an investment in the Common Stock, the NASDAQ Composite Index and the peer group was $100 on December 31, 1992.

         The peer companies selected are in the real estate development business. They are AMREP Corp., Atlantic Gulf Communities Corporation, Avatar Holdings, Killearn Properties, Inc., MDC Holdings, Inc. and Newhall Land and Farming Co. Patten Corp., which had been included in the peer group in prior years, ceased trading in 1996 and is excluded from the peer group.


                     COMPARISON OF CUMULATIVE TOTAL RETURNS


          [THE FOLLOWING TABLE IS REPRESENTATIVE OF A GRAPHIC CHART]



---------------------------------------------------------------------------------------------------
                                                  Fiscal Year Ended December 31,
---------------------------------------------------------------------------------------------------
                                 1992        1993       1994       1995       1996       1997
---------------------------------------------------------------------------------------------------
Atlantic Gulf                    100.0       152.94     171.042    147.07     91.175     105.88
---------------------------------------------------------------------------------------------------
Peer Group                       100.0       130.196    114.51     128.36     130.49     174.33
---------------------------------------------------------------------------------------------------
Nasdaq Composite Index           100.0       119.00     115.00     161.00     198.00     241.00
---------------------------------------------------------------------------------------------------


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         INDEMNIFICATION ARRANGEMENTS. The charter and bylaws of the Company provide for indemnification of its directors and officers, and the advancement to them of expenses in connection with proceedings and claims, to the fullest extent permitted by the Delaware General Corporation Law. During 1997, the Company entered into indemnification and release agreements with each of its Former Directors, which agreements became effective as of the Closing. The agreements provide for indemnification and expense advancement, including related provisions meant to facilitate the Former Directors' receipt of such benefits, and certain releases. Under such agreements, the Company for itself, its subsidiaries and any other entities that the Company controls released each of the Former Directors from any and all claims that any of such entities may have against the Former Directors. In addition, the Company has purchased customary directors' and officers' liability insurance policies for its directors and officers. The Investment Agreement also provides for continuing indemnification following the Closing for the Company's directors to the fullest extent provided by law, as well as continuing coverage under the Company's directors' and officers' liability insurance policies. Finally, Messrs. Rutherford's and Jeffrey's Employment Agreements contain indemnification provisions.

         FEBRUARY 1997 PAYMENT TO MR. APTHORP. In February 1997, the Company paid to Mr. Apthorp, then Chairman of the Board, $250,000 as compensation for his services in connection with the Company obtaining the release in January 1997 of approximately $12.1 million in cash, $4.2 million in principal amount of Unsecured 12% Notes and $2 million in principal amount of the Unsecured Cash Flow Notes held in trust under the Reorganization Plan for the benefit of certain purchasers of lots from the Company's predecessor company.

         MR. APTHORP'S EMPLOYMENT AGREEMENT. On July 1, 1997, the Company and Mr. Apthorp entered into that certain Employment Agreement, pursuant to which the Company retained Mr. Apthorp, in the position of "Chairman Emeritus," principally to coordinate the Company's statewide governmental relations program. The term of Mr. Apthorp's Employment Agreement commenced on July 1, 1997 and will terminate on June 30, 1999, unless terminated sooner in accordance with the terms thereof.

         Pursuant to his Employment Agreement, Mr. Apthorp is (1) paid an annual salary of $175,000 and (2) eligible to receive an annual bonus as determined by the Board in its sole discretion, based on Mr. Apthorp's performance. Mr. Apthorp is also eligible to receive such comparable fringe benefits and perquisites as may be provided to the Company's other senior executives.

         The Company has the right to terminate Mr. Apthorp's employment for cause, as defined in Mr. Apthorp's Employment Agreement. Upon any such a termination, Mr. Apthorp will not be entitled to receive any further compensation, bonus or benefits.

         Mr. Apthorp's Employment Agreement will terminate immediately upon his death or total and permanent disability (i.e., if he is unable to perform his regular duties for 180 or more consecutive days). Upon such a termination, Mr. Apthorp will not be entitled to any further compensation, bonus or benefits, except he shall continue to be eligible to receive disability and life insurance benefits.

         The Company also has the right, upon 90 days' written notice, to terminate Mr. Apthorp's employment without cause. Upon any such termination, Mr. Apthorp will be entitled to receive his base compensation through the remainder of the term of his Employment Agreement.

         Mr. Apthorp has the right, on 90 days' written notice, to terminate his employment with the Company. Upon any such termination, Mr. Apthorp will not be entitled to receive any further compensation, bonus or benefits.

         At all times while he is employed by the Company, Mr. Apthorp is prohibited from disclosing or using any of the Company's confidential information except as required by the performance of his duties and solely for the Company's benefit. During his employment and for a period of 180 days following the termination of his employment with the Company, Mr. Apthorp is prohibited from soliciting, encouraging or inducing any employee of the Company to leave his employment with the Company.

         STOCK  PURCHASES  BY APOLLO  PURSUANT  TO THE  TERMS OF THE  INVESTMENT
AGREEMENT. During 1997, Apollo, pursuant to the terms of the Investment Agreement, made the following purchases of Series A Preferred Stock and Investor
Warrants:

         - On June 24, 1997, Apollo purchased 553,475 shares of Series A Preferred Stock and Investor Warrants to purchase an additional 1,106,950 shares of Common Stock for an aggregate purchase price of $5,534,752.

         - On June 30, 1997, Apollo purchased an additional 334,000 shares of Series A Preferred Stock and Investor Warrants to purchase an additional 668,000 shares of Common Stock for an aggregate purchase price of $3,340,000.

         - On July 31, 1997, Apollo purchased an additional 850,000 shares of Series A Preferred Stock and Investor Warrants to purchase an additional 1,700,000 shares of Common Stock for an aggregate purchase price of $8,500,000.

         - On August 7, 1997, Apollo purchased an additional 259,000 shares of Series A Preferred Stock and Investor Warrants to purchase an additional 518,000 shares of Common Stock for an aggregate purchase price of $2,590,000.

         - On October 6, 1997, Apollo purchased an additional 100,000 shares of Series A Preferred Stock and Investor Warrants to purchase an additional 200,000 shares of Common Stock for an aggregate purchase price of $1,000,000.

         - On November 7, 1997, Apollo purchased an additional 180,000 shares of Series A Preferred Stock and Investor Warrants to purchase an additional 360,000 shares of Common Stock for an aggregate purchase price of $1,800,000.

         - On December 8, 1997, Apollo purchased an additional 50,000 shares of Series A Preferred Stock and Investor Warrants to purchase an additional 100,000 shares of Common Stock for an aggregate purchase price of $500,000.

         - On March 31, 1998, Apollo purchased an additional 173,525 shares of Series A Preferred Stock and Investor Warrants to purchase an additional 347,050 shares of Common Stock for an aggregate purchase price of $1,735,248.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the directors and certain officers of the Company and beneficial owners of more than ten percent (10%) of the Company's Common Stock to file reports of securities ownership and changes in such ownership with the SEC. Based solely upon a review of the copies of such forms furnished to the Company and the representations made by such persons to the Company, the Company believes that during fiscal year 1997 its directors, officers and ten percent beneficial owners complied with all filing requirements under Section 16(a) of the Exchange Act, with the exception of (1) Mr. McLaughlin who filed one Form 4 late and (2) Mr. Weed who filed a Form 3 late.

PART III.    OTHER

RELATIONSHIP WITH INDEPENDENT AUDITORS

         The Company has selected the firm of Ernst & Young LLP to serve as its independent auditors for the current fiscal year. Representatives of Ernst & Young LLP are expected to be present at the Meeting, will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

STOCKHOLDER PROPOSALS

         Proposals of Stockholders intended to be presented at the Annual Meeting of Stockholders in 1999 must be received by the Secretary of the Company at the Company's principal office in Miami, Florida, on or before December 31, 1998, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Proposals must be in writing and sent via registered, certified or express U.S. mail, return receipt requested, or by international overnight delivery or courier service. Facsimile or other forms of electronic submission will not be accepted.

SOLICITATION OF PROXIES

         The accompanying form of proxy is being solicited on behalf of the Board. The expense of solicitation of proxies for the Meeting will be paid by the Company. In addition to the mailing of the proxy material, such solicitation may be made in person or by written communication, telephone, facsimile or telegraph by directors, officers or employees of the Company and its subsidiaries.

ANNUAL REPORT ON FORM 10-K, AS AMENDED BY THAT CERTAIN AMENDMENT ON FORM 10-K/A

         The Company will provide, without charge, to each person solicited by this Proxy Statement, on the written request of any such person, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (including financial statements and the schedules thereto, but excluding exhibits thereto), as amended by the certain Amendment to Annual Report on Form 10-K/A for the fiscal year ended December 31, 1997, as filed with the Securities and Exchange Commission for its most recent fiscal year. Such written request should be directed to the Investor Relations Department at the Miami, Florida, address of the Company appearing on the first page of this Proxy Statement.



                               By Order of the Board of Directors of
                               Atlantic Gulf Communities Corporation


                               Joel K. Goldman
                               Vice President, Secretary and General Counsel

                                                                      APPENDIX A


             PROPOSAL TO AMEND THE COMPANY'S RESTATED CERTIFICATE OF
                  INCORPORATION TO EFFECT THE PROPOSED REVERSE
                            AND FORWARD STOCK SPLITS

A.       1-FOR-100 REVERSE STOCK SPLIT

         Resolved, that the Board finds it advisable that (a) Article Fourth of the Company's Restated Certificate of Incorporation (the "Certificate") be amended to effect a reverse stock split (the "Reverse Split") of the Company's issued and outstanding common stock ("Common Stock") as of the close of business on the effective date of the amendment, pursuant to which each 100 shares then outstanding will be converted into one share, and to effect a forward stock split (the "Forward Split," which, along with the Reverse Split, are collectively referred to as the "Stock Splits") of the Company's Common Stock as of 6:00 a.m. (Florida time) on the day following the effective date of the Reverse Split, pursuant to which each share of Common Stock then outstanding as of such date and time will be converted into 100 shares of the Company's Common Stock, (b) Sections 3(d) of each of Annex A and Annex B of the Certificate be amended to permit the Stock Splits, and (c) directs that the proposed amendments be submitted to the stockholders for their consideration and approval.

         Resolved further, that prior to the Company's annual meeting of stockholders in 1999, on the condition that no other amendment to the Company's Certificate shall have been filed after June 24, 1998 effecting a Reverse Split of the Common Stock, the Company's Certificate shall be amended by the addition of the following provisions:

         The following provision shall be added to Article Fourth of the Company's Certificate:

         As of 5:00 p.m. (Florida time) on the effective date of this amendment, each share of the Corporation's Common Stock held of record shall be and hereby is automatically reclassified and changed, without further action, into one-one hundredth (1/100) of a share of the Corporation's Common Stock, provided that no less than one whole share shall be issued pursuant to such reclassification and change. Each holder of a certificate or certificates which immediately prior to the effective date of the amendment represented Common Stock of the Corporation in respect of which the holder who would otherwise be entitled to less than one whole share as a result of such reclassification and change shall be entitled to receive, upon surrender of such certificate or certificates, the cash value of such fractional shares based upon the average closing price per share of the Corporation's Common Stock as reported on the NASDAQ National Market for the 10 trading days preceding the effective date of this amendment. As of 6:00 a.m. (Florida time) on the day following the effective date of this amendment, each share of the Corporation's Common Stock and any fraction thereof held by a record holder of one or more shares shall be and hereby is automatically reclassified and changed, without further action, into the Corporation's Common Stock, on the basis of one hundred (100) new shares of Common Stock per share of Common Stock held of record immediately after the effective date of the amendment. Any fractional share of the Corporation's new Common Stock resulting from such change shall be rounded to the nearest whole share. From and after the effective date of the amendment, the amount of capital represented by the Corporation's Common Stock immediately after the effectiveness of this amendment shall be the same as the amount of capital represented by such shares immediately prior to the effectiveness of this amendment, until thereafter reduced or increased in accordance with applicable law.

         The following provision shall be added to Section 3(d) of Annex A to the Company's Certificate:

         ; provided, however, that nothing in this Certificate of Designation, including but not limited to this Section 3(d), shall prohibit the reclassification of the Corporation's Common Stock on the date of this amendment as contemplated by Article Fourth of the Corporation's Amended and Restated Certificate of Incorporation, as amended on the date of this amendment.

         The following provision shall be added to Section 3(d) of Annex B to the Company's Certificate:

         ; provided, however, that nothing in this Certificate of Designation, including but not limited to this Section 3(d), shall prohibit the reclassification of the Corporation's Common Stock on the date of this amendment as contemplated by Article Fourth of the Corporation's Amended and Restated Certificate of Incorporation, as amended on the date of this amendment.

         Resolved further, that at any time prior to the filing with the Secretary of State of the State of Delaware of the foregoing amendments to the Company's Certificate, notwithstanding authorization of the proposed amendments by the Company's stockholders, the Board may abandon such proposed amendments without further action by the stockholders if, for any reason, the Board deems it advisable to abandon such amendments.

         Resolved further, that the Board recommends that the stockholders approve the proposed amendments.

B.       1-FOR-200 REVERSE STOCK SPLIT

         Resolved, that the Board finds it advisable that (a) Article Fourth of the Company's Certificate be amended to effect a Reverse Split of the Company's Common Stock as of the close of business on the effective date of the amendment, pursuant to which each 200 shares then outstanding will be converted into one share, and to effect a Forward Split of the Company's Common Stock as of 6:00 a.m. (Florida time) on the day following the effective date of the Reverse Split, pursuant to which each share of common stock then outstanding as of such date and time will be converted into 200 shares of the Company's Common Stock,
(b) Sections 3(d) of each of Annex A and Annex B of the Certificate be amended to permit the Stock Splits, and (c) directs that the proposed amendments be submitted to the stockholders for their consideration and approval.

         Resolved further, that prior to the Company's annual meeting of stockholders in 1999, on the condition that no other amendment to the Company's Certificate shall have been filed after June 24, 1998, effecting a Reverse Split of the Common Stock, the Company's Certificate shall be amended by the addition of the following provisions:

         The following provision shall be added to Article Fourth of the Company's Certificate:

         As of 5:00 p.m. (Florida time) on the effective date of this amendment, each share of the Corporation's Common Stock held of record shall be and hereby is automatically reclassified and changed, without further action, into one-two hundredth (1/200) of a share of the Corporation's Common Stock, provided that no less than one whole share shall be issued pursuant to such reclassification and change. Each holder of a certificate or certificates which immediately prior to the effective date of the amendment represented Common Stock of the Corporation in respect of which the holder who would otherwise be entitled to less than one whole share as a result of such reclassification and change shall be entitled to receive, upon surrender of such certificate or certificates, the cash value of such factional shares based upon the average closing price per share of the Corporation's Common Stock as reported on the NASDAQ National Market for the 10 trading days preceding the effective date of this amendment. As of 6:00 a.m. (Florida time) on the day following the effective date of this amendment, each share of the Corporation's Common Stock and any fraction thereof held by a record holder of one or more shares shall be and hereby is automatically reclassified and changed, without further action, into the Corporation's Common Stock, on the basis of two hundred (200) new shares of Common Stock of the Corporation per share of Common Stock held of record immediately after the effective date of the amendment. Any fractional share of the Corporation's new Common Stock resulting from such change shall be rounded to the nearest whole share. From and after the effective date of the amendment, the amount of capital represented by the Corporation's Common Stock immediately after the effectiveness of this amendment shall be the same as the amount of capital represented by such shares immediately prior to effectiveness of this amendment, until thereafter reduced or increased in accordance with applicable law.

         The following provision shall be added to Section 3(d) of Annex A to the Company's Certificate:

         ; provided, however, that nothing in this Certificate of Designation, including but not limited to this Section 3(d), shall prohibit the reclassification of the Corporation's Common Stock on the date of this amendment as contemplated by Article Fourth of the Corporation's Amended and Restated Certificate of Incorporation, as amended on the date of this amendment.

         The following provision shall be added to Section 3(d) of Annex B to the Company's Certificate:

         ; provided, however, that nothing in this Certificate of Designation, including but not limited to this Section 3(d), shall prohibit the reclassification of the Corporation's Common Stock on the date of this amendment as contemplated by Article Fourth of the Corporation's Amended and Restated Certificate of Incorporation, as amended on the date of this amendment.

         Resolved further, that at any time prior to the filing with the Secretary of State of the State of Delaware of the foregoing amendments to the Company's Certificate, notwithstanding authorization of the proposed amendments by the Company's stockholders, the Board may abandon such proposed amendments without further action by the stockholders if, for any reason, the Board deems it advisable to abandon such amendments.

         Resolved further, that the Board recommends that the stockholders approve the proposed amendments.

                                                                      APPENDIX B



                      ATLANTIC GULF COMMUNITIES CORPORATION
                       NEW STOCK OPTION PLAN AND AGREEMENT
                                       FOR
                                THOMAS W. JEFFREY

                                    AGREEMENT

1. GRANT OF OPTION. Atlantic Gulf Communities Corporation, a Delaware corporation (the "Company") hereby grants, as of November 17, 1997, to Thomas W. Jeffrey (the "Optionee") an option (the "Option") to purchase up to Two Hundred Thousand (200,000) shares of the Company's Common Stock, $.10 par value per share (the "Shares"), at an exercise price per share equal to the Option Price. The Option shall be subject to the terms and conditions set forth herein. The Option is a nonqualified stock option, and not an Incentive Stock Option.

2. STOCK OPTION PLAN. This Agreement shall also serve as the plan under which the Option is granted, pursuant to the regulations promulgated under
Section 162 of the Internal Revenue Code. The maximum number of shares that may be subject to acquisition under the Option may not exceed Two Hundred Thousand (200,000) shares.

3. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

         (a)      "Board" shall mean the Board of Directors of the Company.

         (b)      "Cause"  shall  have the  meaning  set  forth for such term in
Section 8.a. of the Employment Agreement.

         (c) "Committee" shall mean a committee appointed by the Board (the "Committee") which shall be composed of two or more Directors all of whom shall be Outside Directors. The membership of the Committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3 promulgated under the Securities Exchange Act and Section 162(m) of the Internal Revenue Code. The Committee shall serve at the pleasure of the Board and shall have the powers designated herein and such other powers as the Board may from time to time confer upon it.

         (d) "Common Stock" shall mean the Company's Common Stock, par value $.10 per share.

         (e)      "Director" shall mean a member of the Board.

         (f) "Employment Agreement" shall mean that certain Employment Agreement entered into by and between the Company and the Optionee, of even date herewith.

         (g) "Fair Market Value" of a Share on any date of reference shall mean the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be the last reported sale price of the Common Stock on the National Association of Securities Dealers' National Market System, on an national securities exchange, or, if no such sales price is reported, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, as reported in any newspaper of general circulation. If no quotation is made for the applicable day, the Fair Market Value shall be determined in the manner set forth in the preceding sentence using quotations for the next preceding day for which there were quotations, provided that such quotations shall have been made within the ten (10) "Trading" days preceding the applicable day. Notwithstanding the foregoing, if no such information is available, or if otherwise determined necessary by the Committee, the Fair Market Value shall be determined in good faith by the Committee or the Board in a fair and uniform manner.

        (h) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Internal Revenue Code.

        (i) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

        (j) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option.

        (k) "Option" (when capitalized) shall mean any option granted under this Agreement.

        (l) "Option Price" shall mean the Fair Market Value of a Share on the Shareholder Approval Date.

        (m) "Outside Director" shall mean a member of the Board who qualifies as an "outside director" under Section 162(m) of the Internal Revenue Code and the regulations thereunder and as a "Non-Employee Director" under Rule 16b-3 promulgated under the Securities Exchange Act.

        (n) "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

        (o)       "Share" shall mean a share of Common Stock.

        (p) "Shareholder Approval Date" shall mean the date on which this Stock Option Plan and Agreement is approved by a majority vote of the shareholders of the Company, in satisfaction of Section 162(m) of the internal Revenue Code.

4.      EXERCISE SCHEDULE.

        (a)       Except  as  otherwise  provided  in  Sections  7 or 10 of this
Agreement,   the  Option  shall  be   exercisable  in  whole  or  in  part,  and
cumulatively, according to the following schedule:

                                                       Number of Shares That
         Exercisability Date                       Become Available for Purchase
         -------------------                       -----------------------------

         Shareholder Approval Date                                 66,667
         June 30, 1998                                             66,667
         June 30, 1999                                             66,666

         (b) Notwithstanding anything to the contrary contained herein, the Optionee may not exercise any portion of the Option at any time prior to the date on which this Stock Option Plan and Agreement is approved by a majority vote of the shareholders of the Company, in satisfaction of Section 162(m) of the Internal Revenue Code. In the event the shareholders of the Company do not approve this Stock Option Plan and Agreement, in satisfaction of Section 162(m) of the Internal Revenue Code, prior to September 30, 1998, any portion of the Option granted to the Optionee hereunder shall be deemed null and void AB INITIO, whether or not the Optionee terminates his employment with the Company.

         (c) The Option shall terminate on, and in no event shall the Option be exercisable after, November 16, 2004.

5.       METHOD OF  EXERCISE.  This Option shall be  exercisable  in whole or in part in accordance with the exercise schedule set forth in Section 4 hereof by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares as may be required by the Company. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised after both
(a) receipt by the Company of such written notice accompanied by the exercise price and (b) arrangements that are satisfactory to the Committee in its sole discretion have been made for Optionee's payment to the Company of the amount that is necessary to be withheld in accordance with applicable Federal or state withholding requirements. No Shares will be issued pursuant to the Option unless and until such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange upon which the Shares then may be traded.

6. METHOD OF PAYMENT. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee: (a) cash;
(b) check; or (c) such other consideration or in such other manner as may be determined by the Committee or the Board, which other method, in the discretion of the Committee or the Board may include, without limitation, payment of the exercise price in whole or in part (i) with Shares held by the Optionee for at least six (6) months, (ii) by a promissory note payable to the order of the Company in a form acceptable to the Committee, or (iii) by the Company retaining from the Shares to be delivered upon exercise of the Option that number of Shares having a Fair Market Value on the date of exercise equal to the option price for the number of Shares with respect to which the Optionee exercises the Option or by any other form of cashless exercise procedure approved by the Committee or the Board.

7. TERMINATION OF OPTION. Any and all unvested or unexercised portion of the Option shall terminate and become null and void at the time of the earliest to occur of the following:

         (a)      five  (5)  business   days  after  the  date  the   Optionee's
employment with the Company is terminated for Cause, pursuant to Section 8.a. of the Employment Agreement;

         (b) ninety (90) days after the date the Optionee's employment with the Company is terminated (i) by the Company without Cause, pursuant to Section 8.b. of the Employment Agreement, or (ii) as a result of the death or the total and permanent disability of the Optionee, pursuant to Section 8.d. of the Employment Agreement; or

         (c) thirty (30) days after the date the Optionee terminates his employment with the Company, pursuant to Section 8.c. of the Employment Agreement.

         Also, the Committee or the Board, in its sole discretion may by giving written notice (the "cancellation notice") cancel, effective upon the date of the consummation of any corporate transaction described in Section 10(a) of this Agreement or the consummation of any reorganization, merger, consolidation or other transaction in which the Company does not survive, any Option that remains unexercised on such date. Such cancellation notice shall be given thirty (30) days prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

8.       TRANSFERABILITY.

         (a) The Option is not transferable other than by will or by the laws of descent and distribution, and during the lifetime of the Optionee the Option shall be exercisable only by the Optionee or the Optionee's legal representative. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         (b) Unless the prior written consent of the Committee or the Board is obtained and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act, no Shares acquired pursuant to the exercise of an Option may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the date on which the Option was granted.

9. NO RIGHTS OF STOCKHOLDERS. Neither the Optionee nor any personal representative (or beneficiary) shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of any portion of the Option prior to the date of exercise of the Option.

10. CHANGE IN CONTROL. This Option shall become immediately fully exercisable in the event of a "Change in Control" or in the event that the Committee or the Board exercises its discretion to provide a cancellation notice with respect to the Option pursuant to Section 7 hereof. For this purpose, the term "Change in Control" shall mean:

         (a) Approval by the shareholders of the Company of (i) a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than

50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or (ii) a liquidation or dissolution of the Company or (iii) the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned); or

         (b) Individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that (i) any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board, and (ii) any person becoming a director subsequent to the date hereof who is nominated by AP-AGC, LLC, a shareholder of the Company, and who replaces a member of the Incumbent Board nominated by AP-AGC, LLC, shall be for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

         (c) The acquisition (other than from the Company) by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, (excluding, for this purpose, AP-AGC, LLC or the Company or its subsidiaries, or any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of 30% or more of either the then outstanding Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors.

11.      ADJUSTMENT OF SHARES.

         (a) If at any time while unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event, appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

         (b) The Committee or the Board may change the terms of Options outstanding under this Agreement, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's or Board's sole discretion, such adjustments become appropriate so as to preserve but not increase benefits under this Agreement.

         (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made to, the number of or exercise price for Shares then subject to outstanding Options granted under this Agreement.

         (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under this Agreement shall not affect in any manner the right or power of the Company to make, authorize or consummate
(i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

12.      ISSUANCE OF SHARES.

         (a) The Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

         (b) As a condition to any sale or issuance of Shares upon exercise of any Option, the Committee or the Board may require such agreements or undertakings as the Committee or the Board may deem necessary or advisable to facilitate compliance with any applicable law or regulation including, but not limited to, the following:

                  (i) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                  (ii) a representation, warranty and/or agreement to be bound by any legends endorsed upon the certificate(s) for such Shares that are, in the opinion of the Committee or the Board, necessary or appropriate to facilitate compliance with the provisions of any securities laws deemed by the Committee or the Board to be applicable to the issuance and transfer of such Shares.

13.      ADMINISTRATION.

         (a) This Agreement shall be administered by the Committee or the Board.

         (b) The Committee or the Board, from time to time, may adopt rules and regulations for carrying out the purposes of this Agreement. The determinations by the Committee or the Board, and the interpretation and construction of any provision of this Agreement by the Committee or the Board, shall be final and conclusive.

14. NO RIGHT TO CONTINUED EMPLOYMENT. Neither the Option nor this Agreement shall confer upon the Optionee any right to continued employment or service with the Company.

15. LAW GOVERNING. This Agreement shall be governed in accordance with and governed by the internal laws of the State of Delaware.

16. INTERPRETATION. The Optionee accepts the Option subject to all the terms and provisions of this Agreement. The undersigned Optionee hereby accepts as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the this Agreement.

17. NOTICES. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company's Secretary at 2601 S. Bayshore Drive, Miami, Florida 33133, or if the Company should move its principal office, to such principal office, and, in the case of the Optionee, to the Optionee's last permanent address as shown on the Company's records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the 17th day of November, 1997.




                                    COMPANY:

                                    ATLANTIC GULF COMMUNITIES
                                    CORPORATION

                                    By:  __________________________________
                                    Name:  J. Larry Rutherford
                                    Title: President, Chairman of the Board
                                           and Chief Executive Officer


Dated:____________________          OPTIONEE:

                                    By: ___________________________________
                                          THOMAS W. JEFFREY

                                                                      APPENDIX C



                      ATLANTIC GULF COMMUNITIES CORPORATION
                         STOCK OPTION PLAN AND AGREEMENT
                                       FOR
                                 JOHN LAGUARDIA

                                    AGREEMENT

1. GRANT OF OPTION. Atlantic Gulf Communities Corporation, a Delaware corporation (the "Company") hereby grants, as of November 17, 1997 to John Laguardia (the "Optionee") an option (the "Option") to purchase up to Four Hundred and Fifty Thousand (450,000) shares of the Company's Common Stock, $.10 par value per share (the "Shares"), at an exercise price per share equal to the Option Price. The Option shall be subject to the terms and conditions set forth herein. The Option is a nonqualified stock option, and not an Incentive Stock Option.

2. STOCK OPTION PLAN. This Agreement shall also serve as the plan under which the Option is granted, pursuant to the regulations promulgated under
Section 162 of the Internal Revenue Code. The maximum number of shares that may be subject to acquisition under the Option may not exceed Four Hundred and Fifty Thousand (450,000) shares.

3. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

         (a)      "Board" shall mean the Board of Directors of the Company.

         (b)      "Cause"  shall  have the  meaning  set  forth for such term in
Section 9.a. of the Employment Agreement.

         (c) "Committee" shall mean a committee appointed by the Board (the "Committee") which shall be composed of two or more Directors all of whom shall be Outside Directors. The membership of the Committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3 promulgated under the Securities Exchange Act and Section 162(m) of the Internal Revenue Code. The Committee shall serve at the pleasure of the Board and shall have the powers designated herein and such other powers as the Board may from time to time confer upon it.

         (d) "Common Stock" shall mean the Company's Common Stock, par value $.10 per share.

         (e)      "Director" shall mean a member of the Board.

         (f) "Employment Agreement" shall mean that certain Employment Agreement entered into by and between the Company and the Optionee, of even date herewith.

         (g) "Fair Market Value" of a Share on any date of reference shall mean the "Closing Price" (as defined below) of the Common Stock on such date (or if such date is not a business day, on the immediately preceding business day), unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any day shall be the last reported sale price of the Common Stock on the National Association of Securities Dealers' National Market System, on an national securities exchange, or, if no such sales price is reported, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, as reported in any newspaper of general circulation. If no quotation is made for the applicable day, the Fair Market Value shall be determined in the manner set forth in the preceding sentence using quotations for the next preceding day for which there were quotations, provided that such quotations shall have been made within the ten (10) "trading" days preceding the applicable day. Notwithstanding the foregoing, if no such information is available, or if otherwise determined necessary by the Committee, the Fair Market Value shall be determined in good faith by the Committee or the Board in a fair and uniform manner.

         (h) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Internal Revenue Code.

         (i) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (j) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option.

         (k) "Option" (when capitalized) shall mean any option granted under this Agreement.

         (l) "Option Price" shall mean the Fair Market Value of a Share on the Shareholder Approval Date.

         (m) "Outside Director" shall mean a member of the Board who qualifies as an "outside director" under Section 162(m) of the Internal Revenue Code and the regulations thereunder and as a "Non-Employee Director" under Rule 16b-3 promulgated under the Securities Exchange Act.

         (n) "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         (o)      "Share" shall mean a share of Common Stock.

         (p) "Shareholder Approval Date" shall mean the date on which this Stock Option Plan and Agreement is approved by a majority vote of the shareholders of the Company, in satisfaction of Section 162(m) of the Internal Revenue Code.

4.       EXERCISE SCHEDULE.

         (a)      Except  as  otherwise  provided  in  Sections  7 or 10 of this
Agreement,   the  Option  shall  be   exercisable  in  whole  or  in  part,  and
cumulatively, according to the following schedule:

                                                       Number of Shares That
         Exercisability Date                       Become Available for Purchase
         -------------------                       -----------------------------
         Shareholder Approval Date                            150,000
         June 30, 1998                                        150,000
         June 30, 1999                                        150,000

         (b) The Option shall terminate on, and in no event shall the Option be exercisable after, the seventh (7th) anniversary of the applicable Exercisability Date as set forth above.

5.       METHOD OF  EXERCISE.  This Option shall be  exercisable  in whole or in part in accordance with the exercise schedule set forth in Section hereof by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares as may be required by the Company. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised after both
(a) receipt by the Company of such written notice accompanied by the exercise price and (b) arrangements that are satisfactory to the Committee in its sole discretion have been made for Optionee's payment to the Company of the amount that is necessary to be withheld in accordance with applicable Federal or state withholding requirements. No Shares will be issued pursuant to the Option unless and until such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange upon which the Shares then may be traded.

6. METHOD OF PAYMENT. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee: (a) cash;
(b) check; or (c) such other consideration or in such other manner as may be determined by the Committee or the Board, which other method, in the discretion of the Committee or the Board may include, without limitation, payment of the exercise price in whole or in part (i) with Shares held by the Optionee for at least six (6) months, (ii) by a promissory note payable to the order of the Company in a form acceptable to the Committee, or (iii) by the Company retaining from the Shares to be delivered upon exercise of the Option that number of Shares having a Fair Market Value on the date of exercise equal to the option price for the number of Shares with respect to which the Optionee exercises the Option or by any other form of cashless exercise procedure approved by the Committee or the Board.

7. TERMINATION OF OPTION. Any and all unvested or unexercised portion of the Option shall terminate and become null and void at the time of the earliest to occur of the following:

         (a)      five  (5)  business   days  after  the  date  the   Optionee's
employment with the Company is terminated for Cause, pursuant to Section 9.a. of the Employment Agreement;

         (b) ninety (90) days after the date the Optionee's employment with the Company is terminated (i) as a result of a total and permanent disability of the Optionee, pursuant to Section 9.d. of the Employment Agreement, (ii) as a result of the death of the Optionee, or (iii) by the Company without Cause, pursuant to Section 9.b. of the Employment Agreement; or

         (c) thirty (30) days after the date the Optionee terminates his employment with the Company, pursuant to Section 9.c. of the Employment Agreement.

                  Also, the Committee or the Board, in its sole discretion may by giving written notice (the "cancellation notice") cancel, effective upon the date of the consummation of any corporate transaction described in Section 10(a) of this Agreement or the consummation of any reorganization, merger, consolidation or other transaction in which the Company does not survive, any Option that remains unexercised on such date. Such cancellation notice shall be given thirty (30) days prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

8.       TRANSFERABILITY.

         (a) The Option is not transferable other than by will or by the laws of descent and distribution, and during the lifetime of the Optionee the Option shall be exercisable only by the Optionee or the Optionee's legal representative. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         (b) Unless the prior written consent of the Committee or the Board is obtained and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act, no Shares acquired pursuant to the exercise of an Option may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the date on which the Option was granted.

9. NO RIGHTS OF STOCKHOLDERS. Neither the Optionee nor any personal representative (or beneficiary) shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of any portion of the Option prior to the date of exercise of the Option.

10. CHANGE IN CONTROL. This Option shall become immediately fully exercisable in the event of a "Change in Control" or in the event that the Committee or the Board exercises its discretion to provide a cancellation notice with respect to the Option pursuant to Section 7 hereof. For this purpose, the term "Change in Control" shall mean:

         (a) Approval by the shareholders of the Company of (i) a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or (ii) a liquidation or dissolution of the Company or (iii) the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned); or

         (b) Individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that (i) any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board, and (ii) any person becoming a director subsequent to the date hereof who is nominated by AP-AGC, LLC, a shareholder of the Company, and who replaces a member of the Incumbent Board nominated by AP-AGC, LLC, shall be for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

         (c) The acquisition (other than from the Company) by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, (excluding, for this purpose, AP-AGC, LLC or the Company or its subsidiaries, or any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of 30% or more of either the then outstanding Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors.

11.      ADJUSTMENT OF SHARES.

         (a) If at any time while unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event, appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

         (b) The Committee or the Board may change the terms of Options outstanding under this Agreement, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's or Board's sole discretion, such adjustments become appropriate so as to preserve but not increase benefits under this Agreement.

         (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made to, the number of or exercise price for Shares then subject to outstanding Options granted under this Agreement.

         (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under this Agreement shall not affect in any manner the right or power of the Company to make, authorize or consummate
(i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

12.      ISSUANCE OF SHARES.

         (a) The Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

         (b) As a condition to any sale or issuance of Shares upon exercise of any Option, the Committee or the Board may require such agreements or undertakings as the Committee or the Board may deem necessary or advisable to facilitate compliance with any applicable law or regulation including, but not limited to, the following:

                  (i) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                  (ii) a representation, warranty and/or agreement to be bound by any legends endorsed upon the certificate(s) for such Shares that are, in the opinion of the Committee or the Board, necessary or appropriate to facilitate compliance with the provisions of any securities laws deemed by the Committee or the Board to be applicable to the issuance and transfer of such Shares.

13. SHAREHOLDER APPROVAL REQUIREMENT. Notwithstanding anything to the contrary herein, the Optionee's rights hereunder shall be subject to and conditioned upon approval of this Stock Option Plan and Agreement by a majority vote of the shareholders of the Company, in satisfaction of Section 162(m) of the Internal Revenue Code.

14.      ADMINISTRATION.

         (a) This Agreement shall be administered by the Committee or the Board.

         (b) The Committee or the Board, from time to time, may adopt rules and regulations for carrying out the purposes of this Agreement. The determinations by the Committee or the Board, and the interpretation and construction of any provision of this Agreement by the Committee or the Board, shall be final and conclusive.

15. NO RIGHT TO CONTINUED EMPLOYMENT. Neither the Option nor this Agreement shall confer upon the Optionee any right to continued employment or service with the Company.

16. LAW GOVERNING. This Agreement shall be governed in accordance with and governed by the internal laws of the State of Delaware.

17. INTERPRETATION. The Optionee accepts the Option subject to all the terms and provisions of this Agreement. The undersigned Optionee hereby accepts as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the this Agreement.

18. NOTICES. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company's Secretary at 2601 S. Bayshore Drive, Miami, Florida 33133, or if the Company should move its principal office, to such principal office, and, in the case of the Optionee, to the Optionee's last permanent address as shown on the Company's records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.


                                   COMPANY:

                                   ATLANTIC GULF COMMUNITIES
                                   CORPORATION


                                   By:__________________________________
                                   Name:________________________________
                                   Title:_______________________________

Dated:_______________________      OPTIONEE:

                                   By:__________________________________
                                      JOHN LAGUARDIA

                                                                      APPENDIX D



                      ATLANTIC GULF COMMUNITIES CORPORATION
                       STOCK INCENTIVE PLAN AND AGREEMENT
                                       FOR
                               J. LARRY RUTHERFORD

                                    AGREEMENT

1. GRANT OF OPTION. Atlantic Gulf Communities Corporation, a Delaware corporation (the "Company") hereby grants, as of November 17, 1997 to J. Larry Rutherford (the "Optionee") an option (the "Option") to purchase up to Three Million (3,000,000) shares of the Company's Common Stock, $.01 par value per share (the "Shares"), at an exercise price per share equal to the Option Price. The Option shall be subject to the terms and conditions set forth herein. The Option is a nonqualified stock option, and not an Incentive Stock Option.

2. STOCK OPTION PLAN. This Agreement shall also serve as the plan under which the Option is granted, pursuant to the regulations promulgated under
Section 162 of the Internal Revenue Code. The maximum number of shares that may be subject to acquisition under the Option may not exceed Three Million (3,000,000) shares.

3. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

         (a)      "Board" shall mean the Board of Directors of the Company.

         (b)      "Cause"  shall  have the  meaning  set  forth for such term in
Section 5.1 of the Employment Agreement.

         (c) "Committee" shall mean a committee appointed by the Board (the "Committee") which shall be composed of two or more Directors all of whom shall be Outside Directors. The membership of the Committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3 promulgated under the Securities Exchange Act and Section 162(m) of the Internal Revenue Code. The Committee shall serve at the pleasure of the Board and shall have the powers designated herein and such other powers as the Board may from time to time confer upon it.

         (d) "Common Stock" shall mean the Company's Common Stock, par value $.01 per share.

         (e)      "Director" shall mean a member of the Board.

         (f) "Employment Agreement" shall mean that certain Employment Agreement entered into by and between the Company and the Optionee, of even date herewith.

         (g) "Fair Market Value" of a Share on any date of reference shall mean the "Closing Price" (as defined below) of the Common Stock on such date (or if such date is not a business day, on the immediately preceding business day), unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any day shall be the last reported sale price of the Common Stock on the National Association of Securities Dealers' National Market System, on an national securities exchange, or, if no such sales price is reported, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, as reported in any newspaper of general circulation. If no quotation is made for the applicable day, the Fair Market Value shall be determined in the manner set forth in the preceding sentence using quotations for the next preceding day for which there were quotations, provided that such quotations shall have been made within the ten (10) "trading" days preceding the applicable day. Notwithstanding the foregoing, if no such information is available, or if otherwise determined necessary by the Committee, the Fair Market Value shall be determined in good faith by the Committee or the Board in a fair and uniform manner.

         (h) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Internal Revenue Code.

         (i) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (j) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option.

         (k) "Option" (when capitalized) shall mean any option granted under this Agreement.

         (l) "Option Price" shall mean the Fair Market Value of a Share on the Shareholder Approval Date.

         (m) "Outside Director" shall mean a member of the Board who qualifies as an "outside director" under Section 162(m) of the Internal Revenue Code and the regulations thereunder and as a "Non-Employee Director" under Rule 16b-3 promulgated under the Securities Exchange Act.

         (n) "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         (o)      "Share" shall mean a share of Common Stock.

         (p) "Shareholder Approval Date" shall mean the date on which this Stock Incentive Plan and Agreement is approved by a majority vote of the shareholders of the Company, in satisfaction of Section 162(m) of the Internal Revenue Code.

4.       EXERCISE SCHEDULE.

         (a)      Except  as  otherwise  provided  in  Sections  7 or 10 of this
Agreement,   the  Option  shall  be   exercisable  in  whole  or  in  part,  and
cumulatively, according to the following schedule:


                                                       Number of Shares That
         Exercisability Date                       Become Available for Purchase
         -------------------                       -----------------------------

         Shareholder Approval Date                            750,000
         December 31, 1998                                    750,000
         December 31, 1999                                    750,000
         December 31, 2000                                    750,000

         (b) Notwithstanding the foregoing, in the event the Optionee's employment with the Company is terminated by the Company without Cause, pursuant to Section 5.4 of the Employment Agreement, any portion of the Option that has not become exercisable prior to the date of Optionee's termination shall become immediately exercisable upon termination by the Company of the Optionee's employment.

         (c) The Option shall terminate on, and in no event shall the Option be exercisable after, November 16, 2004.

5.       METHOD OF  EXERCISE.  This Option shall be  exercisable  in whole or in part in accordance with the exercise schedule set forth in Section hereof by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares as may be required by the Company. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised after both
(a) receipt by the Company of such written notice accompanied by the exercise price and (b) arrangements that are satisfactory to the Committee in its sole discretion have been made for Optionee's payment to the Company of the amount that is necessary to be withheld in accordance with applicable Federal or state withholding requirements. No Shares will be issued pursuant to the Option unless and until such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange upon which the Shares then may be traded.

6. METHOD OF PAYMENT. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee: (a) cash;
(b) check; or (c) such other consideration or in such other manner as may be determined by the Committee or the Board, which other method, in the discretion of the Committee or the Board may include, without limitation, payment of the exercise price in whole or in part (i) with Shares, (ii) by a promissory note payable to the order of the Company in a form acceptable to the Committee, or
(iii) by the Company retaining from the Shares to be delivered upon exercise of the Option that number of Shares having a Fair Market Value on the date of exercise equal to the option price for the number of Shares with respect to which the Optionee exercises the Option or by any other form of cashless exercise procedure approved by the Committee or the Board.

7. TERMINATION OF OPTION. Any and all unvested or unexercised portion of the Option shall terminate and become null and void at the time of the earliest to occur of the following:

         (a)      five  (5)  business   days  after  the  date  the   Optionee's
employment with the Company is terminated for Cause, pursuant to Section 5.1 of the Employment Agreement;

         (b) ninety (90) days after the date the Optionee's employment with the Company is terminated (i) as a result of a disability of the Optionee, pursuant to Section 5.2 of the Employment Agreement, (ii) as a result of the death of the Optionee, pursuant to Section 5.3 of the Employment Agreement, or
(iii) by the Company without Cause, pursuant to Section 5.4 of the Employment Agreement; or

         (c) thirty (30) days after the date the Optionee terminates his employment with the Company, pursuant to Section 5.5 (a) of the Employment Agreement.

         Also, the Committee or the Board, in its sole discretion may by giving written notice (the "cancellation notice") cancel, effective upon the date of the consummation of any corporate transaction described in Section 10(a) of this Agreement or the consummation of any reorganization, merger, consolidation or other transaction in which the Company does not survive, any Option that remains unexercised on such date. Such cancellation notice shall be given thirty (30) days prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

8.       TRANSFERABILITY.

         (a) The Option is not transferable otherwise than by will or the laws of descent and distribution, and during the lifetime of the Optionee the Option shall be exercisable only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         (b) Unless the prior written consent of the Committee or the Board is obtained and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act, no Shares acquired pursuant to the exercise of an Option may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the date on which the Option was granted.

9. NO RIGHTS OF STOCKHOLDERS. Neither the Optionee nor any personal representative (or beneficiary) shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of any portion of the Option prior to the date of exercise of the Option.

10. CHANGE IN CONTROL. This Option shall become immediately fully exercisable in the event of a "Change in Control" or in the event that the Committee or the Board exercises its discretion to provide a cancellation notice with respect to the Option pursuant to Section 7 hereof. For this purpose, the term "Change in Control" shall mean:

         (a) Approval by the shareholders of the Company of (i) a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or (ii) a liquidation or dissolution of the Company or (iii) the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned); or

         (b) Individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that (i) any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board, and (ii) any person becoming a director subsequent to the date hereof who is nominated by AP-AGC, LLC, a shareholder of the Company, and who replaces a member of the Incumbent Board nominated by AP-AGC, LLC, shall be for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

         (c) The acquisition (other than from the Company) by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, (excluding, for this purpose, the Company or its subsidiaries, or any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of 30% or more of either the then outstanding Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors.

11.      ADJUSTMENT OF SHARES.

         (a) If at any time while unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event, appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

         (b) The Committee or the Board may change the terms of Options outstanding under this Agreement, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's or Board's sole discretion, such adjustments become appropriate so as to preserve but not increase benefits under this Agreement.

         (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made to, the number of or exercise price for Shares then subject to outstanding Options granted under this Agreement.

         (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under this Agreement shall not affect in any manner the right or power of the Company to make, authorize or consummate
(i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

12.      ISSUANCE OF SHARES.

         (a) The Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

         (b) As a condition to any sale or issuance of Shares upon exercise of any Option, the Committee or the Board may require such agreements or undertakings as the Committee or the Board may deem necessary or advisable to facilitate compliance with any applicable law or regulation including, but not limited to, the following:

                           (i) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                           (ii) a representation, warranty and/or agreement to be bound by any legends endorsed upon the certificate(s) for such Shares that are, in the opinion of the Committee or the Board, necessary or appropriate to facilitate compliance with the provisions of any securities laws deemed by the Committee or the Board to be applicable to the issuance and transfer of such Shares.

13. FINANCED STOCK PURCHASE. In addition to the Stock Options provided for in Section 1 hereof, the Company shall make loans to the Executive (the "Loans") equal to the funds necessary for the purchase by the Executive of up to an aggregate of One Million Dollars ($1,000,000) worth of the common stock of the Company, valued at fair market value on the date of purchase. The Loans shall be secured by a pledge of the shares of common stock purchased by the Executive. Up to Four Hundred Thousand Dollars ($400,000) of the Loans shall be recourse loans as to the Executive, and up to Six Hundred Thousand Dollars ($600,000) of the Loans shall be non-recourse as to the Executive. The term of the Loans shall be for five (5) years, payable in annual installments of interest only, with principal and unpaid interest payable on maturity, and the interest rate of the Loans shall be the prime rate, as published in the Wall Street Journal from time to time. In addition to other customary events of default, the Loans shall become due and payable in full upon (i) the termination by the Company of Executive's employment with the Company hereunder for cause (as defined in Section 5.1 of the Employment Agreement with the Company), or (ii) the termination by Executive of his employment with the Company hereunder. The terms and conditions of all promissory notes evidencing the Loans, and the terms and conditions of all pledge agreements evidencing the pledge of the shares of common stock as security for the Loans, shall be in a form satisfactory to the Company.

14. SHAREHOLDER APPROVAL REQUIREMENT. Notwithstanding anything to the contrary herein, the Optionee's rights hereunder shall be subject to and conditioned upon approval of this Stock Incentive Plan and Agreement by a majority vote of the shareholders of the Company, in satisfaction of Section 162(m) of the Internal Revenue Code.

15.      ADMINISTRATION.

         (a) This Agreement shall be administered by the Committee or the Board.

         (b) The Committee or the Board, from time to time, may adopt rules and regulations for carrying out the purposes of this Agreement. The determinations by the Committee or the Board, and the interpretation and construction of any provision of this Agreement by the Committee or the Board, shall be final and conclusive.

16. NO RIGHT TO CONTINUED EMPLOYMENT. Neither the Option nor this Agreement shall confer upon the Optionee any right to continued employment or service with the Company.

17. LAW GOVERNING. This Agreement shall be governed in accordance with and governed by the internal laws of the State of Delaware.

18. INTERPRETATION. The Optionee accepts the Option subject to all the terms and provisions of this Agreement. The undersigned Optionee hereby accepts as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the this Agreement.

19. NOTICES. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company's Secretary at 2601 S. Bayshore Drive, Miami, Florida 33133, or if the Company should move its principal office, to such principal office, and, in the case of the Optionee, to the Optionee's last permanent address as shown on the Company's records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.



         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                   COMPANY:

                                   ATLANTIC GULF COMMUNITIES
                                   CORPORATION


                                   By:___________________________________
                                   Name:_________________________________
                                   Title:________________________________



                                   COMPENSATION COMMITTEE OF
                                   ATLANTIC GULF COMMUNITIES CORPORATION

                                   By: __________________________________
                                   Name: ________________________________
                                   Title: Chairman



Dated:________________________     OPTIONEE:


                                   By:___________________________________
                                       J. LARRY RUTHERFORD

                      ATLANTIC GULF COMMUNITIES CORPORATION

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

                      ANNUAL MEETING OF STOCKHOLDERS TO BE

                        HELD ON WEDNESDAY, JUNE 24, 1998



                  The undersigned stockholder(s) of Atlantic Gulf Communities Corporation, a Delaware corporation (the "Company"), revoking all previous proxies, hereby acknowledge(s) receipt of the proxy statement dated _________ __, 1998 and appoints _________, ___________ and ____________ or any of them, attorneys and proxies of the undersigned, with full power of substitution to vote and act for the undersigned at the Company's annual meeting of stockholders to be held at the Hyatt Regency Miami, 400 S.E. Second Avenue, Miami, Florida, on Wednesday, June 24, 1998, at 11:00 a.m. (Florida time), and at any adjournment or postponement thereof, in respect of all of the Company's common stock registered in the name of the undersigned as fully as the undersigned could vote and act if personally present, as directed on the reverse side of this card, and in their discretion, on any other matters which may properly come before the meeting, or any adjournment or postponement thereof. This proxy, when properly executed, will be voted as directed herein. However, if no direction is given, this proxy will be voted "FOR" proposals 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12 13, and 14. Said proxies are authorized and directed to vote as indicated with respect to the matters described on the reverse side:



                     (PLEASE DATE AND SIGN ON REVERSE SIDE)

--------------------------------------------------------------------


Please mark your vote as this [X]

                                   -----------
                                     COMMON





1.       FOR             WITHHOLD      To consider and act upon a proposal to
                                       elect/re-elect Mr. James M. DeFrancia as
                        AUTHORITY      a Class 3 Director of the Company to
                                       serve until the Annual Meeting of
                                       Stockholders of the Company in the year
                                       2001 and until his successor is duly
                                       elected and qualified
         [ ]              [ ]


2.       FOR  AGAINST   ABSTAIN        To consider and vote upon a proposal to
                                       amend the Company's Certificate of
                                       Incorporation (1) to effect, as
                                       determined by the Board of Directors, in
                                       its discretion, either of two different
                                       reverse stock splits of the Company's
                                       issued and outstanding common stock as of
                                       the close of business on the effective
                                       date of the amendment, pursuant to which
                                       either (a) each 100 shares then
                                       outstanding will be converted into one
                                       share, or (b) each 200 shares then
                                       outstanding will be converted into one
                                       share and (2) to effect a forward split
                                       of the common stock as of 6:00 a.m.
                                       (Florida time) on the day following the
                                       effective date of the reverse stock
                                       split, pursuant to which each share of
                                       common stock then outstanding as of such
                                       date will be converted into the number of
                                       shares of common stock that such shares
                                       represented immediately prior to the
                                       effective of the reverse stock split
         [ ]    [ ]       [ ]

3.       FOR  AGAINST   ABSTAIN        To consider and vote upon a proposal to
                                       ratify and approve the performance
                                       objectives (as approved by the
                                       Compensation/Stock Option Committee of
                                       the Board of Directors of the Company)
                                       for the 75% non-discretionary component
                                       of Mr. Rutherford's 1998 Bonus
         [ ]    [ ]       [ ]


4.       FOR  AGAINST   ABSTAIN        To consider and act upon a proposal to
                                       ratify and approve the payment of 50% of
                                       Mr. Rutherford's 1998 Bonus, to the
                                       extent earned (less applicable
                                       withholding taxes), in shares of Company
                                       common stock (in connection with, and on
                                       the terms set forth in, Mr. Rutherford's
                                       Employment Agreement)
         [ ]    [ ]       [ ]


5.       FOR  AGAINST   ABSTAIN        To consider and act upon a proposal to
                                       ratify and approve the payment of 50% of
                                       Mr. Rutherford's Warrant Reset Incentive,
                                       to the extent earned (less applicable
                                       withholding taxes), in shares of Company
                                       common stock (in connection with, and on
                                       the terms set forth in, Mr. Rutherford's
                                       Employment Agreement)
         [ ]    [ ]       [ ]


6.       FOR  AGAINST   ABSTAIN        To consider and act upon a proposal to
                                       ratify and approve the 1997 and 1998
                                       Recourse Loans by the Company to Mr.
                                       Rutherford, the proceeds of which are to
                                       be used solely for the purpose of
                                       purchasing shares of common stock of the
                                       Company in the NASDAQ National Market or
                                       in one or more private transactions with
                                       third parties (in connection with, and on
                                       the terms set forth in, Mr. Rutherford's
                                       Employment Agreement)
         [ ]    [ ]       [ ]


7.       FOR  AGAINST   ABSTAIN        To consider and act upon a proposal to
                                       ratify and approve the purchase by Mr.
                                       Rutherford from the Company of shares of
                                       common stock of the Company having a
                                       market value, as of the purchase date,
                                       equal to $600,000, and the nonrecourse
                                       $600,000 Loan to be made by the Company
                                       to Mr. Rutherford, the proceeds of which
                                       are to be used solely to fund the
                                       purchase price of such shares (in
                                       connection with, and on the terms set
                                       forth in, Mr. Rutherford's Employment
                                       Agreement)
         [ ]    [ ]       [ ]


8.       FOR  AGAINST   ABSTAIN        To consider and act upon a proposal to
                                       ratify and approve the payment (in the
                                       discretion of the Board) of 50% of Mr.
                                       Laguardia's 1998 Performance Bonus, to
                                       the extent earned (less applicable
                                       withholding taxes), in shares of Common
                                       Stock (in connection with, and on the
                                       terms set forth in, Mr. Laguardia's
                                       Employment Agreement)
         [ ]    [ ]       [ ]


9.       FOR  AGAINST   ABSTAIN        To consider and act upon a proposal to
                                       ratify and approve Mr. Jeffrey's New
                                       Option Plan Agreement, which entitles Mr.
                                       Jeffrey to purchase up to 200,00 shares
                                       of Company common stock on the terms set
                                       forth therein
         [ ]    [ ]       [ ]

10.      FOR  AGAINST   ABSTAIN        To consider and act upon a proposal to
                                       ratify and approve Mr. Laguardia's Option
                                       Agreement, which entitles Mr. Laguardia
                                       to purchase up to 450,000 shares of
                                       Company common stock on the terms set
                                       forth therein
         [ ]    [ ]       [ ]


11.      FOR  AGAINST   ABSTAIN        To consider and act upon a proposal to
                                       ratify and approve Mr. Rutherford's
                                       Option Agreement, which entitles Mr.
                                       Rutherford to purchase up to 3,000,000
                                       shares of Company common stock on the
                                       terms set forth therein
         [ ]    [ ]       [ ]


12.      FOR  AGAINST   ABSTAIN        To consider and act upon a proposal to
                                       ratify and approve an amendment to the
                                       Atlantic Gulf Communities Corporation
                                       Stock Option Plan (the "Plan") to
                                       increase the number of shares of Company
                                       common stock with respect to which
                                       options may be granted under the Plan by
                                       500,000 shares (i.e., from 750,000 shares
                                       of Company common stock to 1,250,000
                                       shares of Company common stock)
         [ ]    [ ]       [ ]


                                              THE       UNDERSIGNED       HEREBY
                                              ACKNOWLEDGES RECEIPT OF THE NOTICE
                                              OF ANNUAL MEETING, PROXY STATEMENT
                                              AND ANNUAL REPORT OF ATLANTIC GULF
                                              COMMUNITIES CORPORATION



                                              Dated:                    , 1998
                                                     -------------------


                                              -----------------------------
                                              Signature of Stockholder

                                              -----------------------------
                                              Signature of Stockholder

                                              NOTE:  Please  date and sign  this
                                              Proxy  exactly as the names appear
                                              hereon.     When     signing    as
                                              attorney-in-fact,        executor,
                                              administrator,      trustee     or
                                              guardian, please add your title as
                                              such. Proxies executed in the name
                                              of a corporation  should be signed
                                              on behalf of the  corporation by a
                                              duly  authorized  officer.   Where
                                              shares  are  owned  in the name of
                                              two  or  more  persons,  all  such
                                              persons should sign.

PLEASE RETURN YOUR COMPLETED PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE